=======================================================================================================================================

                                                   RESIDENTIAL ACCREDIT LOANS, INC.,

                                                               Company,

                                                   RESIDENTIAL FUNDING COMPANY, LLC,

                                                           Master Servicer,

                                                                  and

                                                 DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                                                Trustee

                                                          SERIES SUPPLEMENT,

                                                      DATED AS OF APRIL 1, 2007,

                                                                  TO

                                                           STANDARD TERMS OF
                                                    POOLING AND SERVICING AGREEMENT
                                                     dated as of December 1, 2006

                                            Mortgage Asset-Backed Pass-Through Certificates

                                                            Series 2007-QS6

=======================================================================================================================================

                  Section 2.03.    Representations, Warranties and Covenants of the Master Servicer and the Company22

                  Section 2.04.    Representations and Warranties of Sellers. (See Section 2.04 of the Standard
                                   Terms) ......................................................................25

                  Section 2.05.    Execution and Authentication of Certificates/Issuance of Certificates
                                   Evidencing Interests in REMIC I Certificates. ...............................25

                  Section 2.06.    Conveyance of Uncertificated REMIC I Regular Interests; Acceptance by the
                                   Trustee .....................................................................25

                  Section 2.07.    Issuance of Certificates Evidencing Interest in REMIC II.....................26

                  Section 2.08.    Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms)...26

Article III      ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.................................................23

                  Section 3.01    Master Servicer to Act as Servicer. (See Section 3.01 of the Standard Terms) .27

                  Section 3.02    Subservicing Agreements Between Master Servicer and Subservicers; Enforcement
                                  of Subservicers' and Sellers' Obligations. (See Section 3.02 of
                                  the Standard Terms) ................................................. ........27

                  Section 3.03    Successor Subservicers. (See Section 3.03 of the Standard Terms) ............ 27

                  Section 3.04    Liability of the Master Servicer. (See Section 3.04 of the Standard Terms) ...27

                  Section 3.05    No Contractual Relationship Between Subservicer and Trustee or
                                  Certificateholders. (See Section 3.05 of the Standard Terms) .................27

                  Section 3.06    Assumption or Termination of Subservicing Agreements by Trustee.
                                 (See Section 3.06 of the Standard Terms) ......................................27

                  Section 3.07    Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account ..27

                  Section 3.08    Subservicing Accounts; Servicing Accounts.  (See Section 3.08 of the
                                  Standard Terms) ..............................................................29

                  Section 3.09    Access to Certain Documentation and Information Regarding the Mortgage Loans.
                                 (See Section 3.08 of the Standard Terms) ......................................29

                  Section  3.10.   Permitted Withdrawals from the Custodial Account.............(See Section 3.10 of the Standard Terms) ......................................................29

                  Section  3.11.   Maintenance of the Primary Insurance  Policies; Collections Thereunder.
                                   (See Section 3.11 of the Standard Terms) ....................................29

                  Section  3.12.   Maintenance of Fire Insurance and  Omissions and Fidelity Coverage.
                                  (See Section 3.12 of the Standard Terms) .....................................29

                  Section  3.13.   Enforcement of Due-on-Sale Clauses; Assumption and  Modification Agreements;
                                   Certain Assignments.(See Section 3.13 of the Standard Terms) ................29

                  Section  3.14.   Realization Upon Defaulted Mortgage Loans. (See Section 3.14 of the
                                   Standard Terms) .............................................................29

                  Section  3.15.   Trustee to Cooperate; Release of Mortgage Files.  (See Section 3.15 of the
                                   Standard Terms) .............................................................29

                  Section  3.16.   Servicing and Other Compensation; Compensating Interest......................29

                  Section  3.17.   Reports to the Trustee and the Company (See Section 3.17 of the

                                   Standard Terms) .............................................................30

                  Section  3.18.   Annual Statement as to Compliance. (See Section 3.18 of the Standard

                                   Terms) ......................................................................30

                  Section  3.19.   Annual Independent Public Accountants' Servicing Report.(See Section

                                   3.19 of the Standard Terms) .................................................30

                  Section  3.20.   Rights of the Company in Respect of the Master Servicer. (See Section 3.20 of the Standard Terms)
30

                  Section  3.21.   Administration of Buydown Funds. (See Section 3.21 of the Standard

                  Section 4.03.    Statements to Certificateholders; Statements to the Rating Agencies; Exchange Act Reporting. (See
Section 4.03 of the Standard Terms).............................................................................39

                  Section 4.04.    Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See
Section 4.04 of the Standard Terms).............................................................................39

                  Section 4.05.    Allocation of Realized Losses................................................39

                  Section 4.06.    Reports of Foreclosures and Abandonment of Mortgaged Property.   (See Section 4.06 of the Standard
Terms)                             40

                  Section 4.07.    Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07      of the Standard Terms)
40

                  Section 4.08.    Surety Bond. (See Section 4.08 of the Standard Terms)........................40

                  Section 4.09.    Class P Reserve Account .....................................................40

Article V        THE CERTIFICATES...............................................................................34

                  Section 5.01.    The Certificates. (See Section 5.01 of the Standard Terms) ................. 44

                  Section 5.02.    Registration of Transfer and Exchange of Certificates....................... 44

                  Section 5.03.    Mutilated, Destroyed, Lost or Stolen Certificates (See Section 5.031 of the Standard Terms).
47

                  Section 9.01    Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the

                  Section 10.02.   Master Servicer; REMIC Administrator and Trustee Indemnification. (See Section 10.02 of the
Standard Terms).                   60

                  Section 10.03.   Designation of REMICs........................................................60

                  Section 10.04.   Distributions on the Uncertificated REMIC I Regular Interests and the Uncertificated REMIC II
Regular Interests Z.               60

                  Section 11.02.   Recordation of Agreement;  Counterparts. (See Section 11.02 of the Standard Terms).     63

                  Section 11.03.   Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms).  63

                  Section 11.04.   Governing Law. (See Section 11.04 of the Standard Terms).....................63

                  Section 11.05.   Notices......................................................................63

                  Section 11.06.   Required Notices to Rating Agency and Subservicer.                           (See Section 11.06 of
the Standard Terms)                64

                  Section 11.07.   Severability of Provisions. (See Section 11.07 of the Standard       Terms)..64

                  Section 11.08.   Supplemental Provisions for Resecuritization.                                     (See Section
11.08 of the Standard Terms)       64

                  Section 11.09.   Allocation of Voting Rights..................................................64

                  Section 11.10.   No Petition..................................................................64

                                                               EXHIBITS

Exhibit One:               Mortgage Loan Schedule
Exhibit Two:               Schedule of Discount Fractions
Exhibit Three:             Information to be Included in
                           Monthly Distribution Date Statement
Exhibit Four:              Standard Terms of Pooling and Servicing
                           Agreement Dated as of December 1, 2006
Exhibit Five:              Form of Rule 144A Global Class P Certificate
Exhibit Six:               Available Combinations of Exchangeable Certificates
Exhibit Seven:             Targeted Principal Balances
Exhibit Eight:             Certificate Exchange Notification

         This is a Series  Supplement,  dated as of April 1, 2007 (the  "Series  Supplement"),  to the  Standard  Terms of Pooling  and
Servicing  Agreement,  dated as of December 1, 2006 and attached as Exhibit Four hereto (the "Standard  Terms" and,  together with this
Series  Supplement,  the "Pooling and Servicing  Agreement" or "Agreement"),  among  RESIDENTIAL  ACCREDIT LOANS,  INC., as the company
(together with its permitted  successors and assigns,  the "Company"),  RESIDENTIAL FUNDING COMPANY,  LLC, as master servicer (together with its  permitted  successors  and assigns,  the "Master  Servicer"),  and DEUTSCHE  BANK TRUST  COMPANY  AMERICAS in its capacity as trustee (together with its permitted successors and assigns, the "Trustee").

                                                        PRELIMINARY STATEMENT:

         The Company intends to sell mortgage asset-backed pass-through certificates (collectively,  the "Certificates"),  to be issued hereunder in multiple  classes,  which in the aggregate will evidence the entire  beneficial  ownership  interest in the Mortgage Loans
(as defined herein).  As provided herein,  the REMIC  Administrator will make an election to treat the entire segregated pool of assets described in the  definition of REMIC I, as two real estate  mortgage  investment  conduits  (each,  a "REMIC") for federal  income tax purposes.

         The terms and  provisions  of the  Standard  Terms are hereby  incorporated  by  reference  herein as though set forth in full herein.  If any term or  provision  contained  herein  shall  conflict  with or be  inconsistent  with any  provision  contained in the
Standard Terms, the terms and provisions of this Series  Supplement shall govern.  All capitalized  terms not otherwise  defined herein shall have the meanings set forth in the Standard  Terms.  The Pooling and  Servicing  Agreement  shall be dated as of the date of this
Series Supplement.

         The following table sets forth the designation,  type,  Pass-Through Rate,  aggregate Initial  Certificate  Principal Balance,
Maturity Date,  initial ratings and certain features for each Class of Certificates  comprising the interests in the Trust Fund created hereunder.

                                         AGGREGATE INITIAL
                       PASS-THROUGH    CERTIFICATE PRINCIPAL                                                   MATURITY
     DESIGNATION           RATE              BALANCE           FEATURES(1)                                       DATE        FITCH/MOODY'S/ S&P    MINIMUM DENOMINATIONS(2)
      Class A-1         Adjustable         $175,000,000        Senior/Exchangeable/Floater/Adjustable Rate     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                                                                2037
      Class A-2         Adjustable          $21,000,000                Senior/Exchangeable/Inverse             April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                        Floater/Adjustable Rate                 2037
                        Adjustable                                Senior/Exchangeable/Floater/Accretion
      Class A-3         Rate/Fixed                               Directed/Companion/Adjustable Rate/Fixed      April 25,
                          Rate(3)           $30,000,000                            Rate                          2037            AAA/Aaa/AAA             $25,000.00
                                                                       Senior/Exchangeable/Inverse
                        Adjustable                                          Floater/Accretion
      Class A-4         Rate/Fixed                               Directed/Companion/Adjustable Rate/Fixed      April 25,
                          Rate(3)           $30,000,000                            Rate                          2037            AAA/Aaa/AAA             $25,000.00
      Class A-5            6.25%              $25,000              Senior/Companion/Accrual/Fixed Rate         April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
      Class A-6            6.25%           $103,569,000                        Senior/Super                    April 25,         AAA/Aaa/AAA             $25,000.00
                                                                  Senior/Exchangeable/Lockout/Fixed Rate         2037
      Class A-7            6.25%           $187,421,000        Senior/Super Senior/Exchangeable/Fixed Rate     April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
      Class A-8            6.25%            $38,377,000            Senior/ Exchangeable/TAC/Fixed Rate         April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
      Class A-9            6.25%            $28,245,000               Senior/Exchangeable/Accretion            April 25,         AAA/Aaa/AAA             $25,000.00
                                                                      Directed/Companion/Fixed Rate              2037
     Class A-10            6.25%            $56,475,000        Senior/Super Senior/Exchangeable/Fixed Rate     April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
     Class A-11            6.25%            $2,048,000               Senior/Senior Support/Fixed Rate          April 25,         AAA/Aa1/AAA             $25,000.00
                                                                                                                 2037
     Class A-12         Adjustable          $52,229,464           Senior/Exchangeable/Floater/Accretion        April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                        Directed/Adjustable Rate                2037
     Class A-13         Adjustable          $6,267,536                 Senior/Exchangeable/Inverse             April 25,         AAA/Aa1/AAA             $25,000.00
                          Rate(3)                               Floater/Accretion Directed/Adjustable Rate       2037
     Class A-14            6.25%              $25,000                   Senior/Accrual/Fixed Rate              April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
     Class A-15            6.25%                                   Senior/Exchangeable/Senior Support/         April 25,         AAA/Aa1/AAA             $25,000.00
                                            $7,200,000                      Lockout/Fixed Rate                   2037
     Class A-16            6.25%                                 Senior/Exchangeable/Senior Support/Fixed      April 25,         AAA/Aa1/AAA             $25,000.00
                                            $11,963,000                            Rate                          2037
        A-17            Adjustable         $175,000,000          Senior/Exchanged/Floater/Adjustable Rate      April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                                                                2037
        A-18            Adjustable          $21,000,000        Senior/Exchanged/Inverse Floater/Adjustable     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                                  Rate                          2037
        A-19            Adjustable         $175,000,000          Senior/Exchanged/Floater/Adjustable Rate      April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                                                                2037
        A-20            Adjustable          $21,000,000        Senior/Exchanged/Inverse Floater/Adjustable     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                                  Rate                          2037
        A-21            Adjustable         $175,000,000          Senior/Exchanged/Floater/Adjustable Rate      April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                                                                2037
        A-22            Adjustable          $21,000,000        Senior/Exchanged/Inverse Floater/Adjustable     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                                  Rate                          2037
        A-23            Adjustable         $175,000,000          Senior/Exchanged/Floater/Adjustable Rate      April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                                                                2037
        A-24            Adjustable          $21,000,000        Senior/Exchanged/Inverse Floater/Adjustable     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                                  Rate                          2037
        A-25               5.00%           $187,421,000          Senior/Super Senior/Exchanged/Fixed Rate      April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-26               5.25%           $187,421,000          Senior/Super Senior/Exchanged/Fixed Rate      April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-27               5.50%           $187,421,000          Senior/Super Senior/Exchanged/Fixed Rate      April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-28               5.75%           $187,421,000          Senior/Super Senior/Exchanged/Fixed Rate      April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-29               6.00%           $187,421,000          Senior/Super Senior/Exchanged/Fixed Rate      April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-30               6.00%               $0(4)              Senior/Super Senior/Exchanged/Interest       April 25,         AAA/Aaa/AAA             $25,000.00
                                                                             Only/Fixed Rate                     2037
        A-31               5.50%            $11,963,000         Senior/Senior Support/Exchanged/Fixed Rate     April 25,         AAA/Aa1/AAA             $25,000.00
                                                                                                                 2037
        A-32               5.75%            $11,963,000         Senior/Senior Support/Exchanged/Fixed Rate     April 25,         AAA/Aa1/AAA             $25,000.00
                                                                                                                 2037
        A-33               6.00%            $11,963,000         Senior/Senior Support/Exchanged/Fixed Rate     April 25,         AAA/Aa1/AAA             $25,000.00
                                                                                                                 2037
        A-34               6.00%               $0(4)             Senior/Senior Support/Exchanged/Interest      April 25,         AAA/Aa1/AAA             $25,000.00
                                                                             Only/Fixed Rate                     2037
        A-35            Adjustable         $167,340,178                        Senior/Super                    April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                Senior/Exchanged/Floater/Adjustable Rate        2037
        A-36            Adjustable          $20,080,822           Senior/Super Senior/Exchanged/Inverse        April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                        Floater/Adjustable Rate                 2037
        A-37            Adjustable         $167,340,178                        Senior/Super                    April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                Senior/Exchanged/Floater/Adjustable Rate        2037
        A-38            Adjustable          $20,080,822           Senior/Super Senior/Exchanged/Inverse        April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                        Floater/Adjustable Rate                 2037
        A-39            Adjustable         $167,340,178                        Senior/Super                    April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                Senior/Exchanged/Floater/Adjustable Rate        2037
        A-40            Adjustable          $20,080,822           Senior/Super Senior/Exchanged/Inverse        April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                        Floater/Adjustable Rate                 2037
        A-41            Adjustable         $167,340,178                        Senior/Super                    April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                Senior/Exchanged/Floater/Adjustable Rate        2037
        A-42            Adjustable          $20,080,822           Senior/Super Senior/Exchanged/Inverse        April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                        Floater/Adjustable Rate                 2037
        A-43               5.25%            $56,475,000          Senior/Super Senior/Exchanged/Fixed Rate      April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-44               5.50%            $56,475,000          Senior/Super Senior/Exchanged/Fixed Rate      April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-45               5.75%            $56,475,000          Senior/Super Senior/Exchanged/Fixed Rate      April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-46               6.00%            $56,475,000          Senior/Super Senior/Exchanged/Fixed Rate      April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-47               6.00%               $0(4)              Senior/Super Senior/Exchanged/Interest       April 25,         AAA/Aaa/AAA             $25,000.00
                                                                             Only/Fixed Rate                     2037
        A-48            Adjustable          $50,424,107                        Senior/Super                    April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                Senior/Exchanged/Floater/Adjustable Rate        2037
        A-49            Adjustable          $6,050,893            Senior/Super Senior/Exchanged/Inverse        April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                        Floater/Adjustable Rate                 2037
        A-50            Adjustable          $50,424,107                        Senior/Super                    April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                Senior/Exchanged/Floater/Adjustable Rate        2037
        A-51            Adjustable          $6,050,893            Senior/Super Senior/Exchanged/Inverse        April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                        Floater/Adjustable Rate                 2037
        A-52            Adjustable          $50,424,107                        Senior/Super                    April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                Senior/Exchanged/Floater/Adjustable Rate        2037
        A-53            Adjustable          $6,050,893            Senior/Super Senior/Exchanged/Inverse        April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                        Floater/Adjustable Rate                 2037
        A-54            Adjustable          $52,229,464             Senior/Exchanged/Floater/Accretion         April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                        Directed/Adjustable Rate                2037
        A-55            Adjustable          $6,267,536          Senior/Exchanged/Inverse Floater/Accretion     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                        Directed/Adjustable Rate                2037
        A-56            Adjustable          $52,229,464             Senior/Exchanged/Floater/Accretion         April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                        Directed/Adjustable Rate                2037
        A-57            Adjustable          $6,267,536          Senior/Exchanged/Inverse Floater/Accretion     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                        Directed/Adjustable Rate                2037
        A-58            Adjustable          $52,229,464             Senior/Exchanged/Floater/Accretion         April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                        Directed/Adjustable Rate                2037
        A-59            Adjustable          $6,267,536          Senior/Exchanged/Inverse Floater/Accretion     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                        Directed/Adjustable Rate                2037
        A-60               5.00%            $38,377,000              Senior/Exchanged/Fixed Rate/TAC           April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-61               5.25%            $38,377,000              Senior/Exchanged/Fixed Rate/TAC           April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-62               5.50%            $38,377,000              Senior/Exchanged/Fixed Rate/TAC           April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-63               5.75%            $38,377,000              Senior/Exchanged/Fixed Rate/TAC           April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-64               6.00%            $38,377,000              Senior/Exchanged/Fixed Rate/TAC           April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-65               6.00%               $0(4)            Senior/Exchanged/Interest Only/Fixed Rate      April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-66            Adjustable          $34,265,178        Senior/Exchanged/Floater/Adjustable Rate/TAC    April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                                                                2037
        A-67            Adjustable          $4,111,822         Senior/Exchanged/Inverse Floater/Adjustable     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                                Rate/TAC                        2037
        A-68            Adjustable          $34,265,178        Senior/Exchanged/Floater/Adjustable Rate/TAC    April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                                                                2037
        A-69            Adjustable          $4,111,822         Senior/Exchanged/Inverse Floater/Adjustable     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                                Rate/TAC                        2037
        A-70            Adjustable          $34,265,178        Senior/Exchanged/Floater/Adjustable Rate/TAC    April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                                                                2037
        A-71            Adjustable          $4,111,822         Senior/Exchanged/Inverse Floater/Adjustable     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                                Rate/TAC                        2037
        A-72            Adjustable          $25,218,750             Senior/Exchanged/Floater/Accretion         April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                   Directed/Companion/Adjustable Rate           2037
        A-73            Adjustable          $3,026,250          Senior/Exchanged/Inverse Floater/Accretion     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                   Directed/Companion/Adjustable Rate           2037
        A-74            Adjustable          $25,218,750             Senior/Exchanged/Floater/Accretion         April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                   Directed/Companion/Adjustable Rate           2037
        A-75            Adjustable          $3,026,250          Senior/Exchanged/Inverse Floater/Accretion     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                   Directed/Companion/Adjustable Rate           2037
        A-76            Adjustable          $25,218,750             Senior/Exchanged/Floater/Accretion         April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                   Directed/Companion/Adjustable Rate           2037
                                                                Senior/Exchanged/Inverse Floater/Accretion                       AAA/Aaa/AAA
        A-77            Adjustable          $3,026,250                      Directed/Accretion                 April 25,                                 $25,000.00
                          Rate(3)                                   Directed/Companion/Adjustable Rate           2037
        A-78            Adjustable          $25,218,750             Senior/Exchanged/Floater/Accretion         April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                   Directed/Companion/Adjustable Rate           2037
        A-79            Adjustable          $3,026,250          Senior/Exchanged/Inverse Floater/Accretion     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                   Directed/Companion/Adjustable Rate           2037
        A-80            Adjustable          $53,571,428             Senior/Exchanged/Floater/Accretion         April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                   Directed/Companion/Adjustable Rate           2037
        A-81            Adjustable          $6,428,572          Senior/Exchanged/Inverse Floater/Accretion     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                   Directed/Companion/Adjustable Rate           2037
        A-82            Adjustable          $53,571,428             Senior/Exchanged/Floater/Accretion         April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                  Directed/ Companion/Adjustable Rate           2037
        A-83            Adjustable          $6,428,572          Senior/Exchanged/Inverse Floater/Accretion     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                   Directed/Companion/Adjustable Rate           2037
        A-84            Adjustable          $53,571,428             Senior/Exchanged/Floater/Accretion         April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                   Directed/Companion/Adjustable Rate           2037
        A-85            Adjustable          $6,428,572          Senior/Exchanged/Inverse Floater/Accretion     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                  Directed/Companion /Adjustable Rate           2037
        A-86            Adjustable          $53,571,428             Senior/Exchanged/Floater/Accretion         April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                   Directed/Companion/Adjustable Rate           2037
        A-87            Adjustable          $6,428,572          Senior/Exchanged/Inverse Floater/Accretion     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                   Directed/Companion/Adjustable Rate           2037
        A-88            Adjustable          $53,571,428             Senior/Exchanged/Floater/Accretion         April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                   Directed/Companion/Adjustable Rate           2037
        A-89            Adjustable          $6,428,572          Senior/Exchanged/Inverse Floater/Accretion     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                   Directed/Companion/Adjustable Rate           2037
        A-90            Adjustable          $53,571,428             Senior/Exchanged/Floater/Accretion         April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                   Directed/Companion/Adjustable Rate           2037
        A-91            Adjustable          $6,428,572          Senior/Exchanged/Inverse Floater/Accretion     April 25,         AAA/Aaa/AAA             $25,000.00
                          Rate(3)                                   Directed/Companion/Adjustable Rate           2037
        A-92               6.25%           $110,769,000            Senior/Exchanged/Lockout/Fixed Rate         April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-93               6.25%           $199,384,000                Senior/Exchanged/Fixed Rate             April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-94               5.50%            $58,497,000         Senior/Exchanged/Accretion Directed/Fixed      April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                   Rate                          2037
        A-95               5.75%            $58,497,000         Senior/Exchanged/Accretion Directed/Fixed      April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                   Rate                          2037
        A-96               6.00%            $58,497,000         Senior/Exchanged/Accretion Directed/Fixed      April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                   Rate                          2037
        A-97               6.25%            $58,497,000         Senior/Exchanged/Accretion Directed/Fixed      April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                   Rate                          2037
        A-98               6.00%               $0(4)            Senior/Exchanged/Interest Only/Fixed Rate      April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-99               5.00%           $103,569,000        Senior/Super Senior/Exchanged/Lockout/Fixed     April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                   Rate                          2037
        A-100              5.25%           $103,569,000        Senior/Super Senior/Exchanged/Lockout/Fixed     April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                   Rate                          2037
        A-101              5.50%           $103,569,000        Senior/Super Senior/Exchanged/Lockout/Fixed     April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                   Rate                          2037
        A-102              5.75%           $103,569,000        Senior/Super Senior/Exchanged/Lockout/Fixed     April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                   Rate                          2037
        A-103              6.00%           $103,569,000        Senior/Super Senior/Exchanged/Lockout/Fixed     April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                   Rate                          2037
        A-104              6.00%               $0(4)              Senior/Super Senior/Exchanged/Interest       April 25,         AAA/Aaa/AAA             $25,000.00
                                                                             Only/Fixed Rate                     2037
        A-105              5.00%           $110,769,000            Senior/Exchanged/Lockout/Fixed Rate         April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-106              5.25%           $110,769,000            Senior/Exchanged/Lockout/Fixed Rate         April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-107              5.50%           $110,769,000            Senior/Exchanged/Lockout/Fixed Rate         April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-108              5.75%           $110,769,000            Senior/Exchanged/Lockout/Fixed Rate         April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-109              6.00%           $110,769,000            Senior/Exchanged/Lockout/Fixed Rate         April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-110              6.00%               $0(4)            Senior/Exchanged/Interest Only/Fixed Rate      April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-111              5.00%           $199,384,000                Senior/Exchanged/Fixed Rate             April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-112              5.25%           $199,384,000                Senior/Exchanged/Fixed Rate             April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-113              5.50%           $199,384,000                Senior/Exchanged/Fixed Rate             April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-114              5.75%           $199,384,000                Senior/Exchanged/Fixed Rate             April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-115              6.00%           $199,384,000                Senior/Exchanged/Fixed Rate             April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
        A-116              6.00%               $0(4)            Senior/Exchanged/Interest Only/Fixed Rate      April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
      Class A-P            0.00%            $5,512,067                    Senior/Principal Only                April 25,         AAA/Aaa/AAA             $25,000.00
                                                                                                                 2037
      Class A-V          Variable            $0.00(6)               Senior/Interest Only/Variable Rate         April 25,         AAA/Aaa/AAA          $2,000,000.00
                          Rate(5)                                                                                2037
      Class R-I            6.25%              $100.00                   Senior/Residual/Fixed Rate             April 25,         AAA/Aaa/AAA                       (7)
                                                                                                                 2037
     Class R-II            6.25%              $100.00                   Senior/Residual/Fixed Rate             April 25,         AAA/Aaa/AAA                       (7)
                                                                                                                 2037
     Class P(8)            0.00%              $100.00                    Senior/Prepayment Charge              April 25,         AAA/Aaa/AAA                $100.00
                                                                                                                 2037
      Class M-1            6.25%            $26,269,900                    Mezzanine/Fixed Rate                April 25,          AA/NA/NA                 $25,000.00
                                                                                                                 2037
      Class M-2            6.25%            $8,487,100                     Mezzanine/Fixed Rate                April 25,           A/NA/NA                $250,000.00
                                                                                                                 2037
       Class M-3           6.25%            $6,870,600                     Mezzanine/Fixed Rate                April 25,          BBB/NA/NA               $250,000.00
                                                                                                                 2037
      Class B-1            6.25%            $4,445,600                    Subordinate/Fixed Rate               April 25,          BB/NA/NA                $250,000.00
                                                                                                                 2037
      Class B-2            6.25%            $3,637,400                    Subordinate/Fixed Rate               April 25,           B/NA/NA                $250,000.00
                                                                                                                 2037
      Class B-3            6.25%            $3,233,251                    Subordinate/Fixed Rate               April 25,          NA/NA/NA                $250,000.00
                                                                                                                 2037

         The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $808,301,218.

_______________________

(1)  The  Certificates,  other  than the  Class B  Certificates  and  Class R  Certificates,  shall  be  Book-Entry
     Certificates.  The Class B Certificates and the Class R Certificates shall be delivered to the holders thereof in physical form.

(2)  The Certificates,  other than the Class R Certificates,  shall be issuable in minimum dollar  denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of
     $1 (or $1,000 in the case of the Class B-1, Class B-2 and Class B-3  Certificates)  in excess thereof,  except that one  Certificate  of any of the Class B-1, Class B-2 and Class B-3  Certificates  that contains an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum  denomination set forth above and such uneven multiple for such Class or the sum of such  denomination and an integral  multiple of $1,000.

(3)
   Adjustable Rates:           Initial                         Formula                               Maximum                    Minimum
       Class A-1                5.65%                       LIBOR + 0..33%                            7.00%                      0.33%
       Class A-2                11.35%           54.99999751% - (LIBOR multiplied by               55.58333333%                  0.00%
                                                             8.33333333)
       Class A-3                7.50%                       LIBOR + 6.00%                             7.50%                      6.00%
       Class A-4                5.00%                       6.50% - LIBOR                             6.50%                      5.00%
       Class A-12               5.72%                       LIBOR + 0.40%                             7.00%                      0.40%
       Class A-13              10.6667%          54.99999751% - (LIBOR multiplied by               54.99999751%                  0.00%
                                                             8.33333291)
       Class A-17               5.62%                        LIBOR + 0.30%                            7.00%                      0.30%
                                                  55.83333333% - (LIBOR multiplied by
       Class A-18               11.50%                       8.33333333)                           55.83333333%                  0.00%
       Class A-19               5.67%                        LIBOR + 0.35%                            7.00%                      0.35%
                                                   55.41666666%- (LIBOR multiplied by
       Class A-20              11.0833%                      8.33333333)                           55.41666666%                  0.00%
       Class A-21               5.57%                        LIBOR + 0.25%                            7.00%                      0.25%
                                                     56.25% - (LIBOR multiplied by
       Class A-22              11.9167%                      8.33333333)                              56.25%                     0.00%
       Class A-23               5.72%                        LIBOR + 0.40%                            7.00%                      0.40%
                                                     55.00% - (LIBOR multiplied by
       Class A-24              10.6667%                      8.33333333)                              55.00%                     0.00%
       Class A-35               5.52%                        LIBOR + 0.20%                            7.00%                      0.20%
                                                  56.66666505% - (LIBOR multiplied by
       Class A-36              12.3333%                      8.33333307)                           56.66666505%                  0.00%
       Class A-37               5.57%                        LIBOR + 0.25%                            7.00%                      0.25%
                                                   56.2499984% - (LIBOR multiplied by
       Class A-38              11.9167%                      8.33333307)                           56.2499984%                   0.00%
       Class A-39               5.62%                        LIBOR + 0.30%                            7.00%                      0.30%
                                                  55.83333175% - (LIBOR multiplied by
       Class A-40               11.50%                       8.33333307)                           55.83333175%                  0.00%
       Class A-41               5.67%                        LIBOR + 0.35%                            7.00%                      0.35%
                                                  55.41666509% - (LIBOR multiplied by
       Class A-42              11.0833%                      8.33333307)                           55.41666509%                  0.00%
       Class A-48               5.57%                        LIBOR + 0.25%                            7.00%                      0.25%
                                                  56.24999867% - (LIBOR multiplied by
       Class A-49              11.9167%                      8.33333311)                           56.24999867%                  0.00%
       Class A-50               5.62%                        LIBOR + 0.30%                            7.00%                      0.30%
                                                  55.83333202% - (LIBOR multiplied by
       Class A-51               11.50%                       8.33333311)                           55.83333202%                  0.00%
       Class A-52               5.67%                        LIBOR + 0.35%                            7.00%                      0.35%
                                                  55.41666536% - (LIBOR multiplied by
       Class A-53              11.0833%                      8.33333311)                            55.416665%                   0.00%
       Class A-54               5.67%                        LIBOR + 0.35%                            7.00%                      0.35%
                                                  55.41666415% - (LIBOR multiplied by
       Class A-55              11.0833%                      8.33333291)                           55.41666415%                  0.00%
       Class A-56               5.77%                        LIBOR + 0.45%                            7.00%                      0.45%
                                                  54.58333086% - (LIBOR multiplied by
       Class A-57               10.25%                       8.33333291)                           54.58333086%                  0.00%
       Class A-58               5.82%                        LIBOR + 0.50%                            7.00%                      0.50%
                                                  54.16666422% - (LIBOR multiplied by
       Class A-59              9.8333%                       8.33333291)                           54.16666422%                  0.00%
       Class A-66               5.52%                        LIBOR + 0.20%                            7.00%                      0.20%
                                                  56.66665881% - (LIBOR multiplied by
       Class A-67              12.3333%                      8.33333204)                           56.66665881%                  0.00%
       Class A-68               5.57%                        LIBOR + 0.25%                            7.00%                      0.25%
                                                  56.24999221% - (LIBOR multiplied by
       Class A-69              11.9167%                      8.33333204)                           56.24999221%                  0.00%
       Class A-70               5.62%                        LIBOR + 0.30%                            7.00%                      0.30%
                                                  55.83332561% - (LIBOR multiplied by
       Class A-71               11.50%                       8.33333204)                           55.83332561%                  0.00%
       Class A-72               5.52%                        LIBOR + 0.20%                            7.00%                      0.20%
                                                  56.66666666% - (LIBOR multiplied by
       Class A-73              12.3333%                      8.33333333)                           56.66666666%                  0.00%
       Class A-74               5.57%                        LIBOR + 0.25%                            7.00%                      0.25%
                                                     56.25% - (LIBOR multiplied by
       Class A-75              11.9167%                      8.33333333)                              56.25%                     0.00%
       Class A-76               5.62%                        LIBOR + 0.30%                            7.00%                      0.30%
                                                  55.83333333% - (LIBOR multiplied by
       Class A-77               11.50%                       8.33333333)                           55.83333333%                  0.00%
       Class A-78               5.67%                        LIBOR + 0.35%                            7.00%                      0.35%
                                                  55.41666666% - (LIBOR multiplied by
       Class A-79              11.0833%                      8.33333333)                           55.41666666%                  0.00%
       Class A-80               5.82%                        LIBOR + 0.50%                            7.00%                      0.50%
                                                  54.16666189% - (LIBOR multiplied by
       Class A-81              9.8333%                        8.3333325)                           54.16666189%                  0.00%
       Class A-82               5.72%                        LIBOR + 0.40%                            7.00%                      0.40%
                                                  54.99999514% - (LIBOR multiplied by
       Class A-83              10.6667%                       8.3333325)                           54.99999514%                  0.00%
       Class A-84               5.67%                        LIBOR + 0.35%                            7.00%                      0.35%
                                                  55.41666177% - (LIBOR multiplied by
       Class A-85              11.0833%                       8.3333325)                           55.41666177%                  0.00%
       Class A-86               5.77%                        LIBOR + 0.45%                            7.00%                      0.45%
                                                  54.58332852% - (LIBOR multiplied by
       Class A-87               10.25%                        8.3333325)                           54.58332852%                  0.00%
       Class A-88               5.87%                        LIBOR + 0.55%                            7.00%                      0.55%
                                                  53.74999527% - (LIBOR multiplied by
       Class A-89              9.4167%                        8.3333325)                           53.74999527%                  0.00%
       Class A-90               5.92%                        LIBOR + 0.60%                            7.00%                      0.60%
                                                  53.33332864% - (LIBOR multiplied by
       Class A-91               9.00%                         8.3333325)                           53.33332864%                  0.00%

---------------------------------------------------------------------------------------------------------------------------------------

(4) The Class A-30, Class A-34, Class A-47, Class A-65, Class A-98, Class A-104, Class A-110 and Class A-116 Certificates do not have a certificate principal balance.  For the purpose of calculating interest payments, interest on each of the Class A-30, Class A-34,
Class A-47, Class A-65, Class A-98, Class A-104, Class A-110 and Class A-116 Certificates will accrue on a notional amount described in Exhibit 6.

(5) The initial Pass-Through Rate on the Class A-V Certificates is 0.3886%.

(6) The Class A-V  Certificates do not have a principal  balance.  For the purpose of calculating  interest  payments,  interest on the
Class A-V Certificates  will accrue on a notional amount equal to the aggregate stated principal  balance of the mortgage loans,  which is initially equal to $808,301,217.93.

(7) Each class of the Class R  Certificates  shall be issuable in minimum  denominations  of not less than a 20%  Percentage  Interest;
provided,  however,  that one Class R  Certificate  of each Class will be  issuable  to  Residential  Funding as "tax  matters  person"
pursuant to Sections 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

(8) The Class P Certificates will not represent ownership of an interest in any REMIC.

         In  consideration  of the mutual  agreements  herein  contained,  the Company,  the Master  Servicer and the Trustee  agree as follows:

ARTICLE I

                                                              DEFINITIONS

Section  1.01     Definitions.

         Whenever used in this  Agreement,  the following  words and phrases,  unless the context  otherwise  requires,  shall have the meanings specified in this Article.

         Accretion  Directed  Certificates:  Any of the Class A-3,  Class A-4,  Class A-9, Class A-12,  Class A-13,  Class A-54,  Class
A-55,  Class A-56,  Class A-57,  Class A-58,  Class A-59, Class A-72, Class A-73, Class A-74, Class A-75, Class A-76, Class A-77, Class
A-78,  Class A-79,  Class A-80,  Class A-81,  Class A-82, Class A-83, Class A-84, Class A-85, Class A-86, Class A-87, Class A-88, Class
A-89, Class A-90, Class A-91, Class A-94, Class A-95, Class A-96, Class A-97 or Class A-98 Certificates.

         Accretion  Termination Date: With respect to any class of Accrual  Certificates,  the earlier to occur of (i) the distribution date on which the aggregate  Certificate  Principal  Balance of the related Accretion  Directed  Certificates has been reduced to zero, and (ii) the occurrence of the Credit Support  Depletion  Date.  The Class A-5  Certificates  relate to the Class A-3, Class A-4, Class
A-9, Class A-72,  Class A-73,  Class A-74,  Class A-75,  Class A-76,  Class A-77, Class A-78, Class A-79, Class A-80, Class A-81, Class
A-82, Class A-83,  Class A-84,  Class A-85,  Class A-86,  Class A-87,  Class A-88, Class A-89, Class A-90 and Class A-91  Certificates.
The Class A-14  Certificates  relate to the Class A-12,  Class A-13,  Class A-54, Class A-55, Class A-56, Class A-57, Class A-58, Class
A-59, Class A-94, Class A-95, Class A-96 and Class A-97 Certificates.

         Accrual Certificates:  Any of the Class A-5 Certificates or Class A-14 Certificates.

         Accrual Distribution Amount:   The Class A-5 Accrual Distribution Amount or the Class A-14 Accrual Distribution Amount.

         Adjustable  Rate  Certificates:  Any of the Class A-1, Class A-2, Class A-3,  Class A-4, Class A-12,  Class A-13,  Class A-17,
Class A-18,  Class A-19,  Class A-20,  Class A-21,  Class A-22, Class A-23, Class A-24, Class A-35, Class A-36, Class A-37, Class A-38,
Class A-39,  Class A-40,  Class A-41,  Class A-42,  Class A-48, Class A-49, Class A-50, Class A-51, Class A-52, Class A-53, Class A-54,
Class A-55,  Class A-56,  Class A-57,  Class A-58,  Class A-59, Class A-66, Class A-67, Class A-68, Class A-69, Class A-70, Class A-71,
Class A-72,  Class A-73,  Class A-74,  Class A-75,  Class A-76, Class A-77, Class A-78, Class A-79, Class A-80, Class A-81, Class A-82,
Class A-83, Class A-84, Class A-85, Class A-86, Class A-87, Class A-88, Class A-89, Class A-90 or Class A-91 Certificates.

         Available  Distribution  Amount:  As to any  Distribution  Date, an amount equal to (a) the sum of (i) the amount  relating to the Mortgage Loans on deposit in the Custodial  Account as of the close of business on the immediately  preceding  Determination  Date, including any Subsequent  Recoveries,  and amounts  deposited in the Custodial Account in connection with the substitution of Qualified
Substitute  Mortgage Loans, (ii) the amount of any Advance made on the immediately  preceding  Certificate  Account Deposit Date, (iii)
any amount  deposited in the Certificate  Account on the related  Certificate  Account Deposit Date pursuant to the second paragraph of
Section  3.12(a),  (iv) any amount  deposited in the Certificate  Account pursuant to Section 4.07 or Section 9.01, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial  Account or the Certificate  Account  pursuant to Section  3.16(e),
(vi) any amount  received by the Trustee  pursuant to the Surety Bond in respect of such  Distribution  Date and (vii) the  proceeds of any Pledged Assets received by the Master  Servicer,  reduced by (b) the sum as of the close of business on the  immediately  preceding
Determination  Date of (w) any payments or  collections  consisting  of  Prepayment  Charges on the Mortgage  Loans that were  received during the related Prepayment Period, (x) aggregate  Foreclosure Profits, (y) the Amount Held for Future Distribution,  and (z) amounts permitted  to be withdrawn by the Master  Servicer  from the  Custodial  Account in respect of the Mortgage  Loans  pursuant to clauses
(ii)-(x), inclusive, of Section 3.10(a).

         Bankruptcy  Amount:  As of any date of  determination  prior to the first  anniversary of the Cut-off Date, an amount equal to the excess,  if any, of (A) $297,053  over (B) the  aggregate  amount of  Bankruptcy  Losses  allocated  solely to one or more specific
Classes of Certificates  in accordance with Section 4.05 of this Series  Supplement.  As of any date of  determination  on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

                  (1) the lesser of (a) the Bankruptcy  Amount  calculated as of the close of business on the Business Day  immediately preceding the most recent  anniversary of the Cut-off Date  coinciding  with or preceding such date of  determination  (or, if such date of  determination  is an  anniversary  of the Cut-off  Date,  the Business Day  immediately  preceding  such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greatest of:

                           (A)      (i) if the  aggregate  principal  balance of the  Non-Primary  Residence  Loans as of the  Relevant
                  Anniversary is less than 10% of the Stated  Principal  Balance of the Mortgage Loans as of the Relevant  Anniversary,
                  $0.00, or (ii) if the aggregate principal balance of the Non-Primary  Residence Loans as of the Relevant  Anniversary
                  is  equal  to or  greater  than  10% of the  Stated  Principal  Balance  of the  Mortgage  Loans  as of the  Relevant
                  Anniversary,  the sum of (I) the aggregate principal balance of the Non-Primary  Residence Loans with a Loan-to-Value
                  Ratio of greater than 80.00% but less than or equal to 90.00% (other than Additional  Collateral Loans), times 0.25%,
                  (II) the aggregate  principal balance of the Non-Primary  Residence Loans with a Loan-to-Value  Ratio of greater than
                  90.00%  but less than or equal to 95.00%  (other  than  Additional  Collateral  Loans),  times  0.50%,  and (III) the aggregate  principal  balance of the Non-Primary  Residence  Loans with a Loan-to-Value  Ratio of greater than 95.00%
                  (other than Additional Collateral Loans) times 0.75%, in each case as of the Relevant Anniversary;

                           (B)      the greater of (i) the  product of (x) an amount  equal to the  largest  difference  in the related
                  Monthly Payment for any Non-Primary  Residence Loan remaining in the Mortgage Pool (other than Additional  Collateral
                  Loans)  which had an  original  Loan-to-Value  Ratio of 80% or greater  that would  result if the Net  Mortgage  Rate thereof was equal to the weighted  average  (based on the principal  balance of the Mortgage Loans as of the Relevant
                  Anniversary)  of the Net Mortgage  Rates of all Mortgage Loans as of the Relevant  Anniversary  less 1.25% per annum,
                  (y) a number equal to the weighted average remaining term to maturity,  in months, of all Non-Primary Residence Loans remaining in the Mortgage  Pool as of the  Relevant  Anniversary,  and (z) one plus the quotient of the number of all
                  Non-Primary  Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000; and

                           (C)      the greater of (i) 0.0006 times the aggregate  principal  balance of all the Mortgage  Loans in the
                  Mortgage Pool as of the Relevant  Anniversary having a Loan-to-Value  Ratio (other than Additional  Collateral Loans)
                  at origination which exceeds 75% and (ii) $100,000,

                  over (2) the aggregate  amount of Bankruptcy  Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

         The  Bankruptcy  Amount  may be  further  reduced  by the Master  Servicer  (including  accelerating  the manner in which such coverage is reduced)  provided that prior to any such reduction,  the Master Servicer shall (i) obtain written  confirmation  from each
Rating Agency that such reduction  shall not reduce the rating  assigned to any Class of  Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates  as of the Closing Date by such Rating Agency and (ii)
provide a copy of such written confirmation to the Trustee.

         Certificate:   Any Class A, Class P, Class M, Class B, or Class R Certificate.

         Certificate  Account:  The  separate  account or accounts  created and  maintained  pursuant to Section  4.01 of the  Standard
Terms,  which shall be entitled "Deutsche Bank Trust Company Americas,  as trustee,  in trust for the registered holders of Residential
Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QS6" and which must be an Eligible Account.

         Certificate Policy:   None.

         Certificate  Principal Balance:  With respect to each Certificate  (other than any Interest Only Certificate),  on any date of determination, an amount equal to:

          (i)     the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

          (ii)    any Subsequent  Recoveries added to the Certificate  Principal Balance of such Certificate  pursuant to Section 4.02, plus

         (iii)    in the case of each Accrual  Certificate,  an amount equal to the aggregate Accrued Certificate Interest added to the
Certificate Principal Balance thereof prior to such date of determination, minus

          (iv)    the sum of (x) the  aggregate  of all  amounts  previously  distributed  with  respect  to such  Certificate  (or any predecessor  Certificate)  and applied to reduce the  Certificate  Principal  Balance  thereof  pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate  Principal  Balance  deemed to have occurred in connection  with Realized  Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

         provided,  that the  Certificate  Principal  Balance of each  Certificate  of the Class of Subordinate  Certificates  with the
Lowest  Priority  at any given  time shall be  further  reduced  by an amount  equal to the  Percentage  Interest  represented  by such
Certificate  multiplied by the excess, if any, of (A) the then aggregate  Certificate  Principal Balance of all Classes of Certificates
then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

         The Certificate  Principal  Balance of any Exchangeable  Certificates  that have been exchanged for Exchanged  Certificates is equal to zero. The Certificate  Principal  Balance of any Exchanged  Certificates  that have not been issued or have been exchanged for
Exchangeable Certificates is equal to zero.

         Class A  Certificate:  Any one of the Class A-1,  Class A-2,  Class A-3,  Class A-4,  Class A-5,  Class A-6,  Class A-7, Class
A-8, Class A-9, Class A-10,  Class A-11,  Class A-12,  Class A-13,  Class A-14,  Class A-15,  Class A-16, Class A-17, Class A-18, Class
A-19,  Class A-20,  Class A-21,  Class A-22,  Class A-23, Class A-24, Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class
A-30,  Class A-31,  Class A-32,  Class A-33,  Class A-34, Class A-35, Class A-36, Class A-37, Class A-38, Class A-39, Class A-40, Class
A-41,  Class A-42,  Class A-43,  Class A-44,  Class A-45, Class A-46, Class A-47, Class A-48, Class A-49, Class A-50, Class A-51, Class
A-52,  Class A-53,  Class A-54,  Class A-55,  Class A-56, Class A-57, Class A-58, Class A-59, Class A-60, Class A-61, Class A-62, Class
A-63,  Class A-64,  Class A-65,  Class A-66,  Class A-67, Class A-68, Class A-69, Class A-70, Class A-71, Class A-72, Class A-73, Class
A-74,  Class A-75,  Class A-76,  Class A-77,  Class A-78, Class A-79, Class A-80, Class A-81, Class A-82, Class A-83, Class A-84, Class
A-85,  Class A-86,  Class A-87,  Class A-88,  Class A-89, Class A-90, Class A-91, Class A-92, Class A-93, Class A-94, Class A-95, Class
A-96, Class A-97, Class A-98, Class A-99, Class A-100,  Class A-101,  Class A-102,  Class A-103, Class A-104, Class A-105, Class A-106,
Class A-107,  Class A-108,  Class A-109,  Class A-110,  Class A-111,  Class A-112,  Class A-113, Class A-114, Class A-115, Class A-116,
Class A-V or Class A-P Certificates,  executed by the Trustee and authenticated by the Certificate Registrar  substantially in the form annexed to the Standard Terms as Exhibit A.

         Class A-5 Accrual  Distribution  Amount: On each  Distribution  Date on or preceding the related  Accretion  Termination Date, an amount equal to the amount of Accrued  Certificate  Interest on the Class A-5 Certificates for that  Distribution Date to the extent added to the  Certificate  Principal  Balance of the Class A-5  Certificates  and  distributed to the Holders of the related  Accretion
Directed Certificates pursuant to Section 4.02(h).

         Class A-14 Accrual  Distribution  Amount: On each  Distribution  Date on or preceding the related Accretion  Termination Date, an amount equal to the amount of Accrued  Certificate  Interest on the Class A-14 Certificates for that Distribution Date to the extent added to the Certificate  Principal  Balance of the Class A-14  Certificates  and  distributed to the Holders of the related  Accretion
Directed Certificates pursuant to Section 4.02(h).

         Class P  Certificate:  Any one of the Class P  Certificates  executed  by the  Trustee and  authenticated  by the  Certificate
Registrar substantially in the form annexed hereto as Exhibit Five and evidencing a percentage interest in any Prepayment Charges.

         Class P Reserve Account:   The account established and maintained by the Trustee pursuant to Section 4.09 hereof.

         Class R Certificate:  Any one of the Class R-I Certificates or Class R-II Certificates.

         Class R-I  Certificate:  Any one of the Class R-I  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and  evidencing an interest  designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

         Class  R-II  Certificate:  Any  one  of the  Class  R-II  Certificates  executed  by  the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a
"residual interest" in REMIC II for purposes of the REMIC Provisions.

         Closing Date:   April 27, 2007.

         Combination Group:   Each group of Exchangeable Certificates and Exchanged Certificates set forth in Exhibit Six hereto.

         Corporate  Trust Office:  The principal  office of the Trustee at which at any  particular  time its corporate  trust business with respect to this Agreement shall be  administered,  which office at the date of the execution of this instrument is located at 1761
East St. Andrew Place, Santa Ana, California 92705-4934, Attention:   Residential Funding Company, LLC Series 2007-QS6.

         Custodial  File:  Any  mortgage  loan  document  in the  Mortgage  File that is  required  to be  delivered  to the Trustee or
Custodian pursuant to Section 2.01(b) of this Agreement.

         Cut-off Date:   April 1, 2007.

         Determination Date:   With respect to any Distribution Date, the second Business Day prior to such Distribution Date.

         Discount Net Mortgage Rate:   6.25% per annum.

         Due Period:   With respect to each Distribution Date, the calendar month in which such Distribution Date occurs.

         Eligible Funds: On any Distribution  Date, the excess,  if any, of the Available  Distribution  Amount over the sum of (i) the aggregate  amount  of  Accrued  Certificate  Interest  on the  Senior  Certificates,  (ii) the  Senior  Principal  Distribution  Amount
(determined  without  regard to Section  4.02(a)(ii)(Y)(D)  hereof),  (iii) the Class A-P  Principal  Distribution  Amount  (determined without regard to clause (E) of the  definition of Class A-P Principal  Distribution  Amount) and (iv) the aggregate  amount of Accrued
Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

         Exchangeable  Certificates:  The Class A-1,  Class A-2,  Class A-3,  Class A-4,  Class A-6,  Class A-7,  Class A-8, Class A-9,
Class A-10, Class A-12, Class A-13, Class A-15 and Class A-16 Certificates.

         Exchanged Certificates:   The Class A-17 Certificates through Class A-116 Certificates.

         Floater  Certificates:  Any one of the Class A-1,  Class A-3,  Class A-12,  Class A-17,  Class A-19,  Class A-21,  Class A-23,
Class A-35,  Class A-37,  Class A-39,  Class A-41,  Class A-48, Class A-50, Class A-52, Class A-54, Class A-56, Class A-58, Class A-66,
Class A-68,  Class A-70,  Class A-72, Class A-74, Class A-76, Class A-78, Class A-80, Class A-82, Class A-84, Class A-86, Class A-88 or
Class A-90 Certificates.

         Fraud  Loss  Amount:  As of any date of  determination  after the  Cut-off  Date,  an amount  equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 3.00% of the aggregate  outstanding  principal  balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate  amount of Fraud Losses  allocated solely to one or more specific Classes of Certificates in accordance  with Section 4.05 of this Series  Supplement  since the Cut-off Date up to such date of  determination,  (Y) from the first to, but not  including,  the second  anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most  recent  anniversary  of the  Cut-off  Date and (b) 2.00% of the  aggregate  outstanding  principal  balance  of all of the
Mortgage Loans as of the most recent  anniversary of the Cut-off Date minus (2) the aggregate  amount of Fraud Losses  allocated solely to one or more specific  Classes of Certificates in accordance with Section 4.05 since the most recent  anniversary of the Cut-off Date up to such date of determination,  and (Z) from the second to, but not including,  the fifth anniversary of the Cut-off Date, an amount equal to (1) the  lesser of (a) the Fraud  Loss  Amount as of the most  recent  anniversary  of the  Cut-off  Date and (b) 1.00% of the aggregate  outstanding  principal balance of all of the Mortgage Loans as of the most recent  anniversary of the Cut-off Date minus (2)
the aggregate  amount of Fraud Losses  allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent  anniversary  of the Cut-off Date up to such date of  determination.  On and after the fifth  anniversary  of the
Cut-off Date, the Fraud Loss Amount shall be zero.

         The Fraud  Loss  Amount  may be  further  reduced by the  Master  Servicer  (including  accelerating  the manner in which such coverage is reduced)  provided that prior to any such reduction,  the Master Servicer shall (i) obtain written  confirmation  from each
Rating Agency that such reduction  shall not reduce the rating  assigned to any Class of  Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates  as of the Closing Date by such Rating Agency and (ii)
provide a copy of such written confirmation to the Trustee.

         Grantor Trust: That portion of the Trust Fund consisting of the Grantor Trust Uncertificated REMIC II Regular Interests.

         Grantor Trust Account: The account designated by the Trustee pursuant to Section 5.10.

         Grantor Trust  Uncertificated  REMIC II Regular  Interest:  Any of the  Uncertificated  REMIC II Regular Interests (other than
Uncertificated  REMIC II Regular Interests A-5, A-11, A-14, M-1, M-2, M-3, B-1, B-2, B-3 and A-P), which are beneficially  owned in the form of their related Exchangeable Certificates or Exchanged Certificates and rights with respect thereto.

         Initial  Monthly  Payment  Fund:  $0,  representing  scheduled  principal  amortization  and interest at the Net Mortgage Rate payable during the May 2007 Due Period, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

         Initial  Notional  Amount:  With respect to the Class A-V  Certificates or Subclass thereof issued pursuant to Section 5.01(c)
of the Standard Terms, the aggregate Cut-off Date Principal  Balance of the Mortgage Loans  corresponding to the  Uncertificated  REMIC
II Regular Interests Z represented by such Class or Subclass on such date.

         Initial  Subordinate Class  Percentage:  With respect to each Class of Subordinate  Certificates,  an amount which is equal to the  initial  aggregate  Certificate  Principal  Balance of such Class of  Subordinate  Certificates  divided by the  aggregate  Stated
Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

         Class M-1:   3.25%                 Class B-1:   0.55%
         Class M-2:   1.05%                 Class B-2:   0.45%
         Class M-3:   0.85%                 Class B-3:   0.40%

         Interest Accrual Period:  With respect to any Class of  Certificates,  other than the Adjustable Rate  Certificates  (with the exception of the Class A-3  Certificates  and Class A-4  Certificates),  and any  Distribution  Date, the calendar month  preceding the month in which  such  Distribution  Date  occurs.  With  respect  to the  Adjustable  Rate  Certificates,  other  than  the  Class  A-3
Certificates and Class A-4  Certificates,  and any  Distribution  Date, the period beginning on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.

         Interest Only  Certificates:  Any one of the Class A-30, Class A-34,  Class A-47,  Class A-65, Class A-98, Class A-104,  Class
A-110, Class A-116 or Class A-V Certificates.  The Interest Only Certificates will have no Certificate Principal Balance.

         Inverse Floater  Certificates:  Any one of the Class A-2, Class A-4, Class A-13,  Class A-18,  Class A-20,  Class A-22,  Class
A-24,  Class A-36,  Class A-38,  Class A-40,  Class A-42, Class A-49, Class A-51, Class A-53, Class A-55, Class A-57, Class A-59, Class
A-67,  Class A-69,  Class A-71,  Class A-73,  Class A-75, Class A-77, Class A-79, Class A-81, Class A-83, Class A-85, Class A-87, Class
A-89 or Class A-91 Certificates.

         LIBOR:  With respect to any  Distribution  Date,  the  arithmetic  mean of the London  interbank  offered rate  quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.03.

         Lockout  Amount:  With  respect to any  Distribution  Date,  an amount  equal to the sum of (I) the product of (A) the Lockout
Percentage for that Distribution  Date, (B) a fraction,  the numerator of which is the aggregate  Certificate  Principal Balance of the
Class  A-6  Certificates  and  Class  A-15  Certificates  for that  Distribution  Date and the  denominator  of which is the  aggregate
Certificate  Principal  Balance of the Class A-3, Class A-4,  Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10,  Class
A-11, Class A-12, Class A-13, Class A-14, Class A-15 and Class A-16 Certificates for that  Distribution  Date, (C) the aggregate of the collections  described in clauses (A),  (B), (D) and (E) (net of amounts set forth in clause (F)) of Section 4.02  (a)(ii)(Z),  without regard to the  application  of the Senior  Percentage  or the  Senior  Accelerated  Distribution  Percentage,  reduced  by any  amounts distributed to the Class R  Certificates  and Class P  Certificates,  and (D)  73.8612646614%,  and (II) the product of (A) the Lockout
Prepayment  Percentage  for that  Distribution  Date,  (B) a fraction,  the numerator of which is the aggregate  Certificate  Principal
Balance of the Class A-6  Certificates  and Class A-15  Certificates  for that  Distribution  Date and the  denominator of which is the aggregate  Certificate  Principal  Balance of the Class A-3,  Class A-4,  Class A-5,  Class A-6, Class A-7, Class A-8, Class A-9, Class
A-10,  Class A-11, Class A-12, Class A-13,  Class A-14,  Class A-15 and Class A-16  Certificates  for that  Distribution  Date, (C) the aggregate of the  collections  described in Section 4.02  (a)(ii)(Z)(C),  without regard to the  application of the Senior  Accelerated
Distribution Percentage, and (D) 73.8612646614%.

         Lockout  Certificates:  Any one of the Class A-6, Class A-15, Class A-92, Class A-99, Class A-100,  Class A-101,  Class A-102,
Class A-103, Class A-105, Class A-106, Class A-107, Class A-108 and Class A-109 Certificates.

         Lockout  Percentage:  For any  Distribution  Date  occurring  prior to the  Distribution  Date in May  2012,  0%,  and for any
Distribution Date thereafter, 100%.

         Lockout  Prepayment  Percentage:  For any  Distribution  Date occurring  prior to the  Distribution  Date in May 2012, 0%. For any Distribution  Date thereafter,  as follows:  30% for any Distribution  Date on or after May 2012 and prior to May 2013; 40% for any
Distribution  Date on or after  May 2013 and  prior to May 2014;  60% for any  distribution  Date on or after May 2014 and prior to May
2015; 80% for any Distribution Date on or after May 2015 and prior to May 2016; and 100% for any Distribution Date thereafter.

         Maturity  Date:  April 25, 2037,  the  Distribution  Date  immediately  following  the latest  scheduled  maturity date of any
Mortgage Loan.

         Mortgage  Loan  Schedule:  The list or lists of the  Mortgage  Loans  attached  hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified  Substitute  Mortgage Loans),  which list or lists shall set forth the following  information as to each Mortgage Loan:

(i)      the Mortgage Loan identifying number ("RFC LOAN #");

(ii)     the maturity of the Mortgage Note ("MATURITY DATE");

(iii)    the Mortgage Rate ("ORIG RATE");

(iv)     the Subservicer pass-through rate ("CURR NET");

(v)      the Net Mortgage Rate ("NET MTG RT");

(vi)     the Pool Strip Rate ("STRIP");

(vii)    the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(viii)   the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)     the Loan-to-Value Ratio at origination ("LTV");

(x)      the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(xi)     a code "T," "BT" or "CT" under the column "LN FEATURE,"  indicating  that the Mortgage Loan is secured by a second or vacation residence; and

(xii)    a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

         Notional Amount:..As of any Distribution  Date, the Notional Amount of each class of Class A-30, Class A-34, Class A-47, Class
A-65,  Class A-98,  Class  A-104,  Class A-110 and Class A-116  Certificates  is equal to a  percentage  of the  Certificate  Principal
Balance,  immediately  prior to that date, of the related  Exchanged  Certificate  in the related  Combination  Group,  as set forth in
Exhibit Six hereto.  The Notional Amount of any  Exchangeable  Certificates or Exchanged  Certificates  that are not outstanding on any date will be equal to zero.  As of any date of  determination,  the  Notional  Amount of the  Class  A-V  Certificates  is equal to the aggregate Stated Principal Balance of the mortgage loans immediately prior to that date.

         As of any  Distribution  Date,  with respect to any Class A-V  Certificates  or Subclass  thereof  issued  pursuant to Section
5.01(c) of the Standard Terms, the aggregate Stated Principal Balance of the Mortgage Loans  corresponding to the Uncertificated  REMIC
II Regular Interests Z represented by such Class or Subclass immediately prior to such date.

         As of any Distribution  Date, (i) with respect to each of Uncertificated  REMIC II Regular  Interests  A1/2-IO-1 through 4, an amount equal to the  Uncertificated  Principal Balance of Uncertificated  REMIC II Regular Interest A1/2-INV  immediately prior to such date;  provided,  however, for federal income tax purposes,  the equivalent of the foregoing,  expressed as  (1.00/9.333333333)  of the
Uncertificated  Principal  Balance of Uncertificated  REMIC I Regular Interest N; (ii) with respect to each of Uncertificated  REMIC II
Regular Interests  A3/4-IO-1  through 13, an amount equal to the  Uncertificated  Principal Balance of Uncertificated  REMIC II Regular
Interest  A3/4-FLT  immediately  prior to such date;  provided,  however,  for  federal  income tax  purposes,  the  equivalent  of the foregoing,  expressed as the Uncertificated  Principal Balance of Uncertificated REMIC I Regular Interest O; (iii) with respect to each of  Uncertificated  REMIC II  Regular  Interests  A6-IO-1  through  5, an  amount  equal to the  Uncertificated  Principal  Balance  of
Uncertificated  REMIC II Regular Interest A6-FIX immediately prior to such date;  provided,  however,  for federal income tax purposes, the equivalent of the foregoing,  expressed as the Uncertificated  Principal Balance of Uncertificated REMIC I Regular Interest P; (iv)
with respect to each of Uncertificated  REMIC II Regular Interests A7-IO-1 through 28, an amount equal to the Uncertificated  Principal
Balance of Uncertificated  REMIC II Regular Interest A7-INV immediately prior to such date;  provided,  however, for federal income tax purposes,  the equivalent of the foregoing,  expressed as (1.00/9.333333333) of the Uncertificated  Principal Balance of Uncertificated
REMIC I Regular Interest Q; (v) with respect to each of  Uncertificated  REMIC II Regular  Interests A9-IO-1 through 3, an amount equal to the Uncertificated  Principal Balance of Uncertificated  REMIC II Regular Interest A9-INV immediately prior to such date;  provided, however,  for federal income tax purposes,  the  equivalent of the foregoing,  expressed as  (1.00/9.333333333)  of the  Uncertificated
Principal  Balance  of  Uncertificated  REMIC I Regular  Interest  S; (vi) with  respect  to each of  Uncertificated  REMIC II  Regular
Interests  A10-IO-1 through 18, an amount equal to the  Uncertificated  Principal Balance of  Uncertificated  REMIC II Regular Interest
A10-INV  immediately  prior to such date;  provided,  however,  for federal  income tax  purposes,  the  equivalent  of the  foregoing, expressed as  (1.00/9.333333333)  of the  Uncertificated  Principal  Balance of  Uncertificated  REMIC I Regular Interest T; (vii) with respect to each of Uncertificated  REMIC II Regular Interests  A12/13-IO-1  through 3, an amount equal to the Uncertificated  Principal
Balance of Uncertificated REMIC II Regular Interest A12/13-INV  immediately prior to such date;  provided,  however, for federal income tax  purposes,  the  equivalent  of  the  foregoing,  expressed  as  (1.00/9.333333333)  of the  Uncertificated  Principal  Balance  of
Uncertificated  REMIC I Regular Interest U; (viii) with respect to each of Uncertificated  REMIC II Regular Interests  A15-IO-1 through
5, an amount equal to the  Uncertificated  Principal Balance of Uncertificated  REMIC II Regular Interest A15-FIX  immediately prior to such date;  provided,  however,  for federal  income tax purposes,  the equivalent of the  foregoing,  expressed as the  Uncertificated
Principal  Balance of  Uncertificated  REMIC I Regular  Interest V; and (ix) with  respect to each of  Uncertificated  REMIC II Regular
Interests  A16-IO-1 through 5, an amount equal to the  Uncertificated  Principal  Balance of  Uncertificated  REMIC II Regular Interest
A16-FIX  immediately  prior to such date;  provided,  however,  for federal  income tax  purposes,  the  equivalent  of the  foregoing, expressed as the Uncertificated Principal Balance of Uncertificated REMIC I Regular Interest W.

         Pass-Through  Rate: With respect to the Senior  Certificates  (other than the Adjustable  Rate, Class A-V, Class A-P and Class
P  Certificates),  Class M  Certificates  and Class B  Certificates  and any  Distribution  Date,  the per annum rates set forth in the
Preliminary Statement hereto.

         The pass-through rates on the Adjustable Rate Certificates are calculated as follows:

           (1) The  pass-through  rate on the Class A-1  Certificates  with respect to the initial Interest Accrual Period is 5.65% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.33%, with a maximum rate of 7.00% per annum and a minimum rate of 0.33% per annum.

           (2) The pass-through  rate on the Class A-2  Certificates  with respect to the initial Interest Accrual Period is 11.25% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to 55.58333333%  minus (LIBOR multiplied by 8.3333333), with a maximum rate of 55.58333333% per annum and a minimum rate of 0.00% per annum.

           (3) The  pass-through  rate on the Class A-3  Certificates  with respect to the initial Interest Accrual Period is 7.50% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 6.00%, with a maximum rate of 7.50% and a minimum rate of 6.00% per annum.  On each  Distribution  Date on and after the  Distribution  Date occurring in May
     2008, the pass-through rate on the Class A-3 Certificates will be fixed at a per annum rate equal to 6.00%.

           (4) The  pass-through  rate on the Class A-4  Certificates  with respect to the initial Interest Accrual Period is 5.00% per annum, and as to any Interest Accrual Period thereafter,  will be a per annum rate equal to 6.50% minus LIBOR, with a maximum rate of 6.50% per annum and a minimum rate of 5.00% per annum. On each  Distribution  Date on and after the Distribution Date occurring in May 2008, the pass-through rate on the Class A-4 Certificates will be fixed at a per annum rate equal to 6.50%.

           (5) The pass-through  rate on the Class A-12  Certificates  with respect to the initial Interest Accrual Period is 5.72% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.40%, with a maximum rate of 7.00% per annum and a minimum rate of 0.40% per annum.

           (6) The pass-through  rate on the Class A-13  Certificates with respect to the initial Interest Accrual Period is 10.67% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to 54.99999751%  minus (LIBOR multiplied by 8.33333291), with a maximum rate of 54.99999751% per annum and a minimum rate of 0.00% per annum.

           (7) The pass-through  rate on the Class A-17  Certificates  with respect to the initial Interest Accrual Period is 5.62% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.30%, with a maximum rate of 7.00% per annum and a minimum rate of 0.30% per annum.

           (8) The pass-through  rate on the Class A-18  Certificates with respect to the initial Interest Accrual Period is 11.50% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to 55.83333333%  minus (LIBOR multiplied by 8.33333333), with a maximum rate of 55.83333333% per annum and a minimum rate of 0.00% per annum.

           (9) The pass-through  rate on the Class A-19  Certificates  with respect to the initial Interest Accrual Period is 5.67% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.35%, with a maximum rate of 7.00% per annum and a minimum rate of 0.35% per annum.

           (10) The pass-through  rate on the Class A-20  Certificates  with respect to the initial Interest Accrual Period is 11.0833%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  55.41666666%  minus  (LIBOR multiplied by 8.33333333), with a maximum rate of 55.41666666% per annum and a minimum rate of 0.00% per annum.

           (11) The pass-through  rate on the Class A-21  Certificates with respect to the initial Interest Accrual Period is 5.57% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.25%, with a maximum rate of 7.00% per annum and a minimum rate of 0.25% per annum.

           (12) The pass-through  rate on the Class A-22  Certificates  with respect to the initial Interest Accrual Period is 11.9167%
     per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to 56.25% minus (LIBOR multiplied by
     8.33333333), with a maximum rate of 56.25% per annum and a minimum rate of 0.00% per annum.

           (13) The pass-through  rate on the Class A-23  Certificates with respect to the initial Interest Accrual Period is 5.72% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.40%, with a maximum rate of 7.00% per annum and a minimum rate of 0.40% per annum.

           (14) The pass-through  rate on the Class A-24  Certificates  with respect to the initial Interest Accrual Period is 10.6667%
     per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to 55.00% minus (LIBOR multiplied by
     8.33333333), with a maximum rate of 55.00% per annum and a minimum rate of 0.00% per annum.

           (15) The pass-through  rate on the Class A-35  Certificates with respect to the initial Interest Accrual Period is 5.52% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.20%, with a maximum rate of 7.00% per annum and a minimum rate of 0.20% per annum.

           (16) The pass-through  rate on the Class A-36  Certificates  with respect to the initial Interest Accrual Period is 12.3333%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  56.66666505%  minus  (LIBOR multiplied by 8.33333307), with a maximum rate of 56.66666505% per annum and a minimum rate of 0.00% per annum.

           (17) The pass-through  rate on the Class A-37  Certificates with respect to the initial Interest Accrual Period is 5.57% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.25%, with a maximum rate of 7.00% per annum and a minimum rate of 0.25% per annum.

           (18) The pass-through  rate on the Class A-38  Certificates  with respect to the initial Interest Accrual Period is 11.9167%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum  rate equal to  56.2499984%  minus  (LIBOR multiplied by 8.33333307), with a maximum rate of 56.2499984% per annum and a minimum rate of 0.00% per annum.

           (19) The pass-through  rate on the Class A-39  Certificates with respect to the initial Interest Accrual Period is 5.62% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.30%, with a maximum rate of 7.00% per annum and a minimum rate of 0.30% per annum.

           (20) The  pass-through  rate on the Class A-40  Certificates  with respect to the initial  Interest Accrual Period is 11.50%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  55.83333175%  minus  (LIBOR multiplied by 8.33333307), with a maximum rate of 55.83333175% per annum and a minimum rate of 0.00% per annum.

           (21) The pass-through  rate on the Class A-41  Certificates with respect to the initial Interest Accrual Period is 5.67% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.35%, with a maximum rate of 7.00% per annum and a minimum rate of 0.35% per annum.

           (22) The pass-through  rate on the Class A-42  Certificates  with respect to the initial Interest Accrual Period is 11.0833%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  55.41666509%  minus  (LIBOR multiplied by 8.33333307), with a maximum rate of 55.41666509% per annum and a minimum rate of 0.00% per annum.

           (23) The pass-through  rate on the Class A-48  Certificates with respect to the initial Interest Accrual Period is 5.57% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.25%, with a maximum rate of 7.00% per annum and a minimum rate of 0.25% per annum.

           (24) The pass-through  rate on the Class A-49  Certificates  with respect to the initial Interest Accrual Period is 11.9167%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  56.24999867%  minus  (LIBOR multiplied by 8.33333311), with a maximum rate of 56.24999867% per annum and a minimum rate of 0.00% per annum.

           (25) The pass-through  rate on the Class A-50  Certificates with respect to the initial Interest Accrual Period is 5.62% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.30%, with a maximum rate of 7.00% per annum and a minimum rate of 0.30% per annum.

           (26) The  pass-through  rate on the Class A-51  Certificates  with respect to the initial  Interest Accrual Period is 11.50%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  55.83333202%  minus  (LIBOR multiplied by 8.33333311), with a maximum rate of 55.83333202% per annum and a minimum rate of 0.00% per annum.

           (27) The pass-through  rate on the Class A-52  Certificates with respect to the initial Interest Accrual Period is 5.67% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.35%, with a maximum rate of 7.00% per annum and a minimum rate of 0.35% per annum.

           (28) The pass-through  rate on the Class A-53  Certificates  with respect to the initial Interest Accrual Period is 11.0833%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  55.41666536%  minus  (LIBOR multiplied by 8.33333311), with a maximum rate of 55.41666536% per annum and a minimum rate of 0.00% per annum.

           (29) The pass-through  rate on the Class A-54  Certificates with respect to the initial Interest Accrual Period is 5.67% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.35%, with a maximum rate of 7.00% per annum and a minimum rate of 0.35% per annum.

           (30) The pass-through  rate on the Class A-55  Certificates  with respect to the initial Interest Accrual Period is 11.0833%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  55.41666415%  minus  (LIBOR multiplied by 8.33333291), with a maximum rate of 55.41666415% per annum and a minimum rate of 0.00% per annum.

           (31) The pass-through  rate on the Class A-56  Certificates with respect to the initial Interest Accrual Period is 5.77% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.45%, with a maximum rate of 7.00% per annum and a minimum rate of 0.45% per annum.

           (32) The  pass-through  rate on the Class A-57  Certificates  with respect to the initial  Interest Accrual Period is 10.25%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  54.58333086%  minus  (LIBOR multiplied by 8.33333291), with a maximum rate of 54.58333086% per annum and a minimum rate of 0.00% per annum.

           (33) The pass-through  rate on the Class A-58  Certificates with respect to the initial Interest Accrual Period is 5.82% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.50%, with a maximum rate of 7.00% per annum and a minimum rate of 0.50% per annum.

           (34) The  pass-through  rate on the Class A-59  Certificates  with respect to the initial Interest Accrual Period is 9.8333%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  54.16666422%  minus  (LIBOR multiplied by 8.33333291), with a maximum rate of 54.16666422% per annum and a minimum rate of 0.00% per annum.

           (35) The pass-through  rate on the Class A-66  Certificates with respect to the initial Interest Accrual Period is 5.52% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.20%, with a maximum rate of 7.00% per annum and a minimum rate of 0.20% per annum.

           (36) The pass-through  rate on the Class A-67  Certificates  with respect to the initial Interest Accrual Period is 12.3333%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  56.66665881%  minus  (LIBOR multiplied by 8.33333204), with a maximum rate of 56.66665881% per annum and a minimum rate of 0.00% per annum.

           (37) The pass-through  rate on the Class A-68  Certificates with respect to the initial Interest Accrual Period is 5.57% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.25%, with a maximum rate of 7.00% per annum and a minimum rate of 0.25% per annum.

           (38) The pass-through  rate on the Class A-69  Certificates  with respect to the initial Interest Accrual Period is 11.9167%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  56.24999221%  minus  (LIBOR multiplied by 8.33333204), with a maximum rate of 56.24999221% per annum and a minimum rate of 0.00% per annum.

           (39) The pass-through  rate on the Class A-70  Certificates with respect to the initial Interest Accrual Period is 5.62% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.30%, with a maximum rate of 7.00% per annum and a minimum rate of 0.30% per annum.

           (40) The  pass-through  rate on the Class A-71  Certificates  with respect to the initial  Interest Accrual Period is 11.50%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  55.83332561%  minus  (LIBOR multiplied by 8.33333204), with a maximum rate of 55.83332561% per annum and a minimum rate of 0.00% per annum.

           (41) The pass-through  rate on the Class A-72  Certificates with respect to the initial Interest Accrual Period is 5.52% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.20%, with a maximum rate of 7.00% per annum and a minimum rate of 0.20% per annum.

           (42) The pass-through  rate on the Class A-73  Certificates  with respect to the initial Interest Accrual Period is 12.3333%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  56.66666666%  minus  (LIBOR multiplied by 8.33333333), with a maximum rate of 56.66666666% per annum and a minimum rate of 0.00% per annum.

           (43) The pass-through  rate on the Class A-74  Certificates with respect to the initial Interest Accrual Period is 5.57% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.25%, with a maximum rate of 7.00% per annum and a minimum rate of 0.25% per annum.

           (44) The pass-through  rate on the Class A-75  Certificates  with respect to the initial Interest Accrual Period is 11.9167%
     per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to 56.25% minus (LIBOR multiplied by
     8.33333333), with a maximum rate of 56.25% per annum and a minimum rate of 0.00% per annum.

           (45) The pass-through  rate on the Class A-76  Certificates with respect to the initial Interest Accrual Period is 5.62% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.30%, with a maximum rate of 7.00% per annum and a minimum rate of 0.30% per annum.

           (46) The  pass-through  rate on the Class A-77  Certificates  with respect to the initial  Interest Accrual Period is 11.50%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  55.83333333%  minus  (LIBOR multiplied by 8.33333333), with a maximum rate of 55.83333333% per annum and a minimum rate of 0.00% per annum.

           (47) The pass-through  rate on the Class A-78  Certificates with respect to the initial Interest Accrual Period is 5.67% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.35%, with a maximum rate of 7.00% per annum and a minimum rate of 0.35% per annum.

           (48) The pass-through  rate on the Class A-79  Certificates  with respect to the initial Interest Accrual Period is 11.0833%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  55.41666666%  minus  (LIBOR multiplied by 8.33333333), with a maximum rate of 55.41666666% per annum and a minimum rate of 0.00% per annum.

           (49) The pass-through  rate on the Class A-80  Certificates with respect to the initial Interest Accrual Period is 5.82% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.50%, with a maximum rate of 7.00% per annum and a minimum rate of 0.50% per annum.

           (50) The  pass-through  rate on the Class A-81  Certificates  with respect to the initial Interest Accrual Period is 9.8333%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  54.16666189%  minus  (LIBOR multiplied by 8.3333325), with a maximum rate of 54.16666189% per annum and a minimum rate of 0.00% per annum.

           (51) The pass-through  rate on the Class A-82  Certificates with respect to the initial Interest Accrual Period is 5.72% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.40%, with a maximum rate of 7.00% per annum and a minimum rate of 0.40% per annum.

           (52) The pass-through  rate on the Class A-83  Certificates  with respect to the initial Interest Accrual Period is 10.6667%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  54.99999514%  minus  (LIBOR multiplied by 8.3333325), with a maximum rate of 54.99999514% per annum and a minimum rate of 0.00% per annum.

           (53) The pass-through  rate on the Class A-84  Certificates with respect to the initial Interest Accrual Period is 5.67% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.35%, with a maximum rate of 7.00% per annum and a minimum rate of 0.35% per annum.

           (54) The pass-through  rate on the Class A-85  Certificates  with respect to the initial Interest Accrual Period is 11.0833%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  55.41666177%  minus  (LIBOR multiplied by 8.3333325), with a maximum rate of 55.41666177% per annum and a minimum rate of 0.00% per annum.

           (55) The pass-through  rate on the Class A-86  Certificates with respect to the initial Interest Accrual Period is 5.77% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.45%, with a maximum rate of 7.00% per annum and a minimum rate of 0.45% per annum.

           (56) The  pass-through  rate on the Class A-87  Certificates  with respect to the initial  Interest Accrual Period is 10.25%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  54.58332852%  minus  (LIBOR multiplied by 8.3333325), with a maximum rate of 54.58332852% per annum and a minimum rate of 0.00% per annum.

           (57) The pass-through  rate on the Class A-88  Certificates with respect to the initial Interest Accrual Period is 5.87% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.55%, with a maximum rate of 7.00% per annum and a minimum rate of 0.55% per annum.

           (58) The  pass-through  rate on the Class A-89  Certificates  with respect to the initial Interest Accrual Period is 9.4167%
     per  annum,  and as to any  Interest  Accrual  Period  thereafter,  will be a per annum rate equal to  53.74999527%  minus  (LIBOR multiplied by 8.3333325), with a maximum rate of 53.74999527% per annum and a minimum rate of 0.00% per annum.

           (59) The pass-through  rate on the Class A-90  Certificates with respect to the initial Interest Accrual Period is 5.92% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to LIBOR plus 0.60%, with a maximum rate of 7.00% per annum and a minimum rate of 0.60% per annum.

           (60) The pass-through  rate on the Class A-91  Certificates with respect to the initial Interest Accrual Period is 9.00% per annum, and as to any Interest Accrual Period  thereafter,  will be a per annum rate equal to 53.33332864%  minus (LIBOR multiplied by 8.3333325), with a maximum rate of 53.33332864% per annum and a minimum rate of 0.00% per annum.

With respect to the Class A-V Certificates  (other than any Subclass  thereof) and any Distribution  Date, a rate equal to the weighted average,  expressed  as a  percentage,  of the Pool Strip  Rates of all  Mortgage  Loans as of the Due Date in the  related Due Period, weighted on the basis of the  respective  Stated  Principal  Balances of such Mortgage Loans as of the day  immediately  preceding such
Distribution  Date (or, with respect to the initial  Distribution  Date, at the close of business on the Cut-off Date). With respect to the Class A-V  Certificates and the initial  Distribution  Date the  Pass-Through  Rate is equal to 0.3886% per annum.  With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average,  expressed as a percentage,  of the Pool Strip Rates of all  Mortgage  Loans  corresponding  to the  Uncertificated  REMIC I Regular  Interests Z  represented  by such
Subclass as of the Due Date in the  related Due Period,  weighted  on the basis of the  respective  Stated  Principal  Balances of such
Mortgage Loans as of the day immediately  preceding such  Distribution Date (or with respect to the initial  Distribution  Date, at the close of business on the Cut-off Date).  The Principal Only  Certificates  and the Class P Certificates  have no Pass-Through  Rate and are not entitled to Accrued Certificate Interest.

         Prepayment  Charge Loan: Any Mortgage Loan for which a Prepayment  Charge may be assessed and to which such Prepayment  Charge the Class P Certificates are entitled, as indicated on the Mortgage Loan Schedule.

         Prepayment  Assumption:  The  prepayment  assumption to be used for  determining  the accrual of original  issue  discount and premium and market discount on the Certificates for federal income tax purposes,  which assumes a constant  prepayment rate of 8.0% per annum of the then  outstanding  principal  balance of the related  Mortgage Loans in the first month of the life of such Mortgage Loans and an additional  approximately  1.45454545% per annum in each month  thereafter until the twelfth month, and beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 24.00% per annum.

         Prepayment  Distribution  Percentage:  With  respect  to any  Distribution  Date and each Class of  Subordinate  Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

         (i)      For any Distribution  Date prior to the Distribution Date in May 2012 (unless the Certificate  Principal  Balances of the Senior Certificates (other than the Class A-P Certificates) have been reduced to zero), 0%.

         (ii)     For any  Distribution  Date not  discussed  in clause (i) above on which any Class of  Subordinate  Certificates  are outstanding:

                           (a)      in the case of the Class of Subordinate  Certificates  then  outstanding  with the Highest Priority and each other Class of  Subordinate  Certificates  for which the related  Prepayment  Distribution  Trigger has been satisfied,  a fraction,  expressed as a percentage,  the numerator of which is the Certificate  Principal  Balance of such  Class  immediately  prior to such date and the  denominator  of which is the sum of the  Certificate  Principal
                  Balances  immediately  prior to such date of (1) the Class of  Subordinate  Certificates  then  outstanding  with the
                  Highest  Priority  and (2) all  other  Classes  of  Subordinate  Certificates  for which  the  respective  Prepayment
                  Distribution Triggers have been satisfied; and

                           (b)      in the case of each other Class of Subordinate  Certificates for which the Prepayment  Distribution
                  Triggers have not been satisfied, 0%.

         Notwithstanding  the foregoing,  if the  application  of the foregoing  percentages  on any  Distribution  Date as provided in
Section  4.02 of this  Series  Supplement  (determined  without  regard to the  proviso to the  definition  of  "Subordinate  Principal
Distribution  Amount") would result in a distribution  in respect of principal of any Class or Classes of Subordinate  Certificates  in
an amount  greater than the remaining  Certificate  Principal  Balance  thereof (any such class,  a "Maturing  Class"),  then:  (a) the
Prepayment  Distribution  Percentage of each Maturing Class shall be reduced to a level that,  when applied as described  above,  would exactly  reduce the  Certificate  Principal  Balance of such Class to zero; (b) the  Prepayment  Distribution  Percentage of each other
Class of Subordinate  Certificates (any such Class, a "Non-Maturing  Class") shall be recalculated in accordance with the provisions in paragraph (ii) above,  as if the  Certificate  Principal  Balance of each Maturing  Class had been reduced to zero (such  percentage as recalculated,  the "Recalculated  Percentage");  (c) the total amount of the reductions in the Prepayment  Distribution  Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence,  expressed as an aggregate percentage,  shall be allocated among the  Non-Maturing  Classes in proportion to their  respective  Recalculated  Percentages  (the portion of such  aggregate  reduction so allocated to any  Non-Maturing  Class, the "Adjustment  Percentage");  and (d) for purposes of such  Distribution  Date, the Prepayment
Distribution  Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment  Distribution  Percentage  thereof, calculated in accordance  with the provisions in paragraph (ii) above as if the  Certificate  Principal  Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

         Principal Only Certificates:  The Class A-P Certificates.

         Record Date:  With respect to each  Distribution  Date and each Class of  Certificates  (other than the Class A-1,  Class A-2,
Class A-17, Class A-18, Class A-19,  Class A-20,  Class A-21, Class A-22, Class A-23 and Class A-24  Certificates,  so long as they are
Book Entry  Certificates),  the close of  business  on the last  Business  Day of the month  preceding  the month in which the  related
Distribution  Date occurs.  With respect to each  Distribution  Date and the Class A-1, Class A-2, Class A-17,  Class A-18, Class A-19,
Class A-20, Class A-21, Class A-22, Class A-23 and Class A-24 Certificates,  so long as they are Book Entry Certificates,  the close of business on the Business Day prior to such Distribution Date.

         Related  Classes:  As to any  Uncertificated  REMIC I Regular  Interest or  Uncertificated  REMIC II Regular  Interest,  those classes  of  Certificates  identified  as  "Related  Classes  of  Certificates"  to such  Uncertificated  REMIC I Regular  Interest  or
Uncertificated  REMIC II Regular  Interest in the definition of  Uncertificated  REMIC I Regular Interest and  Uncertificated  REMIC II
Regular Interest, respectively.

         REMIC I:   The segregated pool of assets with respect to which a REMIC election is to be made, consisting of:

                  (i)      the Mortgage Loans and the related Mortgage Files,

                  (ii)     all  payments  and  collections  in respect of the  Mortgage  Loans due after the  Cut-off  Date (other than
                           Monthly  Payments due in the month of the Cut-off Date) as shall be on deposit in the  Custodial  Account or in the  Certificate  Account and identified as belonging to the Trust Fund,  including the proceeds from the liquidation  of Additional  Collateral  for any Additional  Collateral  Loan,  but not including  amounts on deposit in the Initial Monthly Payment Fund,

                  (iii)    property   which   secured  a  Mortgage   Loan  and  which  has  been   acquired  for  the  benefit  of  the
                           Certificateholders by foreclosure or deed in lieu of foreclosure,

                  (iv)     the hazard insurance  policies and Primary  Insurance  Policies,  if any, the Pledged Assets with respect to each Pledged Asset Mortgage Loan,  and the interest in the Surety Bond  transferred to the Trustee  pursuant to Section 2.01 herein, and

                  (v)      all proceeds of clauses (i) through (iv) above.

         Notwithstanding  the  foregoing,  the REMIC  election with respect to REMIC I  specifically  excludes any  Prepayment  Charges received on the Mortgage Loans.

         REMIC I Certificates:   The Class R-I Certificates.

         REMIC II: The  segregated  pool of assets  consisting of the  Uncertificated  REMIC I Regular  Interests  conveyed in trust to the Trustee for the benefit of the holders of each Class of Certificates  (other than the Class R-I  Certificates)  pursuant to Section
2.06, with respect to which a separate REMIC election is to be made.

         Senior  Certificate:  Any one of the Class A  Certificates,  Class P or Class R  Certificates,  executed  by the  Trustee  and authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit A (Class A) and Exhibit
D (Class R) and annexed hereto as Exhibit Five (Class P).

         Senior Interest  Distribution  Amount:  With respect to any  Distribution  Date, the aggregate  amount of Accrued  Certificate
Interest to be distributed to the Holders of the Senior  Certificates for that Distribution  Date,  including the Accrual  Distribution
Amounts.

         Senior  Percentage:  As of any  Distribution  Date,  the  lesser  of 100%  and a  fraction,  expressed  as a  percentage,  the numerator of which is the aggregate  Certificate  Principal Balance of the Senior  Certificates (other than the Class A-P Certificates)
immediately  prior to such  Distribution  Date and the  denominator of which is the aggregate  Stated  Principal  Balance of all of the
Mortgage Loans (or related REO  Properties)  (other than the related  Discount  Fraction of each Discount  Mortgage  Loan)  immediately prior to such Distribution Date.

         Senior Principal  Distribution  Amount:  With respect to any Distribution Date, the lesser of (a) the balance of the Available
Distribution  Amount  remaining  after the  distribution  of all  amounts  required  to be  distributed  therefrom  pursuant to Section
4.02(a)(i)  and Section  4.02(a)(ii)(W)  (excluding  any amount  distributable  pursuant to clause (E) of the  definition of "Class A-P
Principal  Distribution  Amount") and Section  4.02(a)(ii)(Y),  and (b) the sum of the amounts required to be distributed to the Senior
Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Z), 4.02(a)(xvi) and 4.02(a)(xvii).

         Senior  Support  Certificates:  The Class A-11,  Class A-15,  Class A-16,  Class A-31,  Class A-32,  Class A-33 and Class A-34
Certificates.

         Special Hazard Amount:  As of any  Distribution  Date, an amount equal to $8,083,012 minus the sum of (i) the aggregate amount of Special Hazard Losses  allocated  solely to one or more specific  Classes of  Certificates  in accordance  with Section 4.05 of this
Series  Supplement and (ii) the Adjustment Amount (as defined below) as most recently  calculated.  For each anniversary of the Cut-off
Date,  the  Adjustment  Amount shall be equal to the amount,  if any, by which the amount  calculated in accordance  with the preceding sentence  (without  giving  effect to the  deduction  of the  Adjustment  Amount for such  anniversary)  exceeds the greater of (A) the greater of (i) the product of the Special Hazard  Percentage for such anniversary  multiplied by the outstanding  principal  balance of all the Mortgage Loans on the  Distribution  Date  immediately  preceding such  anniversary  and (ii) twice the  outstanding  principal balance of the Mortgage Loan with the largest  outstanding  principal  balance as of the Distribution  Date immediately  preceding such anniversary and (B) the greater of (i) the product of 0.50%  multiplied by the outstanding  principal  balance of all Mortgage Loans on the  Distribution  Date  immediately  preceding  such  anniversary  multiplied  by a fraction,  the  numerator of which is equal to the aggregate  outstanding  principal balance (as of the immediately  preceding  Distribution Date) of all of the Mortgage Loans secured by
Mortgaged Properties located in the State of California divided by the aggregate  outstanding  principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans,  expressed as a percentage,  and the denominator of which is equal to 24.70%
(which  percentage  is equal to the  percentage  of Mortgage  Loans by  aggregate  principal  balance  initially  secured by  Mortgaged
Properties located in the State of California) and (ii) the aggregate  outstanding  principal balance (as of the immediately  preceding
Distribution  Date) of the largest Mortgage Loan secured by a Mortgaged  Property (or, with respect to a Cooperative  Loan, the related
Cooperative Apartment) located in the State of California.

         The Special Hazard Amount may be further reduced by the Master Servicer  (including  accelerating the manner in which coverage is reduced)  provided that prior to any such  reduction,  the Master  Servicer shall (i) obtain written  confirmation  from each Rating
Agency that such reduction  shall not reduce the rating  assigned to any Class of Certificates by such Rating Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

         Special  Hazard  Percentage:  As of each  anniversary  of the  Cut-off  Date,  the  greater  of (i) 1.0% and (ii) the  largest percentage  obtained by dividing the aggregate  outstanding  principal balance (as of immediately  preceding  Distribution Date) of the
Mortgage  Loans  secured by  Mortgaged  Properties  located in a single,  five-digit  zip code area in the State of  California  by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

         Subordinate   Principal   Distribution  Amount:  With  respect  to  any  Distribution  Date  and  each  Class  of  Subordinate
Certificates,  (a) the sum of (i) the product of (x) the related  Subordinate  Class Percentage for such Class and (y) the aggregate of the amounts  calculated  (without giving effect to the related Senior  Percentages) for such  Distribution  Date under clauses (1), (2)
and (3) of Section  4.02(a)(ii)(Y)(A);  (ii) such Class's pro rata share,  based on the Certificate  Principal Balance of each Class of
Subordinate  Certificates then outstanding,  of the principal  collections  described in Section  4.02(a)(ii)(Y)(B)(b)  (without giving effect to the Senior Accelerated  Distribution  Percentage) to the extent such collections are not otherwise  distributed to the Senior
Certificates;  (iii) the  product  of (x) the  related  Prepayment  Distribution  Percentage  and (y) the  aggregate  of all  Principal
Prepayments in Full received in the related  Prepayment  Period and Curtailments  received in the preceding  calendar month (other than the related Discount  Fraction of such Principal  Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates;  (iv) if such Class is the Class of Subordinate  Certificates with the Highest Priority, any Excess Subordinate  Principal Amount for such Distribution Date not paid to the Senior Certificates;  and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous  Distribution  Date,  that remain  undistributed  to the extent that such amounts are not  attributable  to Realized Losses which have been allocated to a Class of Subordinate  Certificates;  minus (b) the sum of (i) with respect to the Class of Subordinate  Certificates  with the Lowest Priority,  any Excess  Subordinate  Principal Amount for
such Distribution  Date; and (ii) the Capitalization  Reimbursement  Amount for such Distribution Date, other than the related Discount
Fraction of any portion of that amount  related to each Discount  Mortgage  Loan,  multiplied by a fraction,  the numerator of which is the  Subordinate  Principal  Distribution  Amount for such Class of  Subordinate  Certificates,  without  giving  effect to this clause
(b)(ii),  and the denominator of which is the sum of the principal  distribution amounts for all Classes of Certificates other than the
Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount.

         Super Senior  Certificates:  Any of the Class A-6,  Class A-7, Class A-10,  Class A-25,  Class A-26,  Class A-27,  Class A-28,
Class A-29,  Class A-30,  Class A-35,  Class A-36,  Class A-37, Class A-38, Class A-39, Class A-40, Class A-41, Class A-42, Class A-43,
Class A-44,  Class A-45,  Class A-46,  Class A-47,  Class A-48, Class A-49, Class A-50, Class A-51, Class A-52, Class A-53, Class A-99,
Class A-100, Class A-101, Class A-102, Class A-103 and Class A-104 Certificates.

         Targeted  Principal  Balance:  With respect to the TAC  Certificates  and any  Distribution  Date, the amount set forth in the table  entitled  "Targeted  Principal  Balances"  in Exhibit  Seven to this  Series  Supplement  for such  Certificates  opposite  such
Distribution Date.

         TAC  Certificates:  Class A-8, Class A-60,  Class A-61,  Class A-62,  Class A-63,  Class A-64,  Class A-66,  Class A-67, Class
A-68, Class A-69 and Class A70 and Class A-71 Certificates.

         Uncertificated  Accrued  Interest:  With respect to each  Distribution  Date,  (i) as to each  Uncertificated  REMIC I Regular
Interest other than each  Uncertificated  REMIC I Regular  Interest Z, an amount equal to the aggregate  amount of Accrued  Certificate
Interest that would result under the terms of the definition  thereof on the Related  Classes of  Certificates  (excluding any Interest
Only Certificates) if the Pass-Through Rate on such Classes were equal to the Uncertificated  Pass-Through Rate on such  Uncertificated
REMIC I Regular Interest,  (ii) as to each Uncertificated  REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest
Z, an amount  equal to one month's  interest  at the Pool Strip Rate of the  related  Mortgage  Loan on the  principal  balance of such
Mortgage  Loan reduced by such  Interest's  pro-rata  share of any  Prepayment  Interest  Shortfalls  or other  reductions  of interest allocable to the Class A-V Certificates,  and (iii) as to each Uncertificated  REMIC II Regular Interest other than each Uncertificated
REMIC II Regular Interest Z, interest accrued during the related  Interest  Accrual Period at the related  Uncertificated  Pass-Through
Rate on the Uncertificated Principal Balance or Notional Amount thereof immediately prior to such Distribution Date.

         Uncertificated  Pass-Through  Rate:  With  respect to each of the  Uncertificated  REMIC I Regular  Interests,  other than the
Uncertificated  REMIC I Regular  Interests  Z, the per  annum  rate  specified  in the  definition  of  Uncertificated  REMIC I Regular
Interests.  With respect to each  Uncertificated  REMIC I Regular Interest Z and each  Uncertificated  REMIC II Regular Interest Z, the
Pool Strip Rate for the related Mortgage Loan.

         The  pass-through  rates on the  Uncertificated  REMIC II Regular  Interests (other than the  Uncertificated  REMIC II Regular
Interests Z) are calculated as follows:

           (1) The  pass-through  rate on  Uncertificated  REMIC II Regular  Interest  A1/2-FLT will be a per annum rate equal to LIBOR plus 0.25%, with a maximum rate of 7.00% per annum and a minimum rate of 0.25% per annum.

           (2) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A1/2-INV  will be a per  annum  rate  equal to
     55.0000000000%  minus (LIBOR multiplied by 8.3333333),  with a maximum rate of 55.000000000% per annum and a minimum rate of 0.00%
     per annum.

           (3) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A1/2-IO-1  will be a per  annum  rate  equal to
     58.3333333333% minus the product of (i) the greater of (x) LIBOR plus 0.25% and (y) 6.95% and (ii) 8.3333333,  with a maximum rate of 0.4166666667% per annum and a minimum rate of 0.00% per annum.

           (4) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A1/2-IO-2  will be a per  annum  rate  equal to
     58.3333333333% minus the product of (i) the greater of (x) LIBOR plus 0.30% and (y) 6.97% and (ii) 8.3333333,  with a maximum rate of 0.25% per annum and a minimum rate of 0.00% per annum.

           (5) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A1/2-IO-3  will be a per  annum  rate  equal to
     58.3333333333% minus the product of (i) the greater of (x) LIBOR plus 0.33% and (y) 6.98% and (ii) 8.3333333,  with a maximum rate of 0.1666666667% per annum and a minimum rate of 0.00% per annum.

           (6) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A1/2-IO-4  will be a per  annum  rate  equal to
     58.3333333333% minus the product of (i) the greater of (x) LIBOR plus 0.35% and (y) 6.95% and (ii) 8.3333333,  with a maximum rate of 0.4166666667% per annum and a minimum rate of 0.00% per annum.

           (7) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A3/4-FLT  will be a per annum rate equal to the product of (i) 0.892857133 and (ii) LIBOR plus 0.35%,  with a maximum per annum rate equal to (i) with respect to any Distribution
     Date occurring prior to the  Distribution  Date in May 2008, the lesser of (x) 0.50 multiplied by LIBOR plus 3.0% and (y) 3.75% or
     (ii) with respect to any Distribution Date occurring in May 2008 or thereafter, 3.00%.

         (8)      The pass-through  rate on  Uncertificated  REMIC II Regular Interest  A3/4-IO-1 will be a per annum rate equal to the excess if any of (A) the product of (i)  0.892857133  and (ii) LIBOR plus  0.40%,  with a maximum per annum rate equal to (i) with respect to any  Distribution  Date occurring  prior to the  Distribution  Date in May 2008,  the lesser of (x) 0.50  multiplied by
     LIBOR plus 3.0% and (y) 3.75% or (ii) with respect to any Distribution  Date occurring in May 2008 or thereafter,  3.00%, over (B)
     the  product of (i)  0.892857133  and (ii)  LIBOR  plus  0.35%,  with a maximum  per annum  rate equal to (i) with  respect to any
     Distribution  Date occurring prior to the Distribution  Date in May 2008, the lesser of (x) 0.50 multiplied by LIBOR plus 3.0% and
     (y) 3.75% or (ii) with respect to any Distribution Date occurring in May 2008 or thereafter, 3.00%.

         (9)      The pass-through  rate on  Uncertificated  REMIC II Regular Interest  A3/4-IO-2 will be a per annum rate equal to the excess if any of (A) the product of (i)  0.892857133  and (ii) LIBOR plus  0.45%,  with a maximum per annum rate equal to (i) with respect to any  Distribution  Date occurring  prior to the  Distribution  Date in May 2008,  the lesser of (x) 0.50  multiplied by
     LIBOR plus 3.0% and (y) 3.75% or (ii) with respect to any Distribution  Date occurring in May 2008 or thereafter,  3.00%, over (B)
     the  product of (i)  0.892857133  and (ii)  LIBOR  plus  0.40%,  with a maximum  per annum  rate equal to (i) with  respect to any
     Distribution  Date occurring prior to the Distribution  Date in May 2008, the lesser of (x) 0.50 multiplied by LIBOR plus 3.0% and
     (y) 3.75% or (ii) with respect to any Distribution Date occurring in May 2008 or thereafter, 3.00%.

         (10)     The pass-through  rate on  Uncertificated  REMIC II Regular Interest  A3/4-IO-3 will be a per annum rate equal to the excess if any of (A) the product of (i)  0.892857133  and (ii) LIBOR plus  0.50%,  with a maximum per annum rate equal to (i) with respect to any  Distribution  Date occurring  prior to the  Distribution  Date in May 2008,  the lesser of (x) 0.50  multiplied by
     LIBOR plus 3.0% and (y) 3.75% or (ii) with respect to any Distribution  Date occurring in May 2008 or thereafter,  3.00%, over (B)
     the  product of (i)  0.892857133  and (ii)  LIBOR  plus  0.45%,  with a maximum  per annum  rate equal to (i) with  respect to any
     Distribution  Date occurring prior to the Distribution  Date in May 2008, the lesser of (x) 0.50 multiplied by LIBOR plus 3.0% and
     (y) 3.75% or (ii) with respect to any Distribution Date occurring in May 2008 or thereafter, 3.00%.

         (11)     The pass-through  rate on  Uncertificated  REMIC II Regular Interest  A3/4-IO-4 will be a per annum rate equal to the excess if any of (A) the product of (i)  0.892857133  and (ii) LIBOR plus  0.55%,  with a maximum per annum rate equal to (i) with respect to any  Distribution  Date occurring  prior to the  Distribution  Date in May 2008,  the lesser of (x) 0.50  multiplied by
     LIBOR plus 3.0% and (y) 3.75% or (ii) with respect to any Distribution  Date occurring in May 2008 or thereafter,  3.00%, over (B)
     the  product of (i)  0.892857133  and (ii)  LIBOR  plus  0.50%,  with a maximum  per annum  rate equal to (i) with  respect to any
     Distribution  Date occurring prior to the Distribution  Date in May 2008, the lesser of (x) 0.50 multiplied by LIBOR plus 3.0% and
     (y) 3.75% or (ii) with respect to any Distribution Date occurring in May 2008 or thereafter, 3.00%.

         (12)     The pass-through  rate on  Uncertificated  REMIC II Regular Interest  A3/4-IO-5 will be a per annum rate equal to the excess if any of (A) the product of (i)  0.892857133  and (ii) LIBOR plus  0.60%,  with a maximum per annum rate equal to (i) with respect to any  Distribution  Date occurring  prior to the  Distribution  Date in May 2008,  the lesser of (x) 0.50  multiplied by
     LIBOR plus 3.0% and (y) 3.75% or (ii) with respect to any Distribution  Date occurring in May 2008 or thereafter,  3.00%, over (B)
     the  product of (i)  0.892857133  and (ii)  LIBOR  plus  0.55%,  with a maximum  per annum  rate equal to (i) with  respect to any
     Distribution  Date occurring prior to the Distribution  Date in May 2008, the lesser of (x) 0.50 multiplied by LIBOR plus 3.0% and
     (y) 3.75% or (ii) with respect to any Distribution Date occurring in May 2008 or thereafter, 3.00%.

         (13)     The pass-through  rate on  Uncertificated  REMIC II Regular Interest  A3/4-IO-6 will be a per annum rate equal to the excess if any of (A) (i) with  respect  to any  Distribution  Date  occurring  prior to the  Distribution  Date in May 2008,  0.50 multiplied  by LIBOR  plus 3.0%,  with a maximum  per annum rate  equal to 3.75% or (ii) with  respect  to any  Distribution  Date occurring in May 2008 or thereafter,  3.00%, over (B) the product of (i) 0.892857133 and (ii) LIBOR plus 0.60%, with a maximum per annum rate equal to (i) with respect to any  Distribution  Date occurring prior to the  Distribution  Date in May 2008, the lesser of (x) 0.50  multiplied by LIBOR plus 3.0% and (y) 3.75% or (ii) with respect to any  Distribution  Date  occurring in May 2008 or thereafter, 3.00%.

         (14)     The pass-through  rate on  Uncertificated  REMIC II Regular Interest  A3/4-IO-7 will be a per annum rate equal to the excess if any of (A) the product of (i)  0.892857133 and (ii) LIBOR plus 0.35%,  with a maximum rate of 6.25% per annum,  over (B)
     (i) with  respect  to any  Distribution  Date  occurring  prior to the  Distribution  Date in May  2008,  the  lesser  of (x) 0.50 multiplied by LIBOR plus 3.0% and (y) 3.75% or (ii) with respect to any  Distribution  Date  occurring in May 2008 or  thereafter,
     3.00%.

         (15)     The pass-through  rate on  Uncertificated  REMIC II Regular Interest  A3/4-IO-8 will be a per annum rate equal to the excess if any of (A) the product of (i)  0.892857133 and (ii) LIBOR plus 0.40%,  with a maximum rate of 6.25% per annum,  over (B)
     the greater of (x) the product of (i)  0.892857133  and (ii) LIBOR plus 0.35%,  with a maximum rate of 6.25% per annum and (y) (i)
     with respect to any Distribution  Date occurring prior to the Distribution  Date in May 2008, the lesser of (x) 0.50 multiplied by
     LIBOR plus 3.0% and (y) 3.75% or (ii) with respect to any Distribution Date occurring in May 2008 or thereafter, 3.00%.

         (16)     The pass-through  rate on  Uncertificated  REMIC II Regular Interest  A3/4-IO-9 will be a per annum rate equal to the excess if any of (A) the product of (i)  0.892857133 and (ii) LIBOR plus 0.45%,  with a maximum rate of 6.25% per annum,  over (B)
     the greater of (x) the product of (i)  0.892857133  and (ii) LIBOR plus 0.40%,  with a maximum rate of 6.25% per annum and (y) (i)
     with respect to any Distribution  Date occurring prior to the Distribution  Date in May 2008, the lesser of (x) 0.50 multiplied by
     LIBOR plus 3.0% and (y) 3.75% or (ii) with respect to any Distribution Date occurring in May 2008 or thereafter, 3.00%.

         (17)     The pass-through  rate on Uncertificated  REMIC II Regular Interest  A3/4-IO-10 will be a per annum rate equal to the excess if any of (A) the product of (i)  0.892857133 and (ii) LIBOR plus 0.50%,  with a maximum rate of 6.25% per annum,  over (B)
     the greater of (x) the product of (i)  0.892857133  and (ii) LIBOR plus 0.45%,  with a maximum rate of 6.25% per annum and (y) (i)
     with respect to any Distribution  Date occurring prior to the Distribution  Date in May 2008, the lesser of (x) 0.50 multiplied by
     LIBOR plus 3.0% and (y) 3.75% or (ii) with respect to any Distribution Date occurring in May 2008 or thereafter, 3.00%.

         (18)     The pass-through  rate on Uncertificated  REMIC II Regular Interest  A3/4-IO-11 will be a per annum rate equal to the excess if any of (A) the product of (i)  0.892857133 and (ii) LIBOR plus 0.55%,  with a maximum rate of 6.25% per annum,  over (B)
     the greater of (x) the product of (i)  0.892857133  and (ii) LIBOR plus 0.50%,  with a maximum rate of 6.25% per annum and (y) (i)
     with respect to any Distribution  Date occurring prior to the Distribution  Date in May 2008, the lesser of (x) 0.50 multiplied by
     LIBOR plus 3.0% and (y) 3.75% or (ii) with respect to any Distribution Date occurring in May 2008 or thereafter, 3.00%.

         (19)     The pass-through  rate on Uncertificated  REMIC II Regular Interest  A3/4-IO-12 will be a per annum rate equal to the excess if any of (A) the product of (i)  0.892857133 and (ii) LIBOR plus 0.60%,  with a maximum rate of 6.25% per annum,  over (B)
     the greater of (x) the product of (i)  0.892857133  and (ii) LIBOR plus 0.55%,  with a maximum rate of 6.25% per annum and (y) (i)
     with respect to any Distribution  Date occurring prior to the Distribution  Date in May 2008, the lesser of (x) 0.50 multiplied by
     LIBOR plus 3.0% and (y) 3.75% or (ii) with respect to any Distribution Date occurring in May 2008 or thereafter, 3.00%.

         (20)     The pass-through  rate on Uncertificated  REMIC II Regular Interest  A3/4-IO-13 will be a per annum rate equal to the excess if any of (A) 6.25% per annum,  over (B) the  greater of (x) the product of (i)  0.892857133  and (ii) LIBOR plus 0.60% and
     (y) (i) with  respect to any  Distribution  Date  occurring  prior to the  Distribution  Date in May 2008,  the lesser of (x) 0.50 multiplied by LIBOR plus 3.0% and (y) 3.75% or (ii) with respect to any  Distribution  Date  occurring in May 2008 or  thereafter,
     3.00%.

           (21)  The pass-through rate on Uncertificated REMIC II Regular Interest A6-FIX will be a per annum rate equal to 5.00%.

           (22) The  pass-through  rate on each of  Uncertificated  REMIC II Regular  Interests  A6-IO-1  through 5 will be a per annum rate equal to 0.25%.

           (23) The  pass-through  rate on  Uncertificated  REMIC II Regular  Interest  A7-FLT  will be a per annum rate equal to LIBOR plus 0.20%, with a maximum rate of 5.60% per annum and a minimum rate of 0.20% per annum.

           (24) The  pass-through  rate on  Uncertificated  REMIC II Regular  Interest  A7-INV will be a per annum rate equal to 43.75%
     minus (LIBOR multiplied by 8.3333333), with a maximum rate of 43.75% per annum and a minimum rate of 0.00% per annum.

           (25) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A7-IO-1  will be a per  annum  rate  equal to
     46.6666666667% minus the product of (i) the greater of (x) LIBOR plus 0.20% and (y) 5.55% and (ii) 8.3333333,  with a maximum rate of 0.4166666667% per annum and a minimum rate of 0.00% per annum.

           (26) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A7-IO-2  will be a per  annum  rate  equal to
     46.6666666667% minus the product of (i) the greater of (x) LIBOR plus 0.25% and (y) 5.55% and (ii) 8.3333333,  with a maximum rate of 0.4166666667% per annum and a minimum rate of 0.00% per annum.

           (27) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A7-IO-3  will be a per  annum  rate  equal to
     46.6666666667% minus the product of (i) the greater of (x) LIBOR plus 0.30% and (y) 5.55% and (ii) 8.3333333,  with a maximum rate of 0.4166666667% per annum and a minimum rate of 0.00% per annum.

           (28) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A7-IO-4  will be a per  annum  rate  equal to
     8.3333333  multiplied by the excess if any of (i) the lesser of (x) LIBOR plus 0.20% and (y) 5.88% over (ii) 5.60%, with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (29) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A7-IO-5  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.25% and (y) 5.88% over (ii) the  greater of (x)
     LIBOR plus 0.20% and (y) 5.60%, with a minimum rate of 0.00% per annum.

           (30) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A7-IO-6  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.30% and (y) 5.88% over (ii) the  greater of (x)
     LIBOR plus 0.25% and (y) 5.60%, with a minimum rate of 0.00% per annum.

           (31) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A7-IO-7  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.35% and (y) 5.88% over (ii) the  greater of (x)
     LIBOR plus 0.30% and (y) 5.60%, with a minimum rate of 0.00% per annum.

           (32) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A7-IO-8  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the  excess if any of (i) 5.88% over (ii) the  greater  of (x) LIBOR  plus  0.35% and (y) 5.60%,  with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (33) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A7-IO-9  will be a per  annum  rate  equal to
     8.3333333  multiplied by the excess if any of (i) the lesser of (x) LIBOR plus 0.20% and (y) 6.16% over (ii) 5.88%, with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (34) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A7-IO-10  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.25% and (y) 6.16% over (ii) the  greater of (x)
     LIBOR plus 0.20% and (y) 5.88%, with a minimum rate of 0.00% per annum.

           (35) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A7-IO-11  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.30% and (y) 6.16% over (ii) the  greater of (x)
     LIBOR plus 0.25% and (y) 5.88%, with a minimum rate of 0.00% per annum.

           (36) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A7-IO-12  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.35% and (y) 6.16% over (ii) the  greater of (x)
     LIBOR plus 0.30% and (y) 5.88%, with a minimum rate of 0.00% per annum.

           (37) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A7-IO-13  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the  excess if any of (i) 6.16% over (ii) the  greater  of (x) LIBOR  plus  0.35% and (y) 5.88%,  with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (38) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A7-IO-14  will be a per  annum  rate  equal to
     8.3333333  multiplied by the excess if any of (i) the lesser of (x) LIBOR plus 0.20% and (y) 6.44% over (ii) 6.16%, with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (39) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A7-IO-15  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.25% and (y) 6.44% over (ii) the  greater of (x)
     LIBOR plus 0.20% and (y) 6.16%, with a minimum rate of 0.00% per annum.

           (40) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A7-IO-16  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.30% and (y) 6.44% over (ii) the  greater of (x)
     LIBOR plus 0.25% and (y) 6.16%, with a minimum rate of 0.00% per annum.

           (41) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A7-IO-17  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.35% and (y) 6.44% over (ii) the  greater of (x)
     LIBOR plus 0.30% and (y) 6.16%, with a minimum rate of 0.00% per annum.

           (42) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A7-IO-18  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the  excess if any of (i) 6.44% over (ii) the  greater  of (x) LIBOR  plus  0.35% and (y) 6.16%,  with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (43) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A7-IO-19  will be a per  annum  rate  equal to
     8.3333333  multiplied by the excess if any of (i) the lesser of (x) LIBOR plus 0.20% and (y) 6.72% over (ii) 6.44%, with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (44) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A7-IO-20  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.25% and (y) 6.72% over (ii) the  greater of (x)
     LIBOR plus 0.20% and (y) 6.44%, with a minimum rate of 0.00% per annum.

           (45) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A7-IO-21  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.30% and (y) 6.72% over (ii) the  greater of (x)
     LIBOR plus 0.25% and (y) 6.44%, with a minimum rate of 0.00% per annum.

           (46) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A7-IO-22  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.35% and (y) 6.72% over (ii) the  greater of (x)
     LIBOR plus 0.30% and (y) 6.44%, with a minimum rate of 0.00% per annum.

           (47) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A7-IO-23  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the  excess if any of (i) 6.72% over (ii) the  greater  of (x) LIBOR  plus  0.35% and (y) 6.44%,  with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (48) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A7-IO-24  will be a per  annum  rate  equal to
     8.3333333  multiplied by the excess if any of (i) the lesser of (x) LIBOR plus 0.20% and (y) 7.00% over (ii) 6.72%, with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (49) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A7-IO-25  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.25% and (y) 7.00% over (ii) the  greater of (x)
     LIBOR plus 0.20% and (y) 6.72%, with a minimum rate of 0.00% per annum.

           (50) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A7-IO-26  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.30% and (y) 7.00% over (ii) the  greater of (x)
     LIBOR plus 0.25% and (y) 6.72%, with a minimum rate of 0.00% per annum.

           (51) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A7-IO-27  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.35% and (y) 7.00% over (ii) the  greater of (x)
     LIBOR plus 0.30% and (y) 6.72%, with a minimum rate of 0.00% per annum.

           (52) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A7-IO-28  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the  excess if any of (i) 7.00% over (ii) the  greater  of (x) LIBOR  plus  0.35% and (y) 6.72%,  with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (53) The  pass-through  rate on  Uncertificated  REMIC II Regular  Interest  A8-FLT  will be a per annum rate equal to LIBOR plus 0.20%, with a maximum rate of 5.60% per annum and a minimum rate of 0.20% per annum.

           (54)  The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A8-INV  will be a per  annum  rate  equal to
     44.16666666667%  minus (LIBOR  multiplied by 8.3333333),  with a maximum rate of  44.16666666667%  per annum and a minimum rate of
     0.00% per annum.

           (55) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A8-IO-1  will be a per  annum  rate  equal to
     46.6666666667% minus the product of (i) the greater of (x) LIBOR plus 0.20% and (y) 5.55% and (ii) 8.3333333,  with a maximum rate of 0.4166666667% per annum and a minimum rate of 0.00% per annum.

           (56) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A8-IO-2  will be a per  annum  rate  equal to
     46.6666666667% minus the product of (i) the greater of (x) LIBOR plus 0.25% and (y) 5.55% and (ii) 8.3333333,  with a maximum rate of 0.4166666667% per annum and a minimum rate of 0.00% per annum.

           (57) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A8-IO-3  will be a per  annum  rate  equal to
     8.3333333  multiplied by the excess if any of (i) the lesser of (x) LIBOR plus 0.20% and (y) 5.88% over (ii) 5.60%, with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (58) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A8-IO-4  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.25% and (y) 5.88% over (ii) the  greater of (x)
     LIBOR plus 0.20% and (y) 5.60%, with a minimum rate of 0.00% per annum.

           (59) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A8-IO-5  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.30% and (y) 5.88% over (ii) the  greater of (x)
     LIBOR plus 0.25% and (y) 5.60%, with a minimum rate of 0.00% per annum.

           (60) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A8-IO-6  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the  excess if any of (i) 5.88% over (ii) the  greater  of (x) LIBOR  plus  0.30% and (y) 5.60%,  with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (61) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A8-IO-7  will be a per  annum  rate  equal to
     8.3333333  multiplied by the excess if any of (i) the lesser of (x) LIBOR plus 0.20% and (y) 6.16% over (ii) 5.88%, with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (62) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A8-IO-8  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.25% and (y) 6.16% over (ii) the  greater of (x)
     LIBOR plus 0.20% and (y) 5.88%, with a minimum rate of 0.00% per annum.

           (63) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A8-IO-9  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.30% and (y) 6.16% over (ii) the  greater of (x)
     LIBOR plus 0.25% and (y) 5.88%, with a minimum rate of 0.00% per annum.

           (67) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A8-IO-10  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the  excess if any of (i) 6.16% over (ii) the  greater  of (x) LIBOR  plus  0.30% and (y) 5.88%,  with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (65) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A8-IO-11  will be a per  annum  rate  equal to
     8.3333333  multiplied by the excess if any of (i) the lesser of (x) LIBOR plus 0.20% and (y) 6.44% over (ii) 6.16%, with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (66) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A8-IO-12  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.25% and (y) 6.44% over (ii) the  greater of (x)
     LIBOR plus 0.20% and (y) 6.16%, with a minimum rate of 0.00% per annum.

           (56) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A8-IO-13  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.30% and (y) 6.44% over (ii) the  greater of (x)
     LIBOR plus 0.25% and (y) 6.16%, with a minimum rate of 0.00% per annum.

           (57) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A8-IO-14  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the  excess if any of (i) 6.44% over (ii) the  greater  of (x) LIBOR  plus  0.30% and (y) 6.16%,  with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (58) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A8-IO-15  will be a per  annum  rate  equal to
     8.3333333  multiplied by the excess if any of (i) the lesser of (x) LIBOR plus 0.20% and (y) 6.72% over (ii) 6.44%, with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (59) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A8-IO-16  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.25% and (y) 6.72% over (ii) the  greater of (x)
     LIBOR plus 0.20% and (y) 6.44%, with a minimum rate of 0.00% per annum.

           (60) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A8-IO-17  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.30% and (y) 6.72% over (ii) the  greater of (x)
     LIBOR plus 0.25% and (y) 6.44%, with a minimum rate of 0.00% per annum.

           (61) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A8-IO-18  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the  excess if any of (i) 6.72% over (ii) the  greater  of (x) LIBOR  plus  0.30% and (y) 6.44%,  with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (62) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A8-IO-19  will be a per  annum  rate  equal to
     8.3333333  multiplied by the excess if any of (i) the lesser of (x) LIBOR plus 0.20% and (y) 7.00% over (ii) 6.72%, with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (63) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A8-IO-20  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.25% and (y) 7.00% over (ii) the  greater of (x)
     LIBOR plus 0.20% and (y) 6.72%, with a minimum rate of 0.00% per annum.

           (64) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A8-IO-21  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.30% and (y) 7.00% over (ii) the  greater of (x)
     LIBOR plus 0.25% and (y) 6.72%, with a minimum rate of 0.00% per annum.

           (65) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A8-IO-22  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the  excess if any of (i) 7.00% over (ii) the  greater  of (x) LIBOR  plus  0.30% and (y) 6.72%,  with a minimum rate of 0.00% per annum.

           (66) The  pass-through  rate on  Uncertificated  REMIC II Regular  Interest  A9-FLT  will be a per annum rate equal to LIBOR plus 0.20%, with a maximum rate of 7.00% per annum and a minimum rate of 0.20% per annum.

           (67)  The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A9-INV  will be a per  annum  rate  equal to
     55.4166666666667% minus (LIBOR multiplied by 8.3333333),  with a maximum rate of 55.4166666666667% per annum and a minimum rate of
     0.00% per annum.

           (68) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A9-IO-1  will be a per  annum  rate  equal to
     58.3333333333% minus the product of (i) the greater of (x) LIBOR plus 0.20% and (y) 6.95% and (ii) 8.3333333,  with a maximum rate of 0.4166666667% per annum and a minimum rate of 0.00% per annum.

           (69) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A9-IO-2  will be a per  annum  rate  equal to
     58.3333333333% minus the product of (i) the greater of (x) LIBOR plus 0.25% and (y) 6.95% and (ii) 8.3333333,  with a maximum rate of 0.4166666667% per annum and a minimum rate of 0.00% per annum.

           (70) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A9-IO-3  will be a per  annum  rate  equal to
     58.3333333333% minus the product of (i) the greater of (x) LIBOR plus 0.30% and (y) 6.95% and (ii) 8.3333333,  with a maximum rate of 0.4166666667% per annum and a minimum rate of 0.00% per annum.

           (71) The  pass-through  rate on  Uncertificated  REMIC II Regular  Interest  A10-FLT will be a per annum rate equal to LIBOR plus 0.25%, with a maximum rate of 5.88% per annum and a minimum rate of 0.25% per annum.

           (72) The  pass-through  rate on  Uncertificated  REMIC  II  Regular  Interest  A10-INV  will be a per  annum  rate  equal to
     46.0833333333% minus (LIBOR multiplied by 8.3333333),  with a maximum rate of 46.0833333333% per annum and a minimum rate of 0.00%
     per annum.

           (73) The pass-through  rate on  Uncertificated  REMIC II Regular Interest  A10-IO-1 will be a per annum rate equal to 49.00%
     minus  the  product  of (i) the  greater  of (x)  LIBOR  plus  0.25% and (y)  5.83%  and (ii)  8.3333333,  with a maximum  rate of
     0.4166666667% per annum and a minimum rate of 0.00% per annum.

           (74) The pass-through  rate on  Uncertificated  REMIC II Regular Interest  A10-IO-2 will be a per annum rate equal to 49.00%
     minus  the  product  of (i) the  greater  of (x)  LIBOR  plus  0.30% and (y)  5.83%  and (ii)  8.3333333,  with a maximum  rate of
     0.4166666667% per annum and a minimum rate of 0.00% per annum.

           (75) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A10-IO-3  will be a per  annum  rate  equal to
     8.3333333  multiplied by the excess if any of (i) the lesser of (x) LIBOR plus 0.25% and (y) 6.16% over (ii) 5.88%, with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (76) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A10-IO-4  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.30% and (y) 6.16% over (ii) the  greater of (x)
     LIBOR plus 0.25% and (y) 5.88%, with a minimum rate of 0.00% per annum.

           (77) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A10-IO-5  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.35% and (y) 6.16% over (ii) the  greater of (x)
     LIBOR plus 0.30% and (y) 5.88%, with a minimum rate of 0.00% per annum.

           (78) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A10-IO-6  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the  excess if any of (i) 6.16% over (ii) the  greater  of (x) LIBOR  plus  0.35% and (y) 5.88%,  with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (79) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A10-IO-7  will be a per  annum  rate  equal to
     8.3333333  multiplied by the excess if any of (i) the lesser of (x) LIBOR plus 0.25% and (y) 6.44% over (ii) 6.16%, with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.
           (80) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A10-IO-8  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.30% and (y) 6.44% over (ii) the  greater of (x)
     LIBOR plus 0.25% and (y) 6.16%, with a minimum rate of 0.00% per annum.

           (81) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A10-IO-9  will be a per  annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.35% and (y) 6.44% over (ii) the  greater of (x)
     LIBOR plus 0.30% and (y) 6.16%, with a minimum rate of 0.00% per annum.

           (82) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A10-IO-10  will be a per annum  rate  equal to
     8.3333333  multiplied  by the  excess if any of (i) 6.44% over (ii) the  greater  of (x) LIBOR  plus  0.35% and (y) 6.16%,  with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (83) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A10-IO-11  will be a per annum  rate  equal to
     8.3333333  multiplied by the excess if any of (i) the lesser of (x) LIBOR plus 0.25% and (y) 6.72% over (ii) 6.44%, with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (84) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A10-IO-12  will be a per annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.30% and (y) 6.72% over (ii) the  greater of (x)
     LIBOR plus 0.25% and (y) 6.44%, with a minimum rate of 0.00% per annum.

           (85) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A10-IO-13  will be a per annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.35% and (y) 6.72% over (ii) the  greater of (x)
     LIBOR plus 0.30% and (y) 6.44%, with a minimum rate of 0.00% per annum.

           (86) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A10-IO-14  will be a per annum  rate  equal to
     8.3333333  multiplied  by the  excess if any of (i) 6.72% over (ii) the  greater  of (x) LIBOR  plus  0.35% and (y) 6.44%,  with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (87) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A10-IO-15  will be a per annum  rate  equal to
     8.3333333  multiplied by the excess if any of (i) the lesser of (x) LIBOR plus 0.25% and (y) 7.00% over (ii) 6.72%, with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (88) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A10-IO-16  will be a per annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.30% and (y) 7.00% over (ii) the  greater of (x)
     LIBOR plus 0.25% and (y) 6.72%, with a minimum rate of 0.00% per annum.

           (89) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A10-IO-17  will be a per annum  rate  equal to
     8.3333333  multiplied  by the excess if any of (i) the  lesser of (x) LIBOR plus 0.35% and (y) 7.00% over (ii) the  greater of (x)
     LIBOR plus 0.30% and (y) 6.72%, with a minimum rate of 0.00% per annum.

           (90) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A10-IO-18  will be a per annum  rate  equal to
     8.3333333  multiplied  by the  excess if any of (i) 7.00% over (ii) the  greater  of (x) LIBOR  plus  0.35% and (y) 6.72%,  with a maximum rate of 2.3333333333% per annum and a minimum rate of 0.00% per annum.

           (91) The pass-through  rate on Uncertificated  REMIC II Regular Interest  A12/13-FLT will be a per annum rate equal to LIBOR plus 0.35%, with a maximum rate of 7.00% per annum and a minimum rate of 0.35% per annum.

           (92) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A12/13-INV  will be a per annum  rate equal to
     54.16666666666667%  minus (LIBOR multiplied by 8.3333333),  with a maximum rate of 54.16666666666667% per annum and a minimum rate of 0.00% per annum.

           (93) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A12/13-IO-1  will be a per annum rate equal to
     58.3333333333% minus the product of (i) the greater of (x) LIBOR plus 0.35% and (y) 6.95% and (ii) 8.3333333,  with a maximum rate of 0.4166666667% per annum and a minimum rate of 0.00% per annum.

           (94) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A12/13-IO-2  will be a per annum rate equal to
     58.3333333333% minus the product of (i) the greater of (x) LIBOR plus 0.40% and (y) 6.95% and (ii) 8.3333333,  with a maximum rate of 0.4166666667% per annum and a minimum rate of 0.00% per annum.

           (95) The  pass-through  rate on  Uncertificated  REMIC II  Regular  Interest  A12/13-IO-3  will be a per annum rate equal to
     58.3333333333% minus the product of (i) the greater of (x) LIBOR plus 0.45% and (y) 6.95% and (ii) 8.3333333,  with a maximum rate of 0.4166666667% per annum and a minimum rate of 0.00% per annum.

           (96)  The pass-through rate on Uncertificated REMIC II Regular Interest A15-FIX will be a per annum rate equal to 5.00%.

           (97) The  pass-through  rate on each of  Uncertificated  REMIC II Regular  Interests  A15-IO-1 through 5 will be a per annum rate equal to 0.25%.

           (98)  The pass-through rate on Uncertificated REMIC II Regular Interest A16-FIX will be a per annum rate equal to 5.00%.

           (99) The  pass-through  rate on each of  Uncertificated  REMIC II Regular  Interests  A16-IO-1 through 5 will be a per annum rate equal to 0.25%.

         Uncertificated  Principal Balance:  With respect to each Uncertificated  REMIC I Regular Interest and Uncertificated  REMIC II
Regular  Interest,  as defined in the  definition  of  Uncertificated  REMIC I Regular  Interests and  Uncertificated  REMIC II Regular
Interests, respectively.

         Uncertificated  REMIC I Regular  Interests:  The  Uncertificated  REMIC I Regular  Interests  Z  together  with the  interests identified  in the table below,  each  representing  an undivided  beneficial  ownership  interest in REMIC I, and having the following characteristics:

         1.        The principal  balance from time to time of each  Uncertificated  REMIC I Regular  Interest  identified in the table below shall be the amount identified as the Initial  Principal  Balance thereof in such table,  minus the sum of (x)
                   the aggregate of all amounts  previously deemed  distributed with respect to such interest and applied to reduce the
                   Uncertificated  Principal  Balance thereof pursuant to Section  10.04(a)(ii) and (y) the aggregate of all reductions in Certificate  Principal  Balance deemed to have occurred in connection  with Realized  Losses that were previously deemed allocated to the Uncertificated  Principal Balance of such  Uncertificated  REMIC I Regular Interest pursuant to Section  10.04(d),  which equals the aggregate  principal  balance of the Classes of  Certificates  identified as related to such Uncertificated REMIC I Regular Interest in such table.

         2.        The Uncertificated  Pass-Through Rate for each Uncertificated REMIC I Regular Interest identified in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

         3.        The Uncertificated  REMIC I Regular Interest  Distribution Amount for each  Uncertificated  REMIC I Regular Interest identified in the table below shall be, for any  Distribution  Date, the amount deemed  distributed  with respect to such  Uncertificated  REMIC I Regular  Interest on such  Distribution  Date  pursuant to the  provisions  of Section
                   10.04(a).

                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                         Uncertificated REMIC I Regular Interest                   Related Classes of Certificates               Pass-Through Rate            Initial Principal Balance
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                                            N                             A-1, A-2, A-17, A-18, A-19, A-20, A-21, A-22,                6.25%                                  $196,000,000.00
                                                                          A-23, A-24
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                                            O                             A-3, A-4, A-80, A-81, A-82, A-83, A-84, A-85,                6.25%                                   $60,000,000.00
                                                                          A-86, A-87, A-88, A-89, A-90, A-91
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                                            P                             A-6, A-92, A-99, A-100, A-101, A-102, A-103,                 6.25%                                  $103,569,000.00
                                                                          A-104, A-105, A-106, A-107, A-108, A-109, A-110
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                                            Q                             A-7, A-25, A-26, A-27, A-28, A-29, A-30, A-35,               6.25%                                  $187,421,000.00
                                                                          A-36, A-37, A-38, A-39, A-40, A-41, A-42, A-93,
                                                                          A-111, A-112, A-113, A-114, A-115, A-116
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                                            R                             A-8, A-60, A-61, A-62, A-63, A-64, A-65, A-66,               6.25%                                   $38,377,000.00
                                                                          A-67, A-68, A-69, A-70, A-71
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                                            S                             A-9, A-72, A-73, A-74, A-75, A-76, A-77, A-78,               6.25%                                   $28,245,000.00
                                                                          A-79
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                                            T                             A-10, A-43, A-44, A-45, A-46, A-47, A-48, A-49,              6.25%                                   $56,475,000.00
                                                                          A-50, A-51, A-52, A-53
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                                            U                             A-12, A-13, A-54, A-55, A-56, A-57, A-58, A-59,              6.25%                                   $58,497,000.00
                                                                          A-94, A-95, A-96, A-97, A-98
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                                            V                             A-15, A-92, A-105, A-106, A-107, A-108, A-109,               6.25%                                    $7,200,000.00
                                                                          A-110
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                                            W                             A-16, A-31, A-32, A-33, A-34, A-93, A-111,                   6.25%                                   $11,963,000.00
                                                                          A-112, A-113, A-114, A-115, A-116
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                                            X                             R-II, A-5, A-11, A-14, M-1, M-2, M-3, B-1, B-2,              6.25%                                      $55,041,951
                                                                          B-3
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------
                                            Y                             A-P                                                          0.00%                                       $5,512,067
                  ------------------------------------------------------- -------------------------------------------------- --------------------------- -------------------------------------

         Uncertificated  REMIC I  Regular  Interests  Z:  Each of the  3,321  uncertificated  partial  undivided  beneficial  ownership interests in the Trust Fund,  numbered  sequentially from 1 to 3,321, each relating to the particular  Mortgage Loan identified by such sequential  number on the Mortgage Loan Schedule,  each having no principal  balance,  and each bearing interest at the respective Pool
Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

         Uncertificated  REMIC I Regular  Interest Z  Distribution  Amount:  With  respect  to any  Distribution  Date,  the sum of the amounts deemed to be distributed  on the  Uncertificated  REMIC I Regular  Interests Z for such  Distribution  Date pursuant to Section
10.04(a).

         Uncertificated  REMIC I  Regular  Interest  Distribution  Amounts:  With  respect  to  each  Uncertificated  REMIC  I  Regular
Interest,  other than the  Uncertificated  REMIC I Regular  Interests  Z, the amount  specified as the  Uncertificated  REMIC I Regular
Interest  Distribution Amount with respect thereto in the definition of Uncertificated  REMIC I Regular Interests.  With respect to the
Uncertificated REMIC I Regular Interests Z, the Uncertificated REMIC I Regular Interests Z Distribution Amount.

         Uncertificated  REMIC II  Regular  Interests  Z: Each of the  3,321  uncertificated  partial  undivided  beneficial  ownership interests in REMIC II numbered  sequentially from 1 through 3,321,  each relating to the identically  numbered  Uncertificated  REMIC I
Regular  Interests  Z, each having no  principal  balance and  bearing  interest at a rate equal to the related  Pool Strip Rate on the
Stated  Principal  Balance of the  Mortgage  Loan  related to the  identically  numbered  Uncertificated  REMIC I Regular  Interests Z, comprising such Uncertificated REMIC II Regular Interests Z's pro rata share of the amount distributed pursuant to Section 10.04(a).

         Uncertificated  REMIC II Regular  Interests:  The  Uncertificated  REMIC II Regular  Interests Z together  with the  interests identified in the table below,  each  representing  an undivided  beneficial  ownership  interest in REMIC II, and having the following characteristics:

         1.        The principal  balance from time to time of each  Uncertificated  REMIC II Regular Interest  identified in the table below shall be the amount identified as the Initial  Principal  Balance thereof in such table,  minus the sum of (x)
                   the aggregate of all amounts  previously deemed  distributed with respect to such interest and applied to reduce the
                   Uncertificated  Principal  Balance thereof pursuant to Section  10.04(a)(ii) and (y) the aggregate of all reductions in Certificate  Principal  Balance deemed to have occurred in connection  with Realized  Losses that were previously deemed allocated to the Uncertificated  Principal Balance of such Uncertificated  REMIC II Regular Interest pursuant to Section  10.04(d),  which equals the aggregate  principal  balance of the Classes of  Certificates  identified as related to such Uncertificated REMIC II Regular Interest in such table.

         2.        The  Uncertificated  Pass-Through  Rate for each  Uncertificated  REMIC II Regular Interest  identified in the table below shall be the per annum rate set specified in the definition thereof.

         3.        The Uncertificated  REMIC II Regular Interest  Distribution Amount for each Uncertificated REMIC II Regular Interest identified in the table below shall be, for any  Distribution  Date, the amount deemed  distributed  with respect to such  Uncertificated  REMIC II Regular  Interest on such  Distribution  Date  pursuant to the  provisions of Section
                   10.04(a).

                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                           Uncertificated REMIC II Regular Interest                       Related Classes of Certificates                     Initial Principal Balance
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A1/2-FLT                           A-1, A-17, A-19, A-21, A-23                                                      $175,000,000.00
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A1/2-INV                           A-2, A-18, A-20, A-22, A-24                                                       $21,000,000.00
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                          A1/2-IO-1                           A-1, A-17, A-19, A-22, A-23                                                                  (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                          A1/2-IO-2                           A-1, A-18, A-19, A-22, A-23                                                                  (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                          A1/2-IO-3                           A-2, A-18, A-19, A-22, A-23                                                                  (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                          A1/2-IO-4                           A-2, A-18, A-20, A-22, A-23                                                                  (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A3/4-FLT                           A-3, A-4, A-80, A-81, A-82, A-83, A-84, A-85, A-86,                               $60,000,000.00
                                                                              A-87, A-88, A-89, A-90, A-91
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                            A6-FIX                            A-6, A-99, A-100, A-101, A-102, A-103, A-105, A-106,                             $103,569,000.00
                                                                              A-107, A-108, A-109
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A6-IO-1                            A-6, A-92, A-100, A-101, A-102, A-103, A-104, A-106,                                         (1)
                                                                              A-107, A-108, A-109 A-110
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A6-IO-2                            A-6, A-92, A-101, A-102, A-103 A-104, A-107, A-108,                                          (1)
                                                                              A-109, A-110
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A6-IO-3                            A-6, A-92, A-102, A-103, A-104, A-108, A-109, A-110                                          (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A6-IO-4                            A-6, A-92,  A-103, A-104, A-109, A-110                                                       (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A6-IO-5                            A-6, A-92, A-104, A-110                                                                      (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                            A7-FLT                            A-7, A-25, A-26, A-27, A-28, A-29, A-35, A-37, A-39,                             $167,340,178.57
                                                                              A-41, A-93, A-111, A-112, A-113, A-114, A-115
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                            A7-INV                            A-7, A-25, A-26, A-27, A-28, A-29, A-36, A-38, A-40,                              $20,080,821.43
                                                                              A-42, A-93, A-111, A-112, A-113, A-114, A-115
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-1                            A-7, A-25, A-26, A-27, A-28, A-29, A-36, A-37, A-39,                                         (1)
                                                                              A-41, A-93, A-111, A-112, A-113, A-114, A-115
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-2                            A-7, A-25, A-26, A-27, A-28, A-29, A-36, A-38, A-39,                                         (1)
                                                                              A-41, A-93, A-111, A-112, A-113, A-114, A-115
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-3                            A-7, A-25, A-26, A-27, A-28, A-29, A-36, A-38, A-40,                                         (1)
                                                                              A-41, A-93, A-111, A-112, A-113, A-114, A-115
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-4                            A-7, A-26, A-27, A-28, A-29, A-30, A-35, A-37, A-39,                                         (1)
                                                                              A-41, A-93, A-112, A-113, A-114, A-115, A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-5                            A-7, A-26, A-27, A-28, A-29, A-30, A-36, A-37, A-39,                                         (1)
                                                                              A-41, A-93, A-112, A-113, A-114, A-115, A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-6                            A-7, A-26, A-27, A-28, A-29, A-30, A-36, A-38, A-39,                                         (1)
                                                                              A-41, A-93, A-112, A-113, A-114, A-115, A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-7                            A-7, A-26, A-27, A-28, A-29, A-30, A-36, A-38, A-40,                                         (1)
                                                                              A-41, A-93, A-112, A-113, A-114, A-115, A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-8                            A-7, A-26, A-27, A-28, A-29, A-30, A-36, A-38, A-40,                                         (1)
                                                                              A-42, A-93, A-112, A-113, A-114, A-115, A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-9                            A-7, A-27, A-28, A-29, A-30, A-35, A-37, A-39, A-41,                                         (1)
                                                                              A-93, A-113, A-114, A-115, A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-10                           A-7, A-27, A-28, A-29, A-30, A-36, A-37, A-39, A-41,                                         (1)
                                                                              A-93, A-113, A-114, A-115, A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-11                           A-7, A-27, A-28, A-29, A-30, A-36, A-38, A-39, A-41,                                         (1)
                                                                              A-93, A-113, A-114, A-115, A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-12                           A-7, A-27, A-28, A-29, A-30, A-36, A-38, A-40, A-41,                                         (1)
                                                                              A-93, A-113, A-114, A-115, A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-13                           A-7, A-27, A-28, A-29, A-30, A-36, A-38, A-40, A-42,                                         (1)
                                                                              A-93, A-113, A-114, A-115, A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-14                           A-7,  A-28, A-29, A-30, A-35, A-37, A-39, A-41, A-93,                                        (1)
                                                                              A-114, A-115, A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-15                           A-7, A-28, A-29, A-30, A-36, A-37, A-39, A-41, A-93,                                         (1)
                                                                              A-114, A-115, A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-16                           A-7, A-28, A-29, A-30, A-36, A-38, A-39, A-41, A-93,                                         (1)
                                                                              A-114, A-115, A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-17                           A-7, A-28, A-29, A-30, A-36, A-38, A-40, A-41, A-93,                                         (1)
                                                                              A-114, A-115, A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-18                           A-7, A-28, A-29, A-30, A-36, A-38, A-40, A-42, A-93,                                         (1)
                                                                              A-114, A-115, A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-19                           A-7, A-29, A-30, A-35, A-37, A-39, A-41, A-93, A-115,                                        (1)
                                                                              A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-20                           A-7, A-29, A-30, A-36, A-37, A-39, A-41, A-93, A-115,                                        (1)
                                                                              A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-21                           A-7, A-29, A-30, A-36, A-38, A-39, A-41, A-93, A-115,                                        (1)
                                                                              A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-22                           A-7, A-29, A-30, A-36, A-38, A-40, A-41, A-93, A-115,                                        (1)
                                                                              A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-23                           A-7, A-29, A-30, A-36, A-38, A-40, A-42, A-93, A-115,                                        (1)
                                                                              A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-24                           A-7, A-30, A-35, A-37, A-39, A-41, A-93, A-116                                               (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-25                           A-7, A-30, A-36, A-37, A-39, A-41, A-93, A-116                                               (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-26                           A-7, A-30, A-36, A-38, A-39, A-41, A-93, A-116                                               (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-27                           A-7, A-30, A-36, A-38, A-40, A-41, A-93, A-116                                               (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A7-IO-28                           A-7, A-30, A-36, A-38, A-40, A-42, A-93, A-116                                               (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                            A8-FLT                            A-8, A-60, A-61, A-62, A-63 A-64, A-66, A-68, A-70                                $34,265,178.57
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                            A8-INV                            A-8, A-60, A-61, A-62, A-63 A-64, A-67, A-69, A-71                                 $4,111,821.43
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-1                            A-8, A-60, A-61, A-62, A-63 A-64, A-67, A-68, , A-70                                         (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-2                            A-8, A-60, A-61, A-62, A-63 A-64, A-67, A-69, A-70                                           (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-3                            A-8, A-61, A-62, A-63, A-64, A-65, A-66 A-68, A-70                                           (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-4                            A-8, A-61, A-62, A-63, A-64, A-65, A-67, A-68, A-70                                          (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-5                            A-8, A-61, A-62, A-63, A-64, A-65, A-67, A-69, A-70                                          (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-6                            A-8, A-61, A-62, A-63, A-64, A-65, A-67, A-69, A-71                                          (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-7                            A-8, A-62, A-63, A-64, A-65, A-66 A-68, A-70                                                 (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-8                            A-8, A-62, A-63, A-64, A-65, A-67, A-68, A-70                                                (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-9                            A-8, A-62, A-63, A-64, A-65, A-67, A-69, A-70                                                (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-10                           A-8, A-62, A-63, A-64, A-65, A-67, A-69, A-71                                                (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-11                           A-8, A-63, A-64, A-65, A-66 A-68, A-70                                                       (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-12                           A-8, A-63, A-64, A-65, A-67, A-68, A-70                                                      (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-13                           A-8, A-63, A-64, A-65, A-67, A-69, A-70                                                      (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-14                           A-8, A-63, A-64, A-65, A-67, A-69, A-71                                                      (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-15                           A-8, A-64, A-65, A-66 A-68, A-70                                                             (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-16                           A-8, A-64, A-65, A-67, A-68, A-70                                                            (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-17                           A-8, A-64, A-65, A-67, A-69, A-70                                                            (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-18                           A-8, A-64, A-65, A-67, A-69 A-71                                                             (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-19                           A-8, A-65, A-66 A-68,  A-70                                                                  (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-20                           A-8, A-65, A-67, A-68,  A-70                                                                 (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-21                           A-8, A-65, A-67, A-69, A-70                                                                  (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A8-IO-22                           A-8, A-65, A-67, A-69, A-71                                                                  (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                            A9-FLT                            A-9, A-72, A-74, A-76, A-78                                                       $25,218,750.00
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                            A9-INV                            A-9, A-73, A-75, A-77, A-79                                                        $3,026,250.00
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A9-IO-1                            A-9, A-73, A-754, A-76, A-78                                                                 (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A9-IO-2                            A-9, A-73, A-75, A-76, A-78                                                                  (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A9-IO-3                            A-9, A-73, A-75, A-77, A-78                                                                  (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A10-FLT                            A-10, A-43, A-44, A-45, A-46, A-48, A-50, A-52                                    $50,424,107.14
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A10-INV                            A-10, A-43, A-44, A-45, A-46, A-49, A-51, A-53                                     $6,050,892.86
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A10-IO-1                           A-10, A-43, A-44, A-45, A-46, A-49, A-50, A-52                                               (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A10-IO-2                           A-10, A-43, A-44, A-45, A-46, A-49, A-51, A-52                                               (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A10-IO-3                           A-10, A-44, A-45, A-46, A-47, A-48, A-50, A-52                                               (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A10-IO-4                           A-10, A-44, A-45, A-46, A-47, A-49, A-50, A-52                                               (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A10-IO-5                           A-10, A-44, A-45, A-46, A-47, A-49, A-51, A-52                                               (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A10-IO-6                           A-10, A-44, A-45, A-46, A-47, A-49, A-51, A-53                                               (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A10-IO-7                           A-10, A-45, A-46, A-47, A-48, A-50, A-52                                                     (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A10-IO-8                           A-10, A-45, A-46, A-47, A-49, A-50, A-52                                                     (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A10-IO-9                           A-10, A-45, A-46, A-47, A-49, A-51, A-52                                                     (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                          A10-IO-10                           A-10, A-45, A-46, A-47, A-49, A-51, A-52, A-53                                               (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                          A10-IO-11                           A-10, A-46, A-47, A-48, A-50, A-52                                                           (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                          A10-IO-12                           A-10, A-46, A-47, A-49, A-50                                                                 (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                          A10-IO-13                           A-10, A-46, A-47, A-49, A-51, A-52                                                           (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                          A10-IO-14                           A-10, A-46, A-47, A-49, A-51, A-52, A-53                                                     (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                          A10-IO-15                           A-10, A-47, A-48, A-50, A-52                                                                 (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                          A10-IO-16                           A-10, A-47, A-49, A-50, A-52                                                                 (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                          A10-IO-17                           A-10, A-47, A-49, A-51, A-52                                                                 (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                          A10-IO-18                           A-10, A-47, A-49, A-51, A-53                                                                 (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                          A12/13-FLT                          A-12, A-54, A-56, A-58                                                            $52,229,464.00
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                          A12/13-INV                          A-13, A-55, A-57, A-59                                                             $6,267,536.00
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                         A12/13-IO-1                          A-12, A-55, A-56, A-58                                                                       (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                         A12/13-IO-2                          A-13, A-55, A-56, A-58                                                                       (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                         A12/13-IO-3                          A-13, A-55, A-57, A-58                                                                       (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A15-FIX                            A-15, A-92,  A-105, A-106, A-107, A-108, A-109                                     $7,200,000.00
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A15-IO-1                           A-15, A-92,  A-106, A-107, A-108, A-109 A-110                                                (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A15-IO-2                           A-15, A-92,  A-107, A-108, A-109, A-110                                                      (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A15-IO-3                           A-15, A-92, A-108, A-109, A-110                                                              (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A15-IO-4                           A-15, A-92, A-109, A-110                                                                     (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A15-IO-5                           A-15, A-92, A-110                                                                            (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A16-FIX                            A-16, A-31, A-32, A-33, A-93, A-111, A-112, A-113,                                $11,963,000.00
                                                                              A-114, A-115
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A16-IO-1                           A-16, A-32, A-33, A-34, A-93, A-112, A-113, A-114,                                           (1)
                                                                              A-115, A-116
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A16-IO-2                           A-16, A-32, A-33, A-34, A-93, A-113, A-114, A-115, A-116                                     (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A16-IO-3                           A-16, A-32, A-33, A-34, A-93, A-114, A-115, A-116                                            (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A16-IO-4                           A-16, A-33, A-34, A-93, A-115, A-116                                                         (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                           A16-IO-5                           A-16, A-34, A-93, A-116                                                                      (1)
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                             A-5                              A-5                                                                                   $25,000.00
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                             A-11                             A-11                                                                               $2,048,000.00
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                             A-14                             A-14                                                                                  $25,000.00
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                             M-1                              M-1                                                                               $26,269,900.00
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                             M-2                              M-2                                                                                $8,487,100.00
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                             M-3                              M-3                                                                                $6,870,600.00
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                             B-1                              B-1                                                                                $4,445,600.00
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                             B-2                              B-2                                                                                $3,637,400.00
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                             B-3                              B-3                                                                              $3,233,251.[__]
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------
                                             A-P                              A-P                                                                              $5,512,067.[__]
                  ----------------------------------------------------------- --------------------------------------------------------- ---------------------------------------

         (1) This Uncertificated  REMIC II Regular Interest will not have an Uncertificated  Principal Balance,  but will bear interest on its Notional Amount.

         Uncertificated  REMIC II Regular  Interests  Distribution  Amount:  With  respect  to any  Distribution  Date,  the sum of the amounts  deemed to be distributed  on the  Uncertificated  REMIC II Regular  Interests for such  Distribution  Date pursuant to Section
10.04(a).

         Underwriter:   Barclays Capital Inc.

         Underwriting  Agreement:  The underwriting  agreement,  dated as of April 25, 2007, among the Company, the Master Servicer and the Underwriter.

         WHFIT:  A "Widely Held Fixed  Investment  Trust" as that term is defined in Treasury  Regulations  section  1.671-5(b)(22)  or successor provisions.

         WHFIT Regulations:   Treasury Regulations section 1.671-5, as amended.

         WHMT: A "Widely Held  Mortgage  Trust" as that term is defined in Treasury  Regulations  section  1.671-5(b)(23)  or successor provisions.

Section  1.02     Use of Words and Phrases.

         "Herein," "hereby," "hereunder," "hereof,"  "hereinbefore,"  "hereinafter" and other equivalent words refer to the Pooling and
Servicing  Agreement as a whole. All references  herein to Articles,  Sections or Subsections  shall mean the  corresponding  Articles,
Sections and  Subsections in the Pooling and Servicing  Agreement.  The  definitions set forth herein include both the singular and the plural.

         References in the Pooling and Servicing  Agreement to "interest" on and  "principal"  of the Mortgage  Loans shall mean,  with respect to the Sharia Mortgage Loans, amounts in respect profit payments and acquisition payments, respectively.

         Section 1.03.     Determination of LIBOR.

         LIBOR  applicable to the calculation of the  Pass-Through  Rates on the Adjustable Rate  Certificates for any Interest Accrual
Period (other than the initial Interest Accrual Period) will be determined as described below:

         On each  Distribution  Date, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period,  will equal the rate for one month United States dollar  deposits  that appears on the Reuters  Screen  LIBOR01 Page (or such other page as may replace such page on that service for the purpose of displaying  London interbank  offered rates of major banks) as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the first day of such Interest  Accrual Period ("LIBOR Rate Adjustment  Date").  If such rate does not appear on such page (or such other page as may replace that page on that  service,  or if such  service is no longer  offered, any other  service for  displaying  LIBOR or  comparable  rates as may be selected by the Trustee  after  consultation  with the Master
Servicer),  the rate will be the Reference Bank Rate.  The "Reference  Bank Rate" will be determined on the basis of the rates at which deposits in U.S.  Dollars are offered by the reference  banks (which shall be any three major banks that are engaged in transactions in the London interbank  market,  selected by the Trustee after  consultation  with the Master Servicer) as of 11:00 a.m., London time, on the day that is one LIBOR Business Day prior to the  immediately  preceding  Distribution  Date to prime banks in the London  interbank market for a period of one month in amounts  approximately equal to the aggregate  Certificate Principal Balance of the Adjustable Rate
Certificates  then  outstanding.  The Trustee will request the  principal  London  office of each of the  reference  banks to provide a quotation of its rate. If at least two such  quotations are provided,  the rate will be the arithmetic  mean of the quotations  rounded up to the next  multiple  of  1/16%.  If on such date  fewer  than two  quotations  are  provided  as  requested,  the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City,  selected by the Trustee after  consultation  with the
Master  Servicer,  as of 11:00 a.m., New York City time, on such date for loans in U.S.  Dollars to leading European banks for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal Balance of the Adjustable Rate Certificates then outstanding.  If no such  quotations can be obtained,  the rate will be LIBOR for the prior  Distribution  Date, or, in the case of the first  LIBOR Rate  Adjustment  Date,  5.32% per annum;  provided,  however,  if,  under the  priorities  described  above,  LIBOR for a
Distribution Date would be based on LIBOR for the previous  Distribution Date for the third consecutive  Distribution Date, the Trustee shall,  after  consultation with the Master Servicer,  select an alternative  comparable index (over which the Trustee has no control), used for  determining  one-month  Eurodollar  lending rates that is  calculated  and  published  (or  otherwise  made  available) by an independent  party.  "LIBOR  Business  Day"  means  any day  other  than  (i) a  Saturday  or a Sunday  or (ii) a day on which  banking institutions in the city of London, England are required or authorized by law to be closed.

         The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Master Servicer's  subsequent  calculation of the Pass-Through  Rates  applicable to each of the Adjustable Rate  Certificates  for the relevant  Interest Accrual Period,  in the absence of manifest error, will be final and binding.

         Promptly  following  each LIBOR Rate  Adjustment  Date the Trustee  shall supply the Master  Servicer  with the results of its determination  of LIBOR on such date.  Furthermore,  the Trustee  will supply the  Pass-Through  Rates on each of the  Adjustable  Rate
Certificates for the current and the immediately  preceding  Interest Accrual Period via the Trustee's  internet website,  which may be obtained by telephoning the Trustee at (800) 735-7777.

ARTICLE II

                                                     CONVEYANCE OF MORTGAGE LOANS;

                                                   ORIGINAL ISSUANCE OF CERTIFICATES

Section  2.01     Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

Section  2.02     Acceptance by Trustee. (See Section 2.02 of the Standard Terms)

Section  2.03     Representations, Warranties and Covenants of the Master Servicer and the Company.

(a)      (See Section 2.03(a) of the Standard Terms)

         (b) The Company  hereby  represents and warrants to the Trustee for the benefit of  Certificateholders  that as of the Closing
Date (or, if otherwise specified below, as of the date so specified):

(i)      No Mortgage  Loan is 30 or more days  Delinquent  in payment of principal  and interest as of the Cut-off Date and no Mortgage
         Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii)     The  information  set forth in Exhibit One hereto with respect to each  Mortgage Loan or the Mortgage  Loans,  as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii)    The Mortgage Loans are  fully-amortizing  (subject to interest only periods,  if applicable),  fixed-rate  mortgage loans with level  Monthly  Payments due,  with respect to a majority of the Mortgage  Loans,  on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv)     To the best of the Company's  knowledge,  except in the case of 0.1% of the aggregate principal balance of the Mortgage Loans, if a Mortgage  Loan is secured by a Mortgaged  Property  with a  Loan-to-Value  Ratio at  origination  in excess of 80%,  such
         Mortgage Loan is the subject of a Primary  Insurance Policy that insures (a) at least 35% of the Stated  Principal  Balance of the Mortgage Loan at  origination if the  Loan-to-Value  Ratio is between  100.00% and 95.01%,  (b) at least 30% of the Stated
         Principal  Balance of the Mortgage Loan at origination if the Loan-to-Value  Ratio is between 95.00% and 90.01%,  (c) at least
         25% of such  balance  if the  Loan-to-Value  Ratio is between  90.00%  and 85.01% and (d) at least 12% of such  balance if the
         Loan-to-Value  Ratio is between  85.00% and  80.01%.  To the best of the  Company's  knowledge,  each such  Primary  Insurance
         Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v)      The issuers of the Primary Insurance Policies are insurance companies whose claims-paying  abilities are currently  acceptable to each Rating Agency;

(vi)     No more than 1.2% of the  Mortgage  Loans by  aggregate  Stated  Principal  Balance  as of the  Cut-off  Date are  secured  by
         Mortgaged  Properties  located  in any one zip code area in South  Carolina  and no more than  0.4% of the  Mortgage  Loans by aggregate  Stated  Principal  Balance as of the Cut-off Date are secured by Mortgaged  Properties  located in any one zip code area outside South Carolina;

(vii)    The improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program
         Guide,  including  flood  insurance if required  under the National  Flood  Insurance  Act of 1968,  as amended.  The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's  expense,  and on the Mortgagor's  failure to do so,  authorizes  the holder of the  Mortgage to obtain and maintain  such  insurance  at the  Mortgagor's  expense and to seek reimbursement therefor from the Mortgagor;

(viii)   Immediately  prior to the  assignment  of the Mortgage  Loans to the Trustee,  the Company had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance  or security  interest  (other than rights to servicing and related  compensation)  and such  assignment  validly  transfers  ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix)     No more than 46.48% of the  Mortgage  Loans by aggregate  Stated  Principal  Balance as of the Cut-off Date were  underwritten under a reduced loan  documentation  program,  no more than 15.35% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were  underwritten  under a no-stated income program,  and no more than 13.01% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program;

(x)      Except with  respect to no more than 20.07% of the  Mortgage  Loans by aggregate  Stated  Principal  Balance as of the Cut-off
         Date,  the  Mortgagor  represented  in its loan  application  with  respect to the related  Mortgage  Loan that the  Mortgaged
         Property would be owner-occupied;

(xi)     None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)    Each Mortgage Loan constitutes a qualified mortgage under Section  860G(a)(3)(A) of the Code and Treasury  Regulations Section
         1.860G-2(a)(1),  (2), (4), (5) and (6), without reliance on the provisions of Treasury  Regulation  Section  1.860G-2(a)(3) or
         Treasury  Regulation  Section  1.860G-2(f)(2)  or any other  provision  that would  allow a  Mortgage  Loan to be treated as a
         "qualified  mortgage"  notwithstanding its failure to meet the requirements of Section  860G(a)(3)(A) of the Code and Treasury
         Regulation Section 1.860G-2(a)(1), (2), (4), (5) and (6);

(xiii)   A policy of title  insurance  was  effective as of the closing of each  Mortgage  Loan and is valid and binding and remains in full force and effect,  unless the Mortgaged  Properties  are located in the State of Iowa and an attorney's  certificate  has been provided as described in the Program Guide;

(xiv)    No more than 0.03% of the Mortgage Loans are Cooperative Loans;

(xv)     With respect to each Mortgage Loan  originated  under a "streamlined"  Mortgage Loan program  (through which no new or updated appraisals  of  Mortgaged  Properties  are  obtained in  connection  with the  refinancing  thereof),  the related  Seller has represented  that either (a) the value of the related  Mortgaged  Property as of the date the Mortgage Loan was originated was not less than the  appraised  value of such property at the time of  origination  of the  refinanced  Mortgage Loan or (b) the
         Loan-to-Value  Ratio of the Mortgage Loan as of the date of  origination  of the Mortgage Loan  generally  meets the Company's underwriting guidelines;

(xvi)    Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii)   None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(xviii)  None of the  Mortgage  Loans  has been  made to an  International  Borrower,  and no such  Mortgagor  is a member of a foreign diplomatic mission with diplomatic rank;

(xix)    No Mortgage Loan provides for payments that are subject to reduction by  withholding  taxes levied by any foreign  (non-United
         States) sovereign government; and

(xx)     None of the Mortgage Loans is an Additional Collateral Loan and none of the Mortgage Loans is a Pledged Asset Loan.

It is understood and agreed that the  representations  and warranties set forth in this Section  2.03(b) shall survive  delivery of the respective Custodial Files to the Trustee or the Custodian.

         Upon  discovery  by any of the  Company,  the  Master  Servicer,  the  Trustee  or the  Custodian  of a  breach  of any of the representations  and  warranties  set forth in this  Section  2.03(b)  that  materially  and  adversely  affects the  interests  of the
Certificateholders  in any Mortgage Loan, the party  discovering such breach shall give prompt written notice to the other parties (the
Custodian being so obligated under a Custodial Agreement);  provided,  however, that in the event of a breach of the representation and warranty set forth in Section  2.03(b)(xii),  the party  discovering  such breach shall give such notice within five days of discovery.
Within 90 days of its  discovery  or its receipt of notice of breach,  the Company  shall  either (i) cure such breach in all  material respects or (ii) purchase  such  Mortgage  Loan from the Trust Fund at the Purchase  Price and in the manner set forth in Section 2.02;
provided that the Company shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs  within two years  following  the Closing  Date;  provided  that if the  omission or defect  would cause the
Mortgage Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code, any such cure or repurchase  must occur within 90 days from the date such breach was discovered.  Any such  substitution  shall be effected by the Company under the same terms and  conditions as provided in Section 2.04 for  substitutions  by  Residential  Funding.  It is  understood  and agreed that the obligation  of the  Company to cure such breach or to so purchase or  substitute  for any  Mortgage  Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the  Certificateholders  or the Trustee on behalf of the Certificateholders.

Section  2.04     Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms)

Section  2.05     Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in REMIC I Certificates.

         The Trustee  acknowledges  the  assignment to it of the Mortgage  Loans and the delivery of the Custodial  Files to it, or the
Custodian on its behalf,  subject to any  exceptions  noted,  together with the  assignment  to it of all other assets  included in the
Trust Fund and/or the  applicable  REMIC,  receipt of which is hereby  acknowledged.  Concurrently  with such  delivery and in exchange therefor,  the Trustee,  pursuant to the written request of the Company executed by an officer of the Company,  has executed and caused to be  authenticated  and delivered to or upon the order of the Company the Class R-I  Certificates in authorized  denominations  which together with the Uncertificated REMIC I Regular Interests, evidence the beneficial interest in REMIC I.

Section  2.06     Conveyance of Uncertificated REMIC I Regular Interests; Acceptance by the Trustee.

         The Company,  as of the Closing Date,  and  concurrently  with the execution and delivery  hereof,  does hereby assign without recourse all the right,  title and interest of the Company in and to the  Uncertificated  REMIC I Regular  Interests to the Trustee for
the benefit of the Holders of each Class of Certificates  (other than the Class R-I  Certificates  and the Class P  Certificates).  The
Trustee  acknowledges  receipt of the  Uncertificated  REMIC I Regular  Interests  and declares that it holds and will hold the same in trust for the  exclusive  use and  benefit of all present and future  Holders of each Class of  Certificates  (other than the Class R-I
Certificates  and the Class P  Certificates).  The  rights of the  Holders  of each  Class of  Certificates  (other  than the Class R-I
Certificates and the Class P Certificates) to receive  distributions from the proceeds of REMIC II in respect of such Classes,  and all ownership interests of the Holders of such Classes in such distributions, shall be as set forth in this Agreement.

Section  2.07     Issuance of Certificates Evidencing Interest in REMIC II.

         The Trustee  acknowledges the assignment to it of the  Uncertificated  REMIC I Regular Interests and,  concurrently  therewith and in exchange  therefor,  pursuant  to the written  request of the  Company  executed by an officer of the  Company,  the Trustee has executed and caused to be  authenticated  and delivered to or upon the order of the Company,  all Classes of  Certificates  (other than the Class R-I  Certificates  and the Class P  Certificates)  in authorized  denominations,  which  evidence the ownership in the entire
REMIC II.

Section  2.08     Purposes and Powers of the Trust.  (See Section 2.08 of the Standard Terms).

ARTICLE III

                                                     ADMINISTRATION AND SERVICING

                                                           OF MORTGAGE LOANS

Section  3.01     Master Servicer to Act as Servicer.  (See Section 3.01 of the Standard Terms)

Section  3.02     Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers'
Obligations.  (See Section 3.02 of the Standard Terms)

Section  3.03     Successor Subservicers.  (See Section 3.03 of the Standard Terms)

Section  3.04     Liability of the Master Servicer.  (See Section 3.04 of the Standard Terms)

Section  3.05     No Contractual Relationship Between Subservicer and
Trustee or Certificateholders.  (See Section 3.05 of the Standard Terms).

Section  3.06     Assumption or Termination of Subservicing Agreements by Trustee.  (See Section 3.06 of the Standard Terms).

Section  3.07     Collection of Certain Mortgage Loan Payments;
Deposits to Custodial Account.

         (a)      (See Section 3.07(a) of the Standard Terms)

         (b)      The Master  Servicer shall  establish and maintain a Custodial  Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis,  except as otherwise  specifically  provided  herein,  the following  payments and  collections remitted by  Subservicers  or received by it in respect of the Mortgage Loans  subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                  (i)      All payments on account of principal,  including  Principal  Prepayments  made by Mortgagors on the Mortgage
         Loans and the  principal  component of any  Subservicer  Advance or of any REO  Proceeds  received in  connection  with an REO
         Property for which an REO Disposition has occurred;

                  (ii)     All payments on account of interest at the Adjusted  Mortgage Rate on the Mortgage Loans,  including Buydown
         Funds,  if any, and the interest  component of any Subservicer  Advance or of any REO Proceeds  received in connection with an
         REO Property for which an REO Disposition has occurred;

                  (iii)    Insurance  Proceeds,  Subsequent  Recoveries and  Liquidation  Proceeds (net of any related  expenses of the
         Subservicer);

                  (iv)     All proceeds of any  Mortgage  Loans  purchased  pursuant to Section  2.02,  2.03,  2.04 or 4.07  (including amounts received from Residential  Funding pursuant to the last paragraph of Section 4 of the Assignment  Agreement in respect of any liability,  penalty or expense that resulted from a breach of the Compliance With Laws  Representation  and all amounts required to be deposited in  connection  with the  substitution  of a Qualified  Substitute  Mortgage Loan pursuant to Section
         2.03 or 2.04;

                  (v)      Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

                  (vi)     All amounts  transferred  from the Certificate  Account to the Custodial  Account in accordance with Section
         4.02(a);

                  (vii)    Any amounts  realized by the  Subservicer  and received by the Master  Servicer in respect of any Additional
         Collateral;

                  (viii)   Any amounts received by the Master Servicer in respect of Pledged Assets; and

         The foregoing  requirements  for deposit in the Custodial  Account shall be exclusive,  it being  understood  and agreed that, without  limiting the generality of the foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting of payments in respect of principal and interest on the Mortgage  Loans due on or before the Cut-off Date) and payments or  collections in the nature of late payment charges or assumption  fees may but need not be deposited by the Master  Servicer in the Custodial  Account.
In the event any amount not required to be deposited in the  Custodial  Account is so  deposited,  the Master  Servicer may at any time withdraw  such amount from the  Custodial  Account,  any  provision  herein to the contrary  notwithstanding.  Amounts  received by the
Master Servicer in connection with Prepayment  Charges on the Prepayment  Charge Loans shall be remitted by the Master  Servicer,  upon receipt  thereof,  to the Trustee and shall be deposited by the Trustee,  upon the receipt  thereof and written  direction with respect thereto,  into the Class P Reserve  Account.  The  Custodial  Account may contain  funds that belong to one or more trust funds created for mortgage  pass-through  certificates of other series and may contain other funds respecting payments on Mortgage Loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding  such  commingling of funds,  the Master
Servicer shall keep records that  accurately  reflect the funds on deposit in the Custodial  Account that have been identified by it as being attributable to the Mortgage Loans.

         With respect to Insurance Proceeds,  Liquidation Proceeds,  REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03, 2.04 and 4.07 received in any calendar month,  the Master Servicer may elect to treat such amounts as included in the Available  Distribution  Amount for the  Distribution  Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be deemed to have been  received  (and any related  Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

         (c)               (See Section 3.07(c) of the Standard Terms)

         (d)               (See Section 3.07(d) of the Standard Terms)

         (e)      Notwithstanding  Section  3.07(a),  The  Master  Servicer  shall not waive (or  permit a  Subservicer  to waive)  any
Prepayment Charge unless: (i) the enforceability thereof shall have been limited by bankruptcy,  insolvency,  moratorium,  receivership and other similar laws  relating to creditors'  rights  generally,  (ii) the  enforcement  thereof is illegal,  or any local,  state or federal agency has threatened  legal action if the prepayment  penalty is enforced,  (iii) the  collectability  thereof shall have been limited due to  acceleration  in  connection  with a  foreclosure  or other  involuntary  payment or (iv) such  waiver is standard  and customary  in  servicing  similar  Mortgage  Loans and  relates to a default or a  reasonably  foreseeable  default  and would,  in the reasonable  judgment of the Master  Servicer,  maximize  recovery of total  proceeds  taking into account the value of such  Prepayment
Charge  and the  related  Mortgage  Loan.  In no event  will the  Master  Servicer  waive a  Prepayment  Charge  in  connection  with a refinancing  of a Mortgage  Loan that is not  related to a default or a  reasonably  foreseeable  default.  If a  Prepayment  Charge is waived,  but does not meet the  standards  described  above,  then the Master  Servicer is required to deposit into the Class P Reserve
Account the amount of such waived  Prepayment  Charge at the time that the amount  prepaid on the related  Mortgage Loan is required to be deposited  into the Custodial  Account.  Notwithstanding  any other  provisions of this  Agreement,  any payments made by the Master
Servicer in respect of any waived  Prepayment  Charges  pursuant to this  Section  shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

Section  3.08     Subservicing Accounts; Servicing Accounts.  (See Section 3.08 of the Standard Terms)

Section  3.09     Access to Certain Documentation and Information Regarding the Mortgage Loans.  (See Section 3.08 of the Standard
Terms)

                  Section  3.10.    Permitted Withdrawals from the Custodial Account.   (See Section 3.10 of the Standard Terms)

                  Section  3.11.    Maintenance of the Primary Insurance  Policies;  Collections  Thereunder.  (See Section 3.11 of the
Standard Terms)

                  Section  3.12.    Maintenance  of Fire  Insurance  and  Omissions  and  Fidelity  Coverage.  (See Section 3.12 of the
Standard Terms)

                  Section  3.13.    Enforcement of Due-on-Sale Clauses; Assumption and  Modification Agreements; Certain Assignments.
(See Section 3.13 of the Standard Terms)

                  Section  3.14.    Realization Upon Defaulted Mortgage Loans. (See Section 3.14 of the Standard Terms)

                  Section  3.15.    Trustee to Cooperate; Release of Mortgage Files.  (See Section 3.15 of the Standard Terms)

                  Section  3.16.    Servicing and Other Compensation; Compensating Interest.

                  (a)      (See Section 3.16(a) of the Standard Terms)

                  (b)      Additional  servicing  compensation in the form of assumption fees, late payment charges,  investment income on amounts in the Custodial Account or the Certificate  Account or otherwise (but not including  Prepayment  Charges) shall be retained by the Master  Servicer or the  Subservicer to the extent provided  herein,  subject to clause (e) below.  Prepayment
         Charges  shall be deposited  into the Class P Reserve  Account and shall be paid on each  Distribution  Date to the Holders of the Class P Certificates.

                  (c)      (See Section 3.16(c) of the Standard Terms)

                  (d)      (See Section 3.16(d) of the Standard Terms)

                  (e)      (See Section 3.16(e) of the Standard Terms)

                  Section  3.17.    Reports to the Trustee and the Company.     (See Section 3.17 of the Standard Terms)

                  Section  3.18.    Annual Statement as to Compliance. (See Section 3.18 of the Standard Terms)

                  Section  3.19.    Annual Independent Public Accountants' Servicing Report.     (See Section 3.19 of the Standard
Terms)

                  Section  3.20.    Rights of the Company in Respect of the Master Servicer.     (See Section 3.20 of the Standard
Terms)

                  Section  3.21.    Administration of Buydown Funds.   (See Section 3.21 of the Standard Terms)

                  Section  3.22     Advance Facility. (See Section 3.22 of the Standard Terms)

ARTICLE IV

                                                    PAYMENTS TO CERTIFICATEHOLDERS

Section  4.01     Certificate Account.  (See Section 4.01 of the Standard Terms)

Section  4.02     Distributions.

                 (a)       On each  Distribution  Date the Master  Servicer on behalf of the Trustee (or the Paying Agent  appointed by the Trustee) shall  distribute to the Master Servicer,  in the case of a distribution  pursuant to Section  4.02(a)(iii)  below, and to each  Certificateholder  of record on the next  preceding  Record Date (other than as provided in Section  9.01 of the  Standard  Terms respecting  the final  distribution)  either in  immediately  available  funds (by wire  transfer or  otherwise) to the account of such
Certificateholder  at a bank or other entity having appropriate  facilities  therefor,  if such  Certificateholder  has so notified the
Master Servicer or the Paying Agent, as the case may be, or, if such  Certificateholder  has not so notified the Master Servicer or the
Paying Agent by the Record Date, by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate
Register such  Certificateholder's  share (which share (A) with respect to each Class of  Certificates  (other than any Subclass of the
Class A-V  Certificates),  shall be based on the aggregate of the Percentage  Interests  represented by  Certificates of the applicable
Class held by such  Holder or (B) with  respect to any  Subclass of the Class A-V  Certificates,  shall be equal to the amount (if any)
distributed  pursuant to Section  4.02(a)(i)  below to each Holder of a Subclass  thereof) of the following  amounts,  in the following order of  priority  (subject  to the  provisions  of Section  4.02(b),  (c) and (e) below in each case to the  extent of the  Available
Distribution  Amount, and further subject to the provisions of Section  4.02(a)(ii)(X) below with respect to Prepayment Charges, to the extent of Prepayment Charges on deposit in the Class P Reserve Account):

                           (i)      to the Senior  Certificates  (other than the Class A-P  Certificates and the Class P Certificates),
         on a pro rata basis based on Accrued  Certificate  Interest  payable on such  Certificates  with respect to such  Distribution
         Date,  Accrued  Certificate  Interest on such Classes of Certificates  (or  Subclasses,  if any, with respect to the Class A-V
         Certificates) for such  Distribution  Date, plus any Accrued  Certificate  Interest thereon remaining unpaid from any previous
         Distribution Date, except as provided in the last paragraph of this Section 4.02(a); and

                           (ii)     (W)     to the Class A-P  Certificates,  the Class A-P Principal  Distribution  Amount  (applied to reduce the Certificate Principal Balance of such Senior Certificates);

                           (X)      to the Class P Certificates, the Prepayment Charges on deposit in the Class P Reserve Account;

                           (Y)      to the Class A-3, Class A-4, Class A-9, Class A-12 and Class A-13  Certificates,  in the priorities and amounts set forth in Section 4.02(b)(ii) and Section 4.02(b)(iii), the related Accrual Distribution Amounts; and

                           (Z)      to the Senior  Certificates  (other than the Class A-P, Class A-34,  Class A-47,  Class A-65, Class
         A-98,  Class A-104,  Class 110,  Class 116 and Class A-V  Certificates),  in the  priorities  and amounts set forth in Section
         4.02(b) and (c), the sum of the following (applied to reduce the Certificate  Principal Balances of such Senior  Certificates, as applicable):

(A)      the Senior Percentage for such Distribution Date times the sum of the following:

(1)      the  principal  portion of each Monthly  Payment due during the related Due Period on each  Outstanding  Mortgage  Loan (other than the related  Discount  Fraction of the  principal  portion of such  payment  with respect to a Discount
                           Mortgage Loan),  whether or not received on or prior to the related  Determination Date, minus the principal portion of any Debt Service  Reduction (other than the related Discount Fraction of the principal portion of such Debt  Service  Reductions  with  respect to each  Discount  Mortgage  Loan) which  together  with other
                           Bankruptcy Losses exceeds the Bankruptcy Amount;

(2)      the Stated Principal Balance of any Mortgage Loan repurchased  during the preceding  calendar month (or deemed to have been so repurchased in accordance with Section  3.07(b) of the Standard Terms) pursuant to Section 2.02,  2.03, 2.04 or 4.07  and the  amount  of any  shortfall  deposited  in the  Custodial  Account  in  connection  with the substitution  of a Deleted  Mortgage  Loan  pursuant to Section 2.03 or 2.04 during the  preceding  calendar month (other than the related Discount  Fraction of such Stated Principal  Balance or shortfall with respect to each Discount Mortgage Loan); and

(3)      the principal  portion of all other  unscheduled  collections  (other than Principal  Prepayments in Full and Curtailments and amounts  received in connection  with a Cash  Liquidation or REO Disposition of a Mortgage Loan described in
                           Section  4.02(a)(ii)(Y)(B)  of this Series  Supplement,  including without  limitation  Insurance  Proceeds,
                           Liquidation  Proceeds and REO Proceeds),  including  Subsequent  Recoveries,  received  during the preceding calendar  month (or deemed to have been so received  in  accordance  with  Section  3.07(b) of the  Standard
                           Terms) to the extent applied by the Master Servicer as recoveries of principal of the related  Mortgage Loan pursuant to Section 3.14 of the Standard  Terms (other than the related  Discount  Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

(B)      with respect to each Mortgage Loan for which a Cash  Liquidation or a REO Disposition  occurred during the preceding  calendar month (or was deemed to have occurred  during such period in accordance  with Section  3.07(b) of the Standard Terms)
                  and did not  result  in any  Excess  Special  Hazard  Losses,  Excess  Fraud  Losses,  Excess  Bankruptcy  Losses  or
                  Extraordinary  Losses,  an amount equal to the lesser of (a) the Senior  Percentage for such  Distribution Date times the Stated  Principal  Balance of such  Mortgage  Loan  (other  than the  related  Discount  Fraction  of such Stated
                  Principal  Balance,  with  respect  to each  Discount  Mortgage  Loan) and (b) the  Senior  Accelerated  Distribution
                  Percentage  for such  Distribution  Date times the related  unscheduled  collections  (including  without  limitation
                  Insurance  Proceeds,  Liquidation  Proceeds  and REO  Proceeds)  to the  extent  applied by the  Master  Servicer  as recoveries of principal of the related  Mortgage  Loan  pursuant to Section 3.14 of the Standard  Terms (in each case other than the portion of such unscheduled collections,  with respect to a Discount Mortgage Loan, included in clause
                  (C) of the definition of Class A-P Principal Distribution Amount);

                  (C)      the Senior  Accelerated  Distribution  Percentage  for such  Distribution  Date times the  aggregate  of all
         Principal  Prepayments in Full received in the related  Prepayment Period and Curtailments  received in the preceding calendar month (other than the related Discount Fraction of such Principal  Prepayments in Full and Curtailments,  with respect to each
         Discount Mortgage Loan);

                  (D)      any Excess Subordinate Principal Amount for such Distribution Date; and

                  (E)      any  amounts  described  in  subsection  (ii)(Y),  clauses  (A),  (B) and (C) of this  Section  4.02(a),  as determined  for any previous  Distribution  Date,  which remain unpaid after  application  of amounts  previously  distributed pursuant  to this  clause  (E) to the extent  that such  amounts  are not  attributable  to  Realized  Losses  which have been allocated to the Subordinate Certificates; minus

                  (F)      the  Capitalization  Reimbursement  Amount  for such  Distribution  Date,  other than the  related  Discount
         Fraction of any portion of that amount  related to each Discount  Mortgage  Loan,  multiplied by a fraction,  the numerator of which is the Senior Principal  Distribution Amount,  without giving effect to this clause (F), and the denominator of which is the sum of the principal  distribution amounts for all Classes of Certificates other than the Class A-P Certificates,  without giving effect to any reductions for the Capitalization Reimbursement Amount;

                  (iii)    if the Certificate Principal Balances of the Subordinate  Certificates have not been reduced to zero, to the
         Master Servicer or a Sub-Servicer,  by remitting for deposit to the Custodial  Account,  to the extent of and in reimbursement for any Advances or  Sub-Servicer  Advances  previously  made with respect to any Mortgage  Loan or REO Property  which remain unreimbursed  in whole or in part  following the Cash  Liquidation  or REO  Disposition of such Mortgage Loan or REO Property, minus any such Advances  that were made with respect to  delinquencies  that  ultimately  constituted  Excess  Special  Hazard
         Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

                  (iv)     to  the  Holders  of the  Class  M-1  Certificates,  the  Accrued  Certificate  Interest  thereon  for  such
         Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous  Distribution  Date, except as provided below;

                  (v)      to the Holders of the Class M-1 Certificates,  an amount equal to (x) the Subordinate Principal Distribution
         Amount  for such  Class of  Certificates  for such  Distribution  Date,  minus (y) the  amount  of any  Class  A-P  Collection
         Shortfalls for such  Distribution  Date or remaining  unpaid for all previous  Distribution  Dates,  to the extent the amounts available pursuant to clause (x) of Sections  4.02(a)(vii),  (ix), (xi), (xiii),  (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

                  (vi)     to  the  Holders  of the  Class  M-2  Certificates,  the  Accrued  Certificate  Interest  thereon  for  such
         Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous  Distribution  Date, except as provided below;

                  (vii)    to the Holders of the Class M-2 Certificates,  an amount equal to (x) the Subordinate Principal Distribution
         Amount  for such  Class of  Certificates  for such  Distribution  Date,  minus (y) the  amount  of any  Class  A-P  Collection
         Shortfalls for such  Distribution  Date or remaining  unpaid for all previous  Distribution  Dates,  to the extent the amounts available pursuant to clause (x) of Sections 4.02(a) (ix), (xi),  (xiii),  (xiv) and (xv) are insufficient  therefor,  applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

                  (viii)   to  the  Holders  of the  Class  M-3  Certificates,  the  Accrued  Certificate  Interest  thereon  for  such
         Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous  Distribution  Date, except as provided below;

                  (ix)     to the Holders of the Class M-3 Certificates,  an amount equal to (x) the Subordinate Principal Distribution
         Amount for such Class of Certificates for such Distribution  Date minus (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution  Date or remaining  unpaid for all previous  Distribution  Dates,  to the extent the amounts  available pursuant to clause (x) of Sections  4.02(a)(xi),  (xiii),  (xiv) and (xv) are insufficient  therefor,  applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

                  (x)      to  the  Holders  of the  Class  B-1  Certificates,  the  Accrued  Certificate  Interest  thereon  for  such
         Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous  Distribution  Date, except as provided below;

                  (xi)     to the Holders of the Class B-1 Certificates,  an amount equal to (x) the Subordinate Principal Distribution
         Amount for such Class of Certificates for such Distribution  Date minus (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution  Date or remaining  unpaid for all previous  Distribution  Dates,  to the extent the amounts  available pursuant to clause (x) of Sections  4.02(a)(xiii),  (xiv) and (xv) are  insufficient  therefor,  applied in  reduction  of the
         Certificate Principal Balance of the Class B-1 Certificates;

                  (xii)    to  the  Holders  of the  Class  B-2  Certificates,  the  Accrued  Certificate  Interest  thereon  for  such
         Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any previous  Distribution  Date, except as provided below;

                  (xiii)   to the Holders of the Class B-2 Certificates,  an amount equal to (x) the Subordinate Principal Distribution
         Amount for such Class of Certificates for such Distribution  Date minus (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution  Date or remaining  unpaid for all previous  Distribution  Dates,  to the extent the amounts  available pursuant to clause (x) of Sections  4.02(a)(xiv) and (xv) are insufficient  therefor,  applied in reduction of the Certificate
         Principal Balance of the Class B-2 Certificates;

                  (xiv)    to the  Holders of the Class B-3  Certificates,  an amount  equal to (x) the  Accrued  Certificate  Interest thereon  for such  Distribution  Date,  plus any Accrued  Certificate  Interest  thereon  remaining  unpaid from any  previous
         Distribution  Date,  except  as  provided  below,  minus  (y) the  amount of any  Class  A-P  Collection  Shortfalls  for such
         Distribution Date or remaining unpaid for all previous  Distribution  Dates, to the extent the amounts  available  pursuant to clause (x) of Section 4.02(a)(xv) are insufficient therefor;

                  (xv)     to the Holders of the Class B-3 Certificates,  an amount equal to (x) the Subordinate Principal Distribution
         Amount for such Class of Certificates for such Distribution  Date minus (y) the amount of any Class A-P Collection  Shortfalls for such  Distribution  Date or remaining unpaid for all previous  Distribution  Dates applied in reduction of the Certificate
         Principal Balance of the Class B-3 Certificates;

                  (xvi)    to the Senior Certificates,  on a pro rata basis in accordance with their respective outstanding Certificate
         Principal  Balances,  the portion, if any, of the Available  Distribution  Amount remaining after the foregoing  distributions applied to reduce the Certificate  Principal Balances of such Senior Certificates,  but in no event more than the aggregate of the outstanding  Certificate  Principal Balances of each such Class of Senior Certificates,  and thereafter,  to each Class of
         Subordinate  Certificates then outstanding  beginning with such Class with the Highest Priority,  any portion of the Available
         Distribution  Amount remaining after the Senior  Certificates have been retired,  applied to reduce the Certificate  Principal
         Balance of each such  Class of  Subordinate  Certificates,  but in no event more than the  outstanding  Certificate  Principal
         Balance of each such Class of Subordinate Certificates; and

                  (xvii)   to the Class R-I Certificates, the balance, if any, of the Available Distribution Amount.

         Notwithstanding  the foregoing,  on any Distribution Date, with respect to the Class of Subordinate  Certificates  outstanding on such  Distribution  Date with the Lowest  Priority,  or in the event the Subordinate  Certificates  are no longer  outstanding,  the
Senior Certificates,  Accrued Certificate  Interest thereon remaining unpaid from any previous  Distribution Date will be distributable only to the extent that (1) a shortfall  in the amounts  available  to pay Accrued  Certificate  Interest on any Class of  Certificates
results from an interest rate reduction in connection with a Servicing  Modification,  or (2) such unpaid Accrued Certificate  Interest was  attributable  to  interest  shortfalls  relating  to the  failure of the Master  Servicer  to make any  required  Advance,  or the determination by the Master Servicer that any proposed  Advance would be a Nonrecoverable  Advance with respect to the related Mortgage
Loan where such  Mortgage  Loan has not yet been the  subject of a Cash  Liquidation  or REO  Disposition  or the  related  Liquidation
Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

                  (b)      Distributions of principal on the Senior Certificates on each Distribution Date will be made as follows:

                  (i)      the Class A-P Principal  Distribution  Amount shall be distributed to the Class A-P Certificates,  until the
Certificate Principal Balance of the Class A-P Certificates has been reduced to zero;

                  (ii)     an  amount  equal to the  Class  A-5  Accrual  Distribution  Amount  shall be  distributed  to the Class A-9
Certificates  until the  Certificate  Principal  Balance thereof has been reduced to zero, and then to the Class A-3  Certificates  and
Class A-4 Certificates  concurrently,  on a pro rata basis in accordance with their respective  Certificate  Principal Balances,  until the Certificate Principal Balances thereof have been reduced to zero;

                  (iii)    an amount  equal to the Class  A-14  Accrual  Distribution  Amount  shall be  distributed  to the Class A-12
Certificates and Class A-13 Certificates,  concurrently,  on a pro rata basis in accordance with their respective Certificate Principal
Balances, until the Certificate Principal Balances thereof have been reduced to zero;

                  (iv)     the Senior Principal Distribution Amount shall be distributed in the following manner and priority:
(A)        first, to the Class R-I  Certificates and Class R-II  Certificates,  on a pro rata basis in accordance with their respective
              Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero;

(B)        second, to the Class P Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(C)        third,  the balance of the Senior Principal  Distribution  Amount remaining after the  distributions,  if any,  described in clause (b)(iv)(B) above shall be distributed concurrently as follows:

(a)      26.1387353386% of such amount to the Class A-1 Certificates and Class A-2 Certificates on a pro rata basis, in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero; and

(b)      73.8612646614% of such amount in the following manner and priority:

(1)      first, to the Class A-6 Certificates and Class A-15 Certificates, concurrently on a pro rata basis, in accordance with their respective Certificate Principal Balances, an amount equal to the Lockout Amount on that
                                   Distribution Date, until the Certificate Principal Balances thereof have been reduced to zero;

(2)      second, any remaining amount up to $1,000 on each Distribution Date shall be distributed concurrently as follows:

a.       51.9701098107% of such amount shall be distributed in the following manner and priority:

1)       first, to the Class A-8 Certificates until the Certificate Principal Balance thereof has been reduced to the Targeted
                                                    Principal Balance for that Distribution Date;

2)       second, to the Class A-9 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

3)       third, to the Class A-3 Certificates and Class A-4 Certificates on a pro rata basis, in accordance with their respective
                                                    Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero;

4)       fourth, to the Class A-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

5)       fifth, to the Class A-8 Certificates, without regard to its Targeted Principal Balance for such Distribution Date, until the
                                                    Certificate Principal Balance thereof has been reduced to zero; and

b.       48.0298901893% of such amount shall be distributed in the following manner and priority:

1)       first, to the Class A-10 Certificates and Class A-11 Certificates on a pro rata basis until the Certificate Principal
                                                    Balances thereof have been reduced to zero;

2)       second, to the Class A-12 Certificates and Class A-13 Certificates on a pro rata basis, in accordance with their respective
                                                    Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero; and

3)       third, to the Class A-14 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(3)      third, an amount up to $2,363,550 for each Distribution Date to the Class A-7 Certificates and Class A-16 Certificates, on a
                                   pro rata basis in accordance with their respective Certificate Principal Balances, until the
                                   Certificate Principal Balances thereof have been reduced to zero;

(4)      fourth, the balance of such amount shall be distributed concurrently as follows:

a.        51.9701098107% of such amount shall be distributed in the following manner and priority:

1)       first, to the Class A-8 Certificates until the Certificate Principal Balance thereof has been reduced to the Targeted
                                                    Principal Balance for that Distribution Date;

2)       second, to the Class A-9 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

3)       third, to the Class A-3 Certificates and Class A-4 Certificates on a pro rata basis, in accordance with their respective
                                                    Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero;

4)       fourth, to the Class A-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

5)       fifth, to the Class A-8 Certificates, without regard to its Targeted Principal Balance for such Distribution Date, until the
                                                    Certificate Principal Balance thereof has been reduced to zero; and

b.       48.0298901893% of such amount shall be distributed in the following manner and priority:

1)       first, an amount up to $987,560 for each Distribution Date to the Class A-10 Certificates and Class A-11 Certificates on a
                                                    pro rata basis until the respective Certificate Principal Balances thereof have been reduced to zero;

2)       second, to the Class A-12 Certificates and Class A-13 Certificates on a pro rata basis, in accordance with their respective
                                                    Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero;

3)       third, to the Class A-14 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

4)       fourth, to the Class A-10 Certificates and Class A-11 Certificates on a pro rata basis, in accordance with their respective
                                                    Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero; and

(5)      fifth, to the Class A-7 Certificates and Class A-16 Certificates on a pro rata basis, in accordance with their respective
                                   Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero; and

(6)      sixth,, to the Class A-6 Certificates and Class A-15 Certificates on a pro rata basis in accordance with their respective
                                   Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero.

                  (c)      Notwithstanding  Section  4.02(b),  on or after the  occurrence of the Credit  Support  Depletion  Date, all priorities  relating to  distributions  as described in clause (b) above relating to principal  among the Senior  Certificates  will be disregarded.  Instead,  an  amount  equal to the  Class  A-P  Principal  Distribution  Amount  will be  distributed  to the  Class  A-P
Certificates,  and then the Senior Principal Distribution Amount will be distributed to the Senior Certificates  remaining,  other than the Class A-P Certificates, pro rata in accordance with their respective outstanding Certificate Principal Balances.

                  (d)      After reduction of the Certificate  Principal Balances of the Senior Certificates,  other than the Class A-P
Certificates,  to zero but prior to the Credit Support Depletion Date, the Senior Certificates,  other than the Class A-P Certificates, will be entitled to no further  distributions of principal and the Available  Distribution Amount will be paid solely to the Holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

                  (e)      In addition to the foregoing distributions,  with respect to any Subsequent Recoveries,  the Master Servicer shall deposit such funds into the Custodial  Account  pursuant to Section  3.07(b)(iii) of the Standard Terms.  If, after taking into account such  Subsequent  Recoveries,  the amount of a Realized Loss is reduced,  the amount of such  Subsequent  Recoveries  will be applied to increase the Certificate  Principal Balance of the Class of Subordinate  Certificates with a Certificate Principal Balance greater than zero with the highest payment  priority to which Realized  Losses,  other than Excess  Bankruptcy  Losses,  Excess Fraud
  Losses,  Excess Special Hazard Losses and  Extraordinary  Losses,  have been  allocated,  but not by more than the amount of Realized
  Losses  previously  allocated  to that Class of  Certificates  pursuant  to Section  4.05.  The  amount of any  remaining  Subsequent
  Recoveries will be applied to increase from zero the Certificate  Principal  Balance of the Class of Certificates with the next lower payment priority,  up to the amount of Realized Losses previously  allocated to that Class of Certificates  pursuant to Section 4.05.
  Any remaining Subsequent  Recoveries will in turn be applied to increase from zero the Certificate  Principal Balance of the Class of
  Certificates  with the next lower  payment  priority  up to the  amount of  Realized  Losses  previously  allocated  to that Class of
  Certificates  pursuant to Section 4.05,  and so on.  Holders of such  Certificates  will not be entitled to any payment in respect of
  Accrued  Certificate  Interest on the amount of such increases for any Interest  Accrual Period preceding the Interest Accrual Period that  relates  to the  Distribution  Date on which such  increase  occurs.  Any such  increases  shall be applied to the  Certificate
  Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

                  (f)      Each  distribution  with  respect to a Book-Entry  Certificate  shall be paid to the  Depository,  as Holder thereof,  and the  Depository  shall be solely  responsible  for  crediting  the amount of such  distribution  to the accounts of its
  Depository  Participants in accordance with its normal  procedures.  Each Depository  Participant shall be responsible for disbursing such  distribution  to the  Certificate  Owners that it represents  and to each indirect  participating  brokerage firm (a "brokerage firm") for which it acts as agent.  Each brokerage firm shall be responsible for disbursing  funds to the Certificate  Owners that it represents.  None of the  Trustee,  the  Certificate  Registrar,  the Company or the Master  Servicer  shall have any  responsibility therefor.

                  (g)      Except as otherwise provided in Section 9.01 of the Standard Terms, if the Master Servicer  anticipates that a final  distribution with respect to any Class of Certificates will be made on the next Distribution  Date, the Master Servicer shall, no later than the Determination Date in the month of such final  distribution,  notify the Trustee and the Trustee shall, no later than two (2) Business Days after such  Determination  Date,  mail on such date to each Holder of such Class of  Certificates a notice to the effect that: (i) the Trustee  anticipates that the final  distribution  with respect to such Class of Certificates will be made on such
Distribution  Date but only upon  presentation  and  surrender  of such  Certificates  at the  office of the  Trustee  or as  otherwise specified  therein,  and (ii) no interest  shall accrue on such  Certificates  from and after the end of the related  Interest  Accrual
Period.  In the event that  Certificateholders  required to surrender  their  Certificates  pursuant to Section 9.01(c) of the Standard
Terms do not surrender their  Certificates for final  cancellation,  the Trustee shall cause funds  distributable  with respect to such
Certificates  to be  withdrawn  from the  Certificate  Account  and  credited  to a separate  escrow  account  for the  benefit of such
Certificateholders as provided in Section 9.01(d) of the Standard Terms.

                  (h)      On each Distribution  Date preceding the related  Accretion  Termination Date, an amount equal to the amount of Accrued  Certificate  Interest on the Class A-5 Certificates for that date which will be added to the Certificate  Principal Balance of the Class A-5  Certificates  and  distributed  pursuant to Section  4.02(b)(ii)  to the Holders of the  related  Accretion  Directed
Certificates as principal in reduction of the Certificate  Principal  Balances of the related  Accretion  Directed  Certificates.   Any
distributions of the Class A-5 Accrual  Distribution Amount to the related Accretion Directed  Certificates will reduce the Certificate
Principal  Balances of the  related  Accretion  Directed  Certificates  by that  amount.   The amount that is added to the  Certificate
Principal  Balance of the Class A-5 Certificates  will accrue interest at a rate of 6.25% per annum.  On each  Distribution  Date on or after the related  Accretion  Termination  Date, the entire Accrued  Certificate  Interest on the Class A-5  Certificates for that date will be payable to the  Holders of the Class A-5  Certificates,  as  interest,  to the extent not  required  to be paid to the  related
Accretion  Directed  Certificates  in order to fully  reduce the  aggregate  Certificate  Principal  Balance of the  related  Accretion
Directed  Certificates to zero on the Accretion  Termination Date;  provided,  however,  that if the Accretion  Termination Date is the
Credit  Support  Depletion  Date,  the entire  Class A-5 Accrual  Distribution  Amount for that date will be payable as interest to the
Holders of the Class A-5 Certificates.

                  On each Distribution Date preceding the related Accretion  Termination Date, an amount equal to the amount of Accrued
Certificate  Interest on the Class A-14  Certificates  for that date which will be added to the  Certificate  Principal  Balance of the
Class  A-14  Certificates  and  distributed  pursuant  to  Section  4.02(b)(iii)  to the  Holders  of the  related  Accretion  Directed
Certificates  as principal in reduction of the Certificate  Principal  Balances of the related  Accretion  Directed  Certificates.  Any distributions  of the Class  A-14  Accrual  Distribution  Amount  to the  related  Accretion  Directed  Certificates  will  reduce  the
Certificate  Principal  Balances  of the  related  Accretion  Directed  Certificates  by that  amount.  The amount that is added to the
Certificate  Principal  Balance of the Class A-14  Certificates will accrue interest at a rate of 6.25% per annum. On each Distribution
Date on or after the related  Accretion  Termination Date, the entire Accrued  Certificate  Interest on the Class A-14 Certificates for
that date will be payable to the Holders of the Class A-14  Certificates,  as  interest,  to the extent not  required to be paid to the related Accretion Directed  Certificates in order to fully reduce the aggregate  Certificate Principal Balance of the related Accretion
Directed  Certificates to zero on the Accretion  Termination Date;  provided,  however,  that if the Accretion  Termination Date is the
Credit  Support  Depletion  Date,  the entire Class A-14 Accrual  Distribution  Amount for that date will be payable as interest to the
Holders of the Class A-14 Certificates.

                  (i)      The Classes of  Exchangeable  Certificates  outstanding  on any  Distribution  Date shall be entitled to the principal  and  interest  distributions  for  such  Certificates  pursuant  to this  Section  4.02.  In the  event  that  any  Class of
Exchangeable  Certificates  comprising a  Combination  Group are exchanged for their related  Exchanged  Certificates,  such  Exchanged
Certificates  shall be entitled to the  principal  distributions  that would be  allocable  to the  related  Exchangeable  Certificates pursuant to this  Section  4.02 if such  Exchangeable  Certificates  were  outstanding  on such date,  which shall be  allocated to the related  Exchanged  Certificates on a pro rata basis in accordance  with their  respective  Certificate  Principal  Balances,  and such
Exchangeable  Certificates shall be entitled to no distributions of principal and interest.  Such Exchanged  Certificates shall also be entitled to the combined Pass-Through Rate of the related Exchangeable Certificates.

Section  4.03     Statements to Certificateholders; Statements to the Rating Agencies; Exchange Act Reporting. (See Section 4.03 of
the Standard Terms)

Section  4.04     Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the
Standard Terms)

Section  4.05     Allocation of Realized Losses.

         Prior to each  Distribution  Date,  the Master  Servicer  shall  determine the total amount of Realized  Losses,  if any, that resulted from any Cash  Liquidation,  Servicing  Modification,  Debt Service  Reduction,  Deficient  Valuation or REO Disposition  that occurred  during the related  Prepayment  Period or, in the case of a  Servicing  Modification  that  constitutes  a  reduction  of the interest rate on a Mortgage  Loan,  the amount of the reduction in the interest  portion of the Monthly  Payment due during the related
Due Period.  The amount of each Realized Loss shall be evidenced by an Officers'  Certificate.  All Realized Losses,  other than Excess
Special Hazard Losses,  Extraordinary  Losses,  Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows:  first, to the Class B-3  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;  second,  to the Class B-2
Certificates  until the Certificate  Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the
Certificate  Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate  Principal
Balance thereof has been reduced to zero;  fifth, to the Class M-2  Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero;  sixth, to the Class M-1 Certificates  until the Certificate  Principal Balance thereof has been reduced to zero;
and,  thereafter,  if any such Realized Loss is on a Discount  Mortgage Loan, to the Class A-P  Certificates  in an amount equal to the related  Discount  Fraction of the principal  portion of the Realized  Loss until the  Certificate  Principal  Balance of the Class A-P
Certificates  has been reduced to zero, and the remainder of such Realized Losses on the Discount  Mortgage Loans and the entire amount of such Realized Losses on the Non-Discount  Mortgage Loans shall be allocated among all Senior  Certificates (other than the Class A-P
Certificates) on a pro rata basis, as described below;  provided,  however,  that Realized Losses otherwise allocable to the Class A-6,
Class A-99,  Class  A-100,  Class  A-101,  Class  A-102,  Class A-103 or Class A-104  Certificates  will be allocated to the Class A-15
Certificates  until the Certificate  Principal  Balance of the Class A-15  Certificates has been reduced to zero, such losses otherwise allocable to the Class A-7, Class A-25,  Class A-26,  Class A-27,  Class A-28,  Class A-29,  Class A-30,  Class A-35, Class A-36, Class
A-37,  Class A-38,  Class A-39,  Class A-40,  Class A-41, or Class A-42  Certificates  will be allocated to the Class A-16, Class A-31,
Class A-32, Class A-33 or Class A-34  Certificates,  as applicable,  until the Certificate  Principal  Balance of the Class A-16, Class
A-31,  Class A-32, Class A-33 or Class A-34  Certificates  has been reduced to zero, and such losses  otherwise  allocable to the Class
A-10,  Class A-43,  Class A-44, Class A-45, Class A-46, Class A-47, Class A-48, Class A-49, Class A-50, Class A-51, Class A-52 or Class
A-53  Certificates  will be  allocated  to the Class  A-11  Certificates  until the  Certificate  Principal  Balance  of the Class A-11
Certificates has been reduced to zero. The principal  portion of any Excess Special Hazard Losses,  Excess  Bankruptcy  Losses,  Excess
Fraud Losses and  Extraordinary  Losses on the Discount  Mortgage Loans shall be allocated to the Class A-P  Certificates  in an amount equal to the related  Discount  Fraction  thereof and the remainder of the principal  portion and the entire  interest  portion of such
Realized Losses on the Discount  Mortgage Loans and the entire  principal and interest  portion of such Realized Losses on Non-Discount
Mortgage  Loans  will be  allocated  among  the  Senior  Certificates  (other  than the  Class A-P  Certificates)  and the  Subordinate
Certificates, on a pro rata basis, as described below.

         In addition,  the Classes of Exchangeable  Certificates  outstanding on any Distribution Date shall bear the share of Realized
Losses and interest  shortfalls  allocable to such Class of Certificates as provided in this Section 4.05 and the definition of Accrued
Certificate  Interest.  Any Classes of Exchanged  Certificates  outstanding  on any  Distribution  Date will be allocated  the Realized
Losses and interest  shortfalls  that would be allocable to each of the Classes of related  Exchangeable  Certificates in a Combination
Group pursuant to this Section 4.05 and the definition of Accrued Certificate  Interest were such Classes of Exchangeable  Certificates outstanding on such date.

         As used herein,  an allocation of a Realized Loss on a "pro rata basis" among two or more  specified  Classes of  Certificates means an allocation on a pro rata basis,  among the various Classes so specified,  to each such Class of Certificates,  on the basis of their then outstanding  Certificate  Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the  case of the  principal  portion  of a  Realized  Loss or  based  on the  Accrued  Certificate  Interest  thereon  payable  on such
Distribution  Date (without regard to any  Compensating  Interest for such  Distribution  Date) in the case of an interest portion of a
Realized Loss.  Except as provided in the following  sentence,  any allocation of the principal  portion of Realized Losses (other than
Debt Service  Reductions) to a Class of Certificates shall be made by reducing the Certificate  Principal Balance thereof by the amount so allocated,  which  allocation  shall be deemed to have occurred on such  Distribution  Date;  provided that no such reduction  shall reduce the aggregate  Certificate  Principal  Balance of the Certificates  below the aggregate Stated Principal Balance of the Mortgage
Loans.  Any  allocation  of the  principal  portion  of  Realized  Losses  (other  than Debt  Service  Reductions)  to the  Subordinate
Certificates  then  outstanding  with the Lowest  Priority  shall be made by  operation of the  definition  of  "Certificate  Principal
Balance" and by operation of the provisions of Section  4.02(a).  Allocations of the interest  portions of Realized  Losses (other than any interest rate reduction  resulting from a Servicing  Modification) shall be made in proportion to the amount of Accrued Certificate
Interest and by operation of the definition of "Accrued  Certificate  Interest" and by operation of the provisions of Section  4.02(a).
Allocations  of the interest  portion of a Realized  Loss  resulting  from an interest rate  reduction in  connection  with a Servicing
Modification  shall be made by operation of the provisions of Section  4.02(a).  Allocations  of the principal  portion of Debt Service
Reductions  shall be made by operation of the provisions of Section  4.02(a).  All Realized Losses and all other losses  allocated to a
Class of  Certificates  hereunder will be allocated  among the  Certificates  of such Class in proportion to the  Percentage  Interests evidenced  thereby;  provided that if any Subclasses of the Class A-V Certificates  have been issued pursuant to Section 5.01(c) of the
Standard  Terms,  such  Realized  Losses  and other  losses  allocated  to the Class A-V  Certificates  shall be  allocated  among such
Subclasses in proportion to the respective  amounts of Accrued  Certificate  Interest payable on such Distribution Date that would have resulted absent such reductions.

Section  4.06     Reports of Foreclosures and Abandonment of Mortgaged Property.  (See Section 4.06 of the Standard Terms)

Section  4.07     Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

Section  4.08     Surety Bond.  (See Section 4.08 of the Standard Terms)

Section  4.09     Class P Reserve Account..

         (a)      The Trustee  shall  establish a Class P Reserve  Account on behalf of the  Holders of the Class P  Certificates.  The
Class P Reserve  Account  must be an  Eligible  Account.  The Class P  Reserve  Account  shall be  entitled  "Class P Reserve  Account,
Deutsche  Bank  Trust  Company  Americas,  as  Trustee  for the  benefit  of Holders of  Residential  Accredit  Loans,  Inc.,  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series  2007-QS6,"  (the  "Class P Reserve  Account").  All  amounts  received by the Master
Servicer in  connection  with  Prepayment  Charges on the  Prepayment  Charge Loans shall be deposited by the Master  Servicer into the
Class P Reserve  Account upon receipt  thereof.  Funds on deposit in the Class P Reserve  Account shall be held in trust by the Trustee for the Holder of the Class P  Certificates.  Amounts on deposit in the Class P Reserve  Account  shall be held and remain  uninvested, and the Trustee shall have no liability for interest or other compensation therein.

         (b)      On each  Distribution  Date,  the Master  Servicer  on behalf of the Trustee (or the Paying  Agent  appointed  by the
Trustee) shall withdraw the amount then on deposit in the Class P Reserve  Account  representing  Prepayment  Charges in respect of the
Prepayment Charge Loans received after the immediately  preceding  Distribution Date, and distribute such amounts to the Holders of the
Class P Certificates in accordance with Section 4.02(a)(ii)(X).

ARTICLE V

                                                           THE CERTIFICATES

                  Section 5.01.    The Certificates.   (See Section 5.01 of the Standard Terms)

                  Section 5.02.    Registration of Transfer and Exchange of Certificates. (See Section 5.02 of the Standard Terms)

                  Section 5.03.    Mutilated, Destroyed, Lost or Stolen Certificates. (See Section 5.03 of the Standard Terms)

                  Section 5.04.    Persons Deemed Owners. (See Section 5.04 of the Standard Terms)

                  Section 5.05.    Appointment of Paying Agent. (See Section 5.05 of the Standard Terms)

                  Section 5.06.    U.S.A. Patriot Act Compliance. (See Section 5.07 of the Standard Terms)

                  Section 5.07.    Exchangeable Certificates.

(a)      The Exchangeable Certificates and Exchanged Certificates authorized by this Agreement shall consist of the Exchangeable
Certificates and the Exchanged Certificates having the characteristics specified or determined as described in Exhibit Six, and otherwise shall be subject to the terms and provisions set forth herein.

(b)      The Exchangeable Certificates and the Exchanged Certificates, as applicable, shall be exchangeable on the books of DTC for the Exchanged Certificates or Exchangeable Certificates, as applicable, on and after the Closing Date, by notice to the Trustee and
Master Servicer substantially in the form of Exhibit Eight 8 hereto or, under the terms and conditions set forth and otherwise in accordance with the procedures specified hereunder.

         In the case of each  Combination  Group,  the  Exchangeable  Certificates  shall be  exchangeable  for Exchanged  Certificates related to such Combination Group in respective  denominations  determined based on the Percentage  Interest of the initial Certificate
Principal  Balances of the Exchangeable  Certificates.  All Exchangeable  Certificates in any Combination Group shall be exchanged only in the same  Percentage  Interest  and each of the related  Exchanged  Certificates  shall be issued in exchange  therefore in the same
Percentage Interests.  Upon any such exchange,  the portions of the Exchangeable  Certificates  designated for exchange shall be deemed exchanged and replaced by the Exchanged  Certificates issued in exchange therefor.  Correspondingly,  Exchanged Certificates related to a  Combination  Group may be further  designated  for exchange for the  Exchangeable  Certificates  related to a  Combination  Group in respective  denominations  determined based on the Percentage Interest of the initial Certificate  Principal Balances of such Exchanged
Certificates.  If, as a result of a proposed  exchange,  a  Certificateholder  would hold an Exchanged  Certificate or an  Exchangeable
Certificate of a Class in an amount less than the applicable minimum denomination for the Class, the  Certificateholder  will be unable to effect the proposed exchange.

         There shall be no limitation on the number of exchanges authorized pursuant to this Section 5.07, and, except as provided in the second following paragraph, no fee or other charge shall be payable to the Trustee or DTC in connection therewith.

         In order to effect an exchange of Certificates, the Certificateholder shall notify the Trustee and the Master Servicer in writing (including by email at RFC.Exchangenotifications@db.com and MSDocumentDistribution@gmacrfc.com), and in accordance with the requirements set forth herein, no earlier than the first calendar day of each month and no later than three Business Days prior to the proposed exchange date.  The exchange date will be subject to the Trustee's approval but it can generally be any Business Day other than the first and last Business Days of the month and subject to the preceding sentence. The notice must be on the
Certificateholder's letterhead, carry a medallion stamp guarantee and set forth the following information: (i) the CUSIP number of each Certificate or Certificates (as applicable) to be exchanged and Certificate or Certificates (as applicable) to be received; (ii)
the outstanding Certificate Principal Balance and/or Notional Amount and the initial Certificate Principal Balance and/or Notional
Amount of the Certificates to be exchanged; (iii) the DTC participant numbers to be debited and credited; (iv) the proposed exchange date; and (v) the Certificateholder's email address.  After receiving the notice, the Trustee shall e-mail to the certificateholder wire payment instructions relating to the exchange fee. The Trustee will utilize the Deposit and Withdrawal System at DTC to exchange the Certificates. A notice becomes irrevocable on the second Business Day before the proposed exchange date.

         Notwithstanding any other provision herein set forth, a fee shall be payable to the Trustee in connection with each exchange equal to $10,000. Such fee must be received by the Trustee prior to the exchange date or such exchange shall not be effected.

         The Trustee shall make the first distribution on an Exchangeable Certificate or an Exchanged Certificate received in an exchange transaction on the Distribution Date in the following month to the Certificateholder of record as of the Record Date related to such Distribution Date.

         Section 5.08.     Tax Status and Reporting of Exchangeable Certificates.

...................(a) It is intended  that the Grantor  Trust be  classified  for federal  income tax purposes as a grantor trust under
Subpart E, part I of subchapter J of chapter 1 of the Code, and the powers granted and  obligations  undertaken in this Agreement shall be construed so as to further such intent.  Under no circumstances  shall the Trustee,  the Master  Servicer,  the Company or the REMIC
Administrator  have the power to vary the  investments of the Holders of Exchangeable  Certificates or Exchanged  Certificates in their related  assets of the Grantor  Trust in order to take  advantage  of  variations  in the market to improve  their rate of return.  The
Exchangeable  Certificates and the Exchanged  Certificates represent undivided beneficial ownership of the Grantor Trust Uncertificated
REMIC II Regular Interests identified as related to such Certificates in the definition of Uncertificated REMIC II Regular Interests.

...................(b)      The REMIC  Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required  with  respect to the  Grantor  Trust and  deliver  such Tax Returns in a timely  manner to the  Trustee,  and, if required by applicable  law,  the Trustee is directed to and shall sign and file such Tax Returns in a timely  manner.  The  expenses of  preparing such returns shall be borne by the REMIC Administrator  without any right of reimbursement  therefor.  The REMIC  Administrator  agrees to  indemnify  and hold  harmless the Trustee with  respect to any tax or  liability  arising  from the  Trustee's  signing of such Tax
Returns that contain  errors or omissions.  The Trustee and the Master  Servicer shall promptly  provide the REMIC  Administrator  with such  information  as the REMIC  Administrator  may from time to time  request for the purpose of enabling the REMIC  Administrator  to prepare such Tax Returns.

...................(c) Each  beneficial  owner of an  Exchangeable  Certificate  or an  Exchanged  Certificate  shall be  deemed to have instructed the Trustee to deposit the related  Grantor Trust  Uncertificated  REMIC II Regular  Interests  into the Grantor Trust.  The
Trustee  shall  establish  and maintain a Grantor  Trust  Account.  On each  Distribution  Date,  the Master  Servicer on behalf of the
Trustee (or the Paying Agent  appointed by the Trustee)  shall deposit into the Grantor Trust  Account all amounts  deemed  distributed with respect to Grantor Trust Uncertificated REMIC II Regular Interests pursuant to the provisions of Section 10.04(b).

...................(d) The Grantor Trust is a WHFIT that is a WHMT. The Trustee will report as required  under the WHFIT  Regulations to the extent such  information  is reasonably  necessary.  To enable the Trustee to do so, and to the extent such  information  is not in the Trustee's  possession,  the REMIC  Administrator  shall provide such  information to the Trustee on a timely basis.  The Trustee is hereby  directed  pursuant  to this  Agreement  to  assume  that DTC is the only  "middleman"  (as such  term is  defined  in the WHFIT
Regulations)  unless the Company or the Master  Servicer  notifies the Trustee on writing of the identities of other  "middlemen"  that are Holders of Exchangeable Certificates or Exchanged Certificates.

...................(e) The Trustee will report  required  WHFIT  information  using the accrual  method,  except to the extent the WHFIT
Regulations  specifically  require a different method. The Trustee will be under no obligation to determine whether any Exchangeable or
Exchanged  Certificateholder or other beneficial owner of an Exchangeable  Certificate or an Exchanged  Certificate,  to the extent the
Trustee knows of any other  beneficial  owner of an  Exchangeable  Certificate  or an Exchanged  Certificate,  uses the cash or accrual
method.  The  Trustee  will  make  available   information  as  required  by  the  WHFIT  Regulations  to  Exchangeable  and  Exchanged
Certificateholders  annually. In addition,  the Trustee will not be responsible or liable for providing  subsequently amended,  revised or updated information to any Exchangeable or Exchanged Certificateholder, unless requested in writing by such Certificateholder.

...................(f) To the extent  required  by the WHFIT  Regulations,  the  Trustee  will use  reasonable  efforts to publish on an appropriate  website  the CUSIP  Numbers  for the  Exchangeable  Certificates  and the  Exchanged  Certificates.  The CUSIP  Numbers so
published  will  represent  the Rule 144A CUSIP  Numbers.  The  Trustee  will make  reasonable  good faith  efforts to keep the website accurate  and updated to the extent CUSIP  Numbers have been  received.  The Trustee will not be liable for investor  reporting  delays that result from the receipt of inaccurate or untimely CUSIP Number information.

ARTICLE VI........

                                                  THE COMPANY AND THE MASTER SERVICER

                                                (SEE ARTICLE VI OF THE STANDARD TERMS)

ARTICLE VII.......

                                                                DEFAULT

                                                (SEE ARTICLE VII OF THE STANDARD TERMS)

ARTICLE VIII......

                                                        CONCERNING THE TRUSTEE

Section  8.01  ...REMIC Administration.  (See Section 10.01 of the Standard Terms)

(a)      The  Trustee,  prior to the  occurrence  of an Event of Default and after the curing or waiver of all Events of Default  which may have occurred,  undertakes to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  In case an Event of Default  has  occurred  (which has not been cured or  waived),  the Trustee  shall  exercise  such of the rights and powers vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b)      The Trustee,  upon  receipt of all  resolutions,  certificates,  statements,  opinions,  reports,  documents,  orders or other instruments  furnished to the Trustee which are  specifically  required to be furnished  pursuant to any  provision of this  Agreement, shall  examine  them to  determine  whether  they  conform  to the  requirements  of this  Agreement.  The  Trustee  shall  notify  the
Certificateholders  of any such documents which do not materially  conform to the  requirements of this Agreement in the event that the
Trustee, after so requesting, does not receive satisfactorily corrected documents.

                           The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01.  The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master
Servicer to fulfill its duties as set forth in this Agreement.  The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a
REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c)      No provision of this  Agreement  shall be construed to relieve the Trustee from  liability for its own negligent  action,  its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)      Prior to the  occurrence  of an Event of Default,  and after the curing or waiver of all such Events of Default which may have occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this Agreement, the Trustee shall not be liable except for the  performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants  or  obligations  shall be read into this  Agreement  against the Trustee  and, in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely, as to the truth of the  statements  and the correctness of the opinions expressed  therein,  upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii)     The  Trustee  shall  not be  personally  liable  for an error of  judgment  made in good  faith by a  Responsible  Officer  or
         Responsible  Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining  the pertinent facts;

(iii)    The Trustee  shall not be personally  liable with respect to any action  taken,  suffered or omitted to be taken by it in good faith in accordance with the direction of  Certificateholders  of any Class holding  Certificates  which evidence,  as to such
         Class,  Percentage  Interests  aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)     The Trustee shall not be charged with knowledge of any default  (other than a default in payment to the Trustee)  specified in clauses  (i) and (ii) of Section  7.01 or an Event of Default  under  clauses  (iii),  (iv) and (v) of Section  7.01  unless a
         Responsible  Officer of the Trustee  assigned to and working in the Corporate  Trust Office obtains  actual  knowledge of such failure or event or the Trustee  receives  written  notice of such  failure or event at its  Corporate  Trust  Office from the
         Master Servicer, the Company or any Certificateholder; and

(v)      Except to the extent  provided in Section  7.02,  no provision in this  Agreement  shall require the Trustee to expend or risk its own funds (including,  without limitation,  the making of any Advance) or otherwise incur any personal financial liability in the  performance  of any of its duties as Trustee  hereunder,  or in the  exercise  of any of its rights or powers,  if the
         Trustee  shall have  reasonable  grounds for  believing  that  repayment of funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

(d)      The Trustee  shall timely pay,  from its own funds,  the amount of any and all federal,  state and local taxes  imposed on the
Trust Fund or its assets or  transactions  including,  without  limitation,  (A) "prohibited  transaction"  penalty taxes as defined in
Section  860F of the Code,  if,  when and as the same  shall be due and  payable,  (B) any tax on  contributions  to a REMIC  after the
Closing Date  imposed by Section  860G(d) of the Code and (C) any tax on "net income from  foreclosure  property" as defined in Section
860G(c)  of the  Code,  but only if such  taxes  arise  out of a breach by the  Trustee  of its  obligations  hereunder,  which  breach constitutes negligence or willful misconduct of the Trustee.

(e)      Notwithstanding  anything to the  contrary  contained  herein or in any  related  Custodial  Agreement,  in no event shall the
Trustee  have any  liability  in respect of any actions or  omissions  of the  Custodian  herein or  pursuant to any related  Custodial
Agreement.

Section  8.02     Certain Matters Affecting the Trustee  (See Section 8.02 of the Standard Terms)

Section  8.03     Trustee Not Liable for Certificates or Mortgage Loans(See Section 8.03 of the Standard Terms)

Section  8.04     Trustee May Own Certificates(See Section 8.04 of the Standard Terms).

Section  8.05     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification(See Section 8.05 of the Standard Terms).

Section  8.06     Eligibility Requirements for Trustee(See Section 8.06 of the Standard Terms).

Section  8.07     Resignation and Removal of the Trustee. (See Section 8.07 of the Standard Terms)

Section  8.08     Successor Trustee(See Section 8.08 of the Standard Terms).

Section  8.09     Merger or Consolidation of Trustee(See Section 8.09 of the Standard Terms).

Section  8.010    Appointment of Co-Trustee or Separate Trustee(See Section 8.10 of the Standard Terms).

Section  8.011    Appointment of the Custodian(See Section 8.11 of the Standard Terms).

Section  8.012    Appointment of Office or Agency(See Section 8.12 of the Standard Terms).

ARTICLE IX

                                                              TERMINATION

                                                (SEE ARTICLE IX OF THE STANDARD TERMS)

ARTICLE X

                                                           REMIC PROVISIONS

Section  10.01    REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section  10.02    Master Servicer; REMIC Administrator and Trustee Indemnification.  (See Section 10.02 of the Standard Terms)

Section  10.03    Designation of REMICs.

         The REMIC  Administrator  shall make an election to treat the entire  segregated pool of assets described in the definition of
REMIC I, and subject to this Agreement  (including  the Mortgage  Loans) as a REMIC ("REMIC I") and shall make an election to treat the pool of assets comprised of the Uncertificated REMIC I Regular Interests as a REMIC ("REMIC II") for federal income tax purposes.

         The  Uncertificated  REMIC I Regular  Interests will be "regular  interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual  interests" in REMIC I for purposes of the REMIC  Provisions  (as defined  herein) under the federal income tax law.

         The  Uncertificated  REMIC  II  Regular  Interests  Z, the  rights  in and to  which  will be  represented  by the  Class  A-V
Certificates,  and the other  Uncertificated  REMIC II  Regular  Interests,  the rights in and to which  will be  represented  by their
Related Classes of Certificates,  will be "regular  interests" in REMIC II, and the Class R-II  Certificates  will be the sole class of
"residual  interests"  therein for purposes of the REMIC  Provisions under federal income tax law. On and after the date of issuance of any Subclass of Class A-V  Certificates  pursuant to Section  5.01(c) of the Standard  Terms,  any such  Subclass  will  represent  the
Uncertificated  REMIC II Regular  Interest or Interests Z specified  by the initial  Holder of the Class A-V  Certificates  pursuant to said Section.  The Class P Certificates will not represent ownership of an interest in any REMIC.

Section  10.04    Distributions on the Uncertificated REMIC I Regular Interests and the Uncertificated REMIC II Regular Interests.

         (a)  On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated  REMIC
I Regular  Interests,  the following  amounts (the  "Uncertificated  REMIC I Regular Interest  Distribution  Amounts") in the following order of priority to the extent of the  Available  Distribution  Amount  reduced by  distributions  made to the Class R-I  Certificates pursuant to Section 4.02(a):

                  (i)      Uncertificated  Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

                  (ii)     In accordance with the priority set forth in Section 10.04(c),  an amount equal to the sum of the amounts in respect of  principal  distributable  on each Class of  Certificates  (other than the Class R-I  Certificates  and the Class P
         Certificates) under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

         (b)  On each  Distribution  Date the Trustee shall be deemed to distribute  from REMIC II to the extent of the  Uncertificated
REMIC I Regular  Interest  Distribution  Amounts  deemed to have been  received by REMIC II from REMIC I under  Section  10.04(a)  (the
"Uncertificated  REMIC II Regular  Interest  Distribution  Amounts") to (i) the Holders of each Class of  Certificates  (other than the
Class R-I  Certificates,  the  Class P  Certificates,  the  Exchangeable  Certificates  and the  Exchanged  Certificates)  the  amounts distributable  thereon under Section 4.02(a),  as allocated  thereto pursuant to Section 4.02(b) and (ii) itself,  as the holder of the
Grantor Trust Uncertificated REMIC II Regular Interests, the following amounts in the following order of priority:

                  (i)      Uncertificated  Accrued  Interest on the Grantor Trust  Uncertificated  REMIC II Regular  Interests for such
         Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

                  (ii)     In accordance with the priority set forth in Section 10.04(c),  an amount equal to the sum of the amounts in respect of principal  distributable  on each Class of  Exchangeable  Certificates  and  Exchanged  Certificates  under Section
         4.02(a), as allocated thereto pursuant to Section 4.02(b).

The amounts  deemed  distributed  hereunder  with respect to the Class A-V  Certificates  shall be deemed to have been  distributed  in respect of the  Uncertificated  REMIC II Regular  Interests  Z in  accordance  with their  respective  Uncertificated  REMIC II Regular
Interest Z Distribution Amounts, as such Uncertificated REMIC II Regular Interests Z comprise the Class A-V Certificates.

         (c)  The amounts described in Section  10.04(a)(ii) and Section 10.04(b)(ii) shall be deemed distributed to the Uncertificated
REMIC I Regular  Interests  (other  than the  Uncertificated  REMIC I Regular  Interests  Z) and the  Uncertificated  REMIC II  Regular
Interests with the amount to be distributed  allocated  among such interests in accordance  with the priority  assigned to each Related
Class of  Certificates,  respectively,  under  Section  4.02(b)  until the  Uncertificated  Principal  Balance of each such interest is reduced to zero.  [If a Related  Class of  Certificates  is  related to more than one  Uncertificated  REMIC II Regular  Interest,  the amounts described in Section  10.04(b)(ii)  shall be deemed  distributed to the related  Uncertificated  REMIC II Regular Interests pro rata in accordance with the Uncertificated Principal Balances thereof.]

         (d)  In determining from time to time the Uncertificated REMIC I Regular Interest  Distribution Amounts and the Uncertificated
REMIC II Regular Interest Distribution Amounts:

                  (i)      Realized Losses allocated to the Class A-V Certificates  under Section 4.05 shall be deemed allocated to the
         Uncertificated  REMIC II Regular Interests Z pro rata according to the respective  amounts of Uncertificated  Accrued Interest that  would  have  accrued  on such  Uncertificated  REMIC II Regular  Interests  Z for the  Distribution  Date for which such allocation is being made in the absence of such allocation;

                  (ii)     Realized Losses allocated to a Related Class of Certificates under Section 4.05 shall be deemed allocated to their related Uncertificated REMIC I Regular Interests and Uncertificated REMIC II Regular Interests [(if a Related Class
         of Certificates is related to more than one Uncertificated REMIC I Regular Interest or Uncertificated REMIC II Regular
         Interest, Realized Losses in respect of principal allocated to such Class shall be deemed allocated to the related
         Uncertificated REMIC I Regular Interests or Uncertificated REMIC II Regular Interests pro rata in accordance with the
         Uncertificated Principal Balances thereof and Realized Losses in respect of interest allocated to such Class shall be deemed allocated to the related Uncertificated REMIC I Regular Interests or Uncertificated REMIC II Regular Interests pro rata in accordance with the Uncertificated Accrued Interest thereon)]; and

                   (iii)   Realized Losses allocated to the Uncertificated  REMIC II Regular Interests Z under clause (i), above, shall be deemed allocated, in each case, to the related Uncertificated REMIC I Regular Interest Z.

         (e)  Notwithstanding the deemed  distributions on the Uncertificated REMIC I Regular Interests and the Uncertificated REMIC II
Regular  Interests  described  in this  Section  10.04,  distributions  of funds  from the  Certificate  Account  shall be made only in accordance with Section 4.02.

Section  10.05    Compliance with Withholding Requirements.

                  Notwithstanding any other provision of this Agreement,  the Trustee or any Paying Agent, as applicable,  shall comply with all federal  withholding  requirements  respecting payments to  Certificateholders,  including interest or original issue discount payments or advances  thereof that the Trustee or any Paying Agent, as applicable,  reasonably  believes are applicable under the Code.
The consent of  Certificateholders  shall not be  required  for such  withholding.  In the event the  Trustee or any Paying  Agent,  as applicable,  does withhold any amount from interest or original issue discount  payments or advances  thereof to any  Certificateholder pursuant to federal  withholding  requirements,  the Trustee or any Paying Agent, as applicable,  shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                                                       MISCELLANEOUS PROVISIONS

Section  11.01    Amendment.  (See Section 11.01 of the Standard Terms)

Section  11.02    Recordation of Agreement;  Counterparts.  (See Section 11.02 of the Standard Terms)

Section  11.03    Limitation on Rights of Certificateholders.  (See Section 11.03 of the Standard Terms)

Section  11.04    Governing Law.  (See Section 11.04 of the Standard Terms)

Section  11.05    Notices.  All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

------------------------------------------------------ ------------------------------------------------------------------------------------------------------
                      RECIPIENT                                                                       ADDRESS
------------------------------------------------------ ------------------------------------------------------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------------------------------------------------------
Company                                                8400 Normandale Lake Boulevard
                                                       Suite 250, Minneapolis, Minnesota  55437,
                                                       Attention:   President

------------------------------------------------------ ------------------------------------------------------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------------------------------------------------------
Master Servicer                                        2255 N. Ontario Street, Suite 400
                                                       Burbank, California 91504-2130,
                                                       Attention:   Managing Director/Master Servicing

------------------------------------------------------ ------------------------------------------------------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------------------------------------------------------
Trustee                                                Corporate Trust Office
                                                       1761 East St. Andrew Place
                                                       Santa Ana, California 92705-4934,
                                                       Attention:   Residential Accredit Loans, Inc. Series 2007-QS6

                                                       The Trustee designates its offices located at DB Services Tennessee, 648 Grassmere Park Road,
                                                       Nashville, TN 37211-3658, Attn:  Transfer Unit, for the purposes of Section 8.12 of the Standard
                                                       Terms

------------------------------------------------------ ------------------------------------------------------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------------------------------------------------------
Fitch Ratings                                          One State Street Plaza
                                                       New York, New York 10004

------------------------------------------------------ ------------------------------------------------------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------------------------------------------------------
Moody's Investors Service, Inc.                        99 Church Street, 4th Floor
                                                       New York, New York 10004

------------------------------------------------------ ------------------------------------------------------------------------------------------------------
------------------------------------------------------ ------------------------------------------------------------------------------------------------------
Standard & Poor's                                      55 Water Street
Ratings Services, a division of The McGraw-Hill        New York, New York 10041
Companies, Inc.
------------------------------------------------------ ------------------------------------------------------------------------------------------------------

Any notice  required or permitted  to be mailed to a  Certificateholder  shall be given by first class mail,  postage  prepaid,  at the address of such holder as shown in the  Certificate  Register.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section  11.06    Required Notices to Rating Agency and Subservicer.  (See Section 11.06 of the Standard Terms)

Section  11.07    Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section  11.08    Supplemental Provisions for Resecuritization.  (See Section 11.08 of the  Standard Terms)

Section  11.09    Allocation of Voting Rights.

                  Ninety-eight  percent of all Voting Rights will be allocated  among all Holders of the  certificates,  other than the
Variable Strip Certificates and Residual  Certificates,  in proportion to their then outstanding  Certificate Principal Balances,  1.0%
of all Voting  Rights will be allocated  among the Holders of the Variable  Strip  Certificates  and 0.5% and 0.5% of all Voting Rights
will be allocated  among the Holders of the Class R-I  Certificates  and Class R-II  Certificates,  respectively,  in proportion to the
Percentage  Interests evidenced by their respective  Certificates.  Voting Rights of Exchangeable  Certificates will be allocated among
Exchanged  Certificates  exchanged  for such  Exchangeable  Certificates,  pro rata, in accordance  with their  respective  Certificate
Principal  Balances.  Therefore,  the Interest  Only  Certificates  will not receive any Voting  Rights in respect of the Interest Only
Certificates.

                  Section 11.10             No Petition.

                  The Company,  Master  Servicer and the Trustee,  by entering  into this  Agreement,  and each  Certificateholder,  by accepting a  Certificate,  hereby  covenant and agree that they will not at any time  institute  against the Trust Fund, or join in any institution  against the Trust Fund of, any bankruptcy  proceedings  under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

         IN WITNESS  WHEREOF,  the Company,  the Master  Servicer and the Trustee have caused their names to be signed  hereto by their respective  officers  thereunto duly authorized and their respective  seals, duly attested,  to be hereunto affixed,  all as of the day and year first above written.

                                                     RESIDENTIAL ACCREDIT LOANS, INC.

                                                     By:          /s/ Heather Anderson
                                                            Name:     Heather Anderson
                                                            Title:    Vice President

                                                     RESIDENTIAL FUNDING COMPANY, LLC

                                                     By:       /s/ Marguerite Steffes
                                                            Name: Marguerite Steffes
                                                            Title:   Associate

                                                     DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

                                                     By:    /s/ Amy Stoddard
                                                            Name:  Amy Stoddard
                                                            Title:  Authorized Signer

                                                     By:    /s/ Mei Nghia
                                                            Name:  Mei Nghia
                                                            Title:  Authorized Signer

STATE OF MINNESOTA
                                                      )
                                                      ) ss.:
COUNTY OF HENNEPIN                                    )

                  On  the  27th  day of  April,  2007  before  me,  a  notary  public  in  and  for  said  State,  personally  appeared
__________Heather  Anderson____________,  known to me to be a  _______Vice  President_______________________  of  Residential  Accredit
Loans,  Inc., one of the  corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                     /s/ Amy Sue Olson

                                                         Notary Public
[Notarial Seal]

STATE OF MINNESOTA
                                                      )
                                                      ) ss.:
COUNTY OF HENNEPIN                                    )
                  On the 27th day of April, 2007 before me, a notary public in and for said State,  personally appeared  ____Marguerite
Steffes_________,  known to me to be an  _______Associate__________________  of Residential Funding Company,  LLC, the Delaware limited liability  company  that  executed  the within  instrument,  and also known to me to be the  person who  executed  it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                     /s/ Amy Sue Olson
                                                         Notary Public
[Notarial Seal]

STATE OF CALIFORNIA
                                                      )
                                                      ) ss.:
COUNTY OF ORANGE                                      )
                  On the 27th day of April,  2007 before me, a notary  public in and for said  State,  personally  appeared  _______Amy
Stoddard_________,  known to me to be a(n)  ____Authorized  Signer___________  of Deutsche  Bank Trust Company  Americas,  the New York
banking  corporation  that  executed  the within  instrument,  and also known to me to be the person who  executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                     /s/ David Johnson
                                                         Notary Public
[Notarial Seal]

STATE OF CALIFORNIA                                   )
                                                      ) ss.:
COUNTY OF ORANGE                                      )
                  On the 27th day of  April,  2007  before  me, a notary  public in and for said  State,  personally  appeared  ____Mei
Nghia___________,  known to me to be a(n)  ____Authorized  Signer___________  of Deutsche  Bank Trust  Company  Americas,  the New York
banking  corporation  that  executed  the within  instrument,  and also known to me to be the person who  executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official  seal the day and year in this  certificate first above written.

                                                     /s/ David Johnson
                                                         Notary Public
[Notarial Seal]

                                                              EXHIBIT ONE

                                                        MORTGAGE LOAN SCHEDULE

                                                        (Available on Request)

                                                              EXHIBIT TWO

                                                    SCHEDULE OF DISCOUNT FRACTIONS

                                                        (Available on Request)

                                                        EXHIBIT THREE

                                                     INFORMATION TO BE INCLUDED IN
                                                  MONTHLY DISTRIBUTION DATE STATEMENT

(i)      the applicable Record Date, Determination Date and Distribution Date;

(ii)     the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

(iii)    the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

(iv)     the amount of any other fees or expenses paid;

(v)       (a) the amount of such  distribution  to the  Certificateholders  of such Class applied to reduce the  Certificate  Principal
         Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

(vi)     the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(vii)    if the  distribution to the Holders of such Class of Certificates is less than the full amount that would be  distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(viii)   the  aggregate  Certificate  Principal  Balance of each Class of  Certificates  before and after giving  effect to the amounts distributed  on such  Distribution  Date,  separately  identifying  any  reduction  thereof due to Realized  Losses other than pursuant to an actual distribution of principal;

(ix)     the  aggregate  Certificate  Principal  Balance  of each of the  Class  A  Certificates,  Class  M  Certificates  and  Class B
         Certificates as of the Closing Date;

(x)      the weighted average  remaining term to maturity of the Mortgage Loans after giving effect to the amounts  distributed on such
         Distribution Date;

(xi)     the  weighted  average  Mortgage  Rates  of the  Mortgage  Loans  after  giving  effect  to the  amounts  distributed  on such
         Distribution Date;

(xii)    if  applicable,  the Special Hazard  Amount,  Fraud Loss Amount and  Bankruptcy  Amount and as of the close of business on the applicable Distribution Date;

(xiii)   the Pool Stated  Principal  Balance and number of the Mortgage Loans after giving effect to the  distribution  of principal on such Distribution Date and the number of Mortgage Loans at the beginning and end of the related Due Period;

(xiv)    on the basis of the most  recent  reports  furnished  to it by  Sub-Servicers,  the number and Stated  Principal  Balances  of
         Mortgage  Loans  that are  Delinquent  (A) 30-59  days,  (B)  60-89  days and (C) 90 or more days and the  number  and  Stated
         Principal Balances of Mortgage Loans that are in foreclosure;

(xv)     the aggregate amount of Realized Losses for such Distribution Date;

(xvi)    the amount, terms and general purpose of any Advance by the Master Servicer pursuant to Section 4.04;

(xvii)   any  material  modifications,  extensions  or waivers to the terms of the  Mortgage  Loans  during the Due Period or that have cumulatively become material over time;

(xviii)  any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement;

(xix)    the related Subordinate Principal Distribution Amount;

(xx)     the number, aggregate principal balance and Stated Principal Balances of any REO Properties;

(xxi)    the aggregate Accrued  Certificate  Interest remaining unpaid, if any, for each Class of Certificates,  after giving effect to the distribution made on such Distribution Date;

(xxii)   the Pass-Through Rate with respect to the Class A-V Certificates;

(xxiii)  the Pass-Through Rates on the Floater  Certificates and Inverse Floater  Certificates for such Distribution  Date,  separately identifying LIBOR for such Distribution Date;

                  (xxiv)   the Notional Amount with respect to each class of Interest Only Certificates;

                  (xxv)    the occurrence of the Credit Support Depletion Date;

                  (xxvi)   the related Senior Accelerated Distribution Percentage applicable to such distribution;

                  (xxvii)  the related Senior Percentage and Subordinate Class Percentage for such Distribution Date;

                  (xxviii)  the aggregate amount of any recoveries on previously foreclosed loans; and

                  (xxix) the amount of any payment made from the Class P Reserve Account on such  Distribution  Date and the balance of the Class P Reserve Account after giving effect to such amounts.

         In the case of  information  furnished  pursuant to clauses (i) and (ii) above,  the amounts  shall be  expressed  as a dollar amount per Certificate with a $1,000 denomination.

         The Trustee's internet website is www.tss.db.com/invr.

                                                             EXHIBIT FOUR

                                                STANDARD TERMS OF POOLING AND SERVICING
                                                AGREEMENT DATED AS OF DECEMBER 1, 2006

                                                             EXHIBIT FIVE

                                                                FORM OF
                                                 RULE 144A GLOBAL CLASS P CERTIFICATE

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION
("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE &
CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR
VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         NO TRANSFER OF THIS  CERTIFICATE OR INTEREST HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS THAT TRANSFER IS MADE
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE 1933 ACT, AND EFFECTIVE  REGISTRATION  OR  QUALIFICATION  UNDER  APPLICABLE
STATE  SECURITIES  LAWS,  OR IS MADE IN A  TRANSACTION  THAT DOES NOT REQUIRE SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE
AGREEMENT  PROVIDES  THAT NO TRANSFER OF THIS  CERTIFICATE  OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT IN
RELIANCE ON RULE 144A UNDER THE 1933 ACT ("RULE 144A") TO A QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT IS ACQUIRING
THIS CERTIFICATE OR INTEREST HEREIN FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER.

         EACH HOLDER OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  ACKNOWLEDGED  AND AGREED  THAT  (I) IT IS A QUALIFIED  INSTITUTIONAL
BUYER AND IS ACQUIRING THIS CERTIFICATE FOR ITS OWN INSTITUTIONAL  ACCOUNT OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED  INSTITUTIONAL
BUYER,  AND (II) IT  UNDERSTANDS  THAT THIS  CERTIFICATE IS BEING  TRANSFERRED TO IT IN A TRANSACTION NOT INVOLVING ANY PUBLIC OFFERING
WITHIN THE MEANING OF THE 1933 ACT, AND THAT, IF IN THE FUTURE IT DECIDES TO RESELL,  PLEDGE OR OTHERWISE  TRANSFER  THIS  CERTIFICATE,
THIS  CERTIFICATE MAY BE RESOLD,  PLEDGED OR TRANSFERRED  ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND IN A TRANSACTION
MEETING THE  REQUIREMENTS  OF RULE 144A,  TO A PERSON THAT THE SELLER  REASONABLY  BELIEVES  IS A  QUALIFIED  INSTITUTIONAL  BUYER THAT
PURCHASES  FOR ITS OWN ACCOUNT (OR FOR THE  ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT
THE RESALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER  DISPOSITION  SHALL, AND BY ACCEPTANCE
OF THIS  CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO,  INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE MASTER SERVICER AND THE CERTIFICATE
REGISTRAR  AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION IS NOT SO EXEMPT OR IS NOT MADE IN
ACCORDANCE WITH SUCH FEDERAL AND STATE LAWS AND THE AGREEMENT.

CUSIP:                                                                          Certificate No.

Class P Prepayment Charge                                                       Percentage Interest: 100%

Date of Pooling and Servicing                                                   Initial Certificate Principal Balance of this Certificate: $
Agreement:
                                                                                Aggregate   Initial   Certificate   Principal   Balance   of  the   Class  P
                                                                                Certificates: $
Master Servicer:
Residential Funding Company, LLC

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                            SERIES 2007-QS6

         evidencing a percentage  interest in any  distributions  allocable  to the Class P  Certificates  with respect to the
         Trust  Fund  consisting  primarily  of a pool of one- to  four-family  residential,  fixed  interest  rate first lien mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, LLC or any of their affiliates.  Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, LLC or any of
their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of one- to four-family residential, fixed interest rate first lien mortgage loans formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and DEUTSCHE
BANK TRUST COMPANY AMERICAS, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This
Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the
Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class P Certificates on such Distribution Date.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose.

                  No  transfer  of this  Class P  Certificate  will be made  unless  such  transfer  is  exempt  from the  registration requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance with said
Act and laws.  In the event that such a transfer  is to be made,  the Holder  hereof  desiring  to effect  such  transfer  (A) shall be deemed to have made each of the  certifications  set forth in Exhibit I and  paragraph 1 of Exhibit J to the  Standard  Terms as of the transfer date and the Transferee of this  Certificate  shall be deemed to have made each of the  certifications  set forth in Exhibit J
(other than as set forth  paragraph 1 and  paragraph  3(b) thereto) to the Standard  Terms as of the transfer  date, as if such Class P
Certificate  were in physical  form. In addition,  the Holder  hereof does hereby agree to,  indemnify  the Trustee,  the Company,  the
Master  Servicer and the  Certificate  Registrar  acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage
Loans, all as more specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to
Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the
Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the
Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of
Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate
Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master
Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage
Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to
(i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage
Loans.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                     as Trustee

                                                     By:
                                                            Authorized Signatory

                                                     CERTIFICATE OF AUTHENTICATION

This is one of the Class P Certificates referred to in the within-mentioned Agreement.

                                                DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                     as Certificate Registrar

                                                     By:
                                                            Authorized Signatory

                                                              ASSIGNMENT

                  FOR    VALUE    RECEIVED,     the    undersigned     hereby     sell(s),     assign(s)    and    transfer(s)     unto
__________________________________________________________________________ (Please  print  or  typewrite  name and  address  including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated: ___________________                           __________________________________________
                                                     Signature by or on behalf of assignor

                                                      _______________________________________
                                                            Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions   shall   be   made,   by  wire   transfer   or   otherwise,   in   immediately   available   funds  to
                  _________________________________________________________________     for           the           account           of
                  ________________________________ account    number   ___________________,     or,    if    mailed    by    check,     to
                  __________________________________________________.       Applicable      statements      should      be      mailed     to
                  _________________________________________________________________ .

                  This    information   is   provided   by _________________________________,   the   assignee   named   above,    or
                  ____________________________ , as its agent.

                                                              EXHIBIT SIX

                                          AVAILABLE COMBINATIONS OF EXCHANGEABLE CERTIFICATES

         Exchangeable  Certificates may be exchanged for the same Percentage  Interest in the related  Exchanged  Certificates.  In any exchange,  the Percentage Interests reflected by the Certificate Principal Balance or Notional Amount of the Exchanged  Certificates to
be received or delivered in such  exchange will equal the  Percentage  Interests  reflected by the  outstanding  Certificate  Principal
Balances or Notional Amounts of the related Exchangeable Certificates at the time of exchange.

                      CLASSES OF EXCHANGEABLE CERTIFICATES                                             RELATED CLASSES OF EXCHANGED CERTIFICATES
                                TO BE EXCHANGED                                                                     TO BE RECEIVED
---------------------------------------------------------------------------------     ----------------------------------------------------------------------------
------------------------------- ------------------------- -----------------------     ------------------------- --------------------------- ----------------------

   CLASSES OF EXCHANGEABLE          MAXIMUM ORIGINAL                                     RELATED CLASSES OF          MAXIMUM ORIGINAL
         CERTIFICATES            CERTIFICATE PRINCIPAL    INITIAL PASS-THROUGH         EXCHANGED CERTIFICATES     CERTIFICATE PRINCIPAL
       TO BE EXCHANGED                  BALANCE                    RATE                    TO BE RECEIVED                BALANCE              PASS-THROUGH RATE

COMBINATION 1

Class A-1                       $175,000,000              5.6500%                     Class A-17                $175,000,000                5.6200%

Class A-2                       $21,000,000               11.2500%                    Class A-18                $21,000,000                 11.5000%

At all times, the Class A-1, Class A-2, Class A-17 and Class A-18 Certificates,  in the aggregate, will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of $196,000,000.  Whichever of these  certificates is outstanding at any given time will receive interest pro rata and principal pro rata.

COMBINATION 2

Class A-1                       $175,000,000              5.6500%                     Class A-19                $175,000,000                5.6700%

Class A-2                       $21,000,000               11.2500%                    Class A-20                $21,000,000                 11.0833%

At all times, the Class A-1, Class A-2, Class A-19 and Class A-20 Certificates,  in the aggregate, will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of $196,000,000.  Whichever of these  certificates is outstanding at any given time will receive interest pro rata and principal pro rata.

COMBINATION 3

Class A-1                       $175,000,000              5.6500%                     Class A-21                $175,000,000                5.5700%

Class A-2                       $21,000,000               11.2500%                    Class A-22                $21,000,000                 11.9167%

At all times, the Class A-1, Class A-2, Class A-21 and Class A-22 Certificates,  in the aggregate, will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of $196,000,000.  Whichever of these  certificates is outstanding at any given time will receive interest pro rata and principal pro rata.

COMBINATION 4

Class A-1                       $175,000,000              5.6500%                     Class A-23                $175,000,000                5.7200%

Class A-2                       $21,000,000               11.2500%                    Class A-24                $21,000,000                 10.6667%

At all times, the Class A-1, Class A-2, Class A-23 and Class A-24 Certificates,  in the aggregate, will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of $196,000,000.  Whichever of these  certificates is outstanding at any given time will receive interest pro rata and principal pro rata.

COMBINATION 5

Class A-7                       $187,421,000              6.2500%                     Class A-25                $187,421,000                5.0000%

                                                                                      Class A-30                $0                          6.0000%

At all times, the Class A-7, Class A-25, and Class A-30  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $187,421,000.  Whichever of these  certificates  is outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-30  Certificates  which is not entitled to  distributions  of principal).  The Class A-30  Certificates  do not have a certificate  principal balance. For the purpose of calculating interest payments,  interest on the Class A-30 will accrue on a notional amount equal to 20.83% of the aggregate  principal balance of the Class A-25 Certificates  immediately  prior to the related  distribution  date, which is initially equal to approximately
$39,046,041.

COMBINATION 6

Class A-7                       $187,421,000              6.2500%                     Class A-26                $187,421,000                5.2500%

                                                                                      Class A-30                $0                          6.0000%

At all times, the Class A-7, Class A-26, and Class A-30  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $187,421,000.  Whichever of these  certificates  is outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-30  Certificates  which is not entitled to  distributions  of principal).  The Class A-30  Certificates  do not have a certificate  principal balance. For the purpose of calculating interest payments,  interest on the Class A-30 will accrue on a notional amount equal to 16.67% of the aggregate  principal balance of the Class A-26 Certificates  immediately  prior to the related  distribution  date, which is initially equal to approximately
$31,236,833.

COMBINATION 7

Class A-7                       $187,421,000              6.2500%                     Class A-27                $187,421,000                5.5000%

                                                                                      Class A-30                $0                          6.0000%

At all times, the Class A-7, Class A-27, and Class A-30  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $187,421,000.  Whichever of these  certificates  is outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-30  Certificates  which is not entitled to  distributions  of principal).  The Class A-30  Certificates  do not have a certificate  principal balance. For the purpose of calculating interest payments,  interest on the Class A-30 will accrue on a notional amount equal to 12.50% of the aggregate  principal balance of the Class A-27 Certificates  immediately  prior to the related  distribution  date, which is initially equal to approximately
$23,427,625.

COMBINATION 8

Class A-7                       $187,421,000              6.2500%                     Class A-28                $187,421,000                5.7500%

                                                                                      Class A-30                $0                          6.0000%

At all times, the Class A-7, Class A-28, and Class A-30  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $187,421,000.  Whichever of these  certificates  is outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-30  Certificates  which is not entitled to  distributions  of principal).  The Class A-30  Certificates  do not have a certificate  principal balance. For the purpose of calculating  interest payments,  interest on the Class A-30 will accrue on a notional amount equal to 8.33% of the aggregate  principal balance of the Class A-28 Certificates  immediately  prior to the related  distribution  date, which is initially equal to approximately
$15,618,416.

COMBINATION 9

Class A-7                       $187,421,000              6.2500%                     Class A-29                $187,421,000                6.0000%

                                                                                      Class A-30                $0                          6.0000%

At all times, the Class A-7, Class A-29, and Class A-30  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $187,421,000.  Whichever of these  certificates  is outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-30  Certificates  which is not entitled to  distributions  of principal).  The Class A-30  Certificates  do not have a certificate  principal balance. For the purpose of calculating  interest payments,  interest on the Class A-30 will accrue on a notional amount equal to 4.17% of the aggregate  principal balance of the Class A-29 Certificates  immediately  prior to the related  distribution  date, which is initially equal to approximately
$7,809,208.

COMBINATION 10

Class A-16                      $11,963,000               6.2500%                     Class A-31                $11,963,000                 5.5000%

                                                                                      Class A-34                $0                          6.0000%

At all times, the Class A-16, Class A-31, and Class A-34 Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $11,963,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-34  Certificates  which is not entitled to  distributions  of principal).  The Class A-34  Certificates  do not have a certificate  principal balance. For the purpose of calculating interest payments,  interest on the Class A-34 will accrue on a notional amount equal to 12.50% of the aggregate  principal balance of the Class A-31 Certificates  immediately  prior to the related  distribution  date, which is initially equal to approximately
$1,495,375.

COMBINATION 11

Class A-16                      $11,963,000               6.2500%                     Class A-32                $11,963,000                 5.7500%

                                                                                      Class A-34                $0                          6.0000%

At all times, the Class A-16, Class A-32, and Class A-34 Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $11,963,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-34  Certificates  which is not entitled to  distributions  of principal).  The Class A-34  Certificates  do not have a certificate  principal balance. For the purpose of calculating  interest payments,  interest on the Class A-34 will accrue on a notional amount equal to 8.33% of the aggregate  principal balance of the Class A-32 Certificates  immediately  prior to the related  distribution  date, which is initially equal to approximately
$996,916.

COMBINATION 12

Class A-16                      $11,963,000               6.2500%                     Class A-33                $11,963,000                 6.0000%

                                                                                      Class A-34                $0                          6.0000%

At all times, the Class A-16, Class A-33, and Class A-34 Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $11,963,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-34  Certificates  which is not entitled to  distributions  of principal).  The Class A-34  Certificates  do not have a certificate  principal balance. For the purpose of calculating  interest payments,  interest on the Class A-34 will accrue on a notional amount equal to 4.17% of the aggregate  principal balance of the Class A-33 Certificates  immediately  prior to the related  distribution  date, which is initially equal to approximately
$498,458.

COMBINATION 13

Class A-7                       $187,421,000              6.2500%                     Class A-35                $167,340,178                5.5200%

                                                                                      Class A-36                $20,080,822                 12.3333%

At all times, the Class A-7, Class A-35, and Class A-36  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $187,421,000.  Whichever of these  certificates  is outstanding  at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 14

Class A-7                       $187,421,000              6.2500%                     Class A-37                $167,340,178                5.5700%

                                                                                      Class A-38                $20,080,822                 11.9167%

At all times, the Class A-7, Class A-37, and Class A-38  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $187,421,000.  Whichever of these  certificates  is outstanding  at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 15

Class A-7                       $187,421,000              6.2500%                     Class A-39                $167,340,178                5.6200%

                                                                                      Class A-40                $20,080,822                 11.5000%

At all times, the Class A-7, Class A-39, and Class A-40  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $187,421,000.  Whichever of these  certificates  is outstanding  at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 16

Class A-7                       $187,421,000              6.2500%                     Class A-41                $167,340,178                5.6700%

                                                                                      Class A-42                $20,080,822                 11.0833%

At all times, the Class A-7, Class A-41, and Class A-42  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $187,421,000.  Whichever of these  certificates  is outstanding  at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 17

Class A-10                      $56,475,000               6.2500%                     Class A-43                $56,475,000                 5.2500%

                                                                                      Class A-47                $0                          6.0000%

At all times, the Class A10, Class A-43, and Class A-47  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $56,475,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-47  Certificates  which is not entitled to  distributions  of principal).  The Class A-47  Certificates  do not have a certificate  principal balance. For the purpose of calculating interest payments,  interest on the Class A-47 will accrue on a notional amount equal to 16.67% of the aggregate  principal balance of the Class A-43 Certificates  immediately  prior to the related  distribution  date, which is initially equal to approximately
$9,412,500.

COMBINATION 18

Class A-10                      $56,475,000               6.2500%                     Class A-44                $56,475,000                 5.5000%

                                                                                      Class A-47                $0                          6.0000%

At all times, the Class A-10, Class A-44, and Class A-47 Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $56,475,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-47  Certificates  which is not entitled to  distributions  of principal).  The Class A-47  Certificates  do not have a certificate  principal balance. For the purpose of calculating interest payments,  interest on the Class A-47 will accrue on a notional amount equal to 12.50% of the aggregate  principal balance of the Class A-44 Certificates  immediately  prior to the related  distribution  date, which is initially equal to approximately
$7,059,375.

COMBINATION 19

Class A-10                      $56,475,000               6.2500%                     Class A-45                $56,475,000                 5.7500%

                                                                                      Class A-47                $0                          6.0000%

At all times, the Class A-10, Class A-45, and Class A-47 Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $56,475,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-47  Certificates  which is not entitled to  distributions  of principal).  The Class A-47  Certificates  do not have a certificate  principal balance. For the purpose of calculating  interest payments,  interest on the Class A-47 will accrue on a notional amount equal to 8.33% of the aggregate  principal balance of the Class A-45 Certificates  immediately  prior to the related  distribution  date, which is initially equal to approximately
$4,706,250.

COMBINATION 20

Class A-10                      $56,475,000               6.2500%                     Class A-46                $56,475,000                 6.0000%

                                                                                      Class A-47                $0                          6.0000%

At all times, the Class A-10, Class A-46, and Class A-47 Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $56,475,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-47  Certificates  which is not entitled to  distributions  of principal).  The Class A-47  Certificates  do not have a certificate  principal balance. For the purpose of calculating  interest payments,  interest on the Class A-47 will accrue on a notional amount equal to 4.17% of the aggregate  principal balance of the Class A-46 Certificates  immediately  prior to the related  distribution  date, which is initially equal to approximately
$2,353,125.

COMBINATION 21

Class A-10                      $56,475,000               6.2500%                     Class A-48                $50,424,107                 5.5700%

                                                                                      Class A-49                $6,050,893                  11.9167%

At all times, the Class A-10, Class A-48, and Class A-49 Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $56,475,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 22

Class A-10                      $56,475,000               6.2500%                     Class A-50                $50,424,107                 5.6200%

                                                                                      Class A-51                $6,050,893                  11.5000%

At all times, the Class A-10, Class A-50, and Class A-51 Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $56,475,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 23

Class A-10                      $56,475,000               6.2500%                     Class A-52                $50,424,107                 5.6700%

                                                                                      Class A-53                $6,050,893                  11.0833%

At all times, the Class A-10, Class A-52, and Class A-53 Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $56,475,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 24

Class A-12                      $52,229,464               5.7200%                     Class A-54                $52,229,464                 5.6700%

Class A-13                      6,267,536                 10.6667%                    Class A-55                $6,267,536                  11.0833%

At all times, the Class A-12, Class A-13, Class A-54 and Class A-55  Certificates,  in the aggregate,  will receive interest at 6.25%,  and, on the Closing Date, will have an initial  aggregate  principal  balance of $58,497,000.  Whichever of these  certificates is outstanding at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 25

Class A-12                      $52,229,464               5.7200%                     Class A-56                $52,229,464                 5.7700%

Class A-13                      $6,267,536                10.6667%                    Class A-57                $6,267,536                  10.2500%

At all times, the Class A-12, Class A-13, Class A-56 and Class A-57  Certificates,  in the aggregate,  will receive interest at 6.25%,  and, on the Closing Date, will have an initial  aggregate  principal  balance of $58,497,000.  Whichever of these  certificates is outstanding at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 26

Class A-12                      $52,229,464               5.7200%                     Class A-58                $52,229,464                 5.8200%

Class A-13                      $6,267,536                10.6667%                    Class A-59                $6,267,536                  9.8333%

At all times, the Class A-12, Class A-13, Class A-58 and Class A-59  Certificates,  in the aggregate,  will receive interest at 6.25%,  and, on the Closing Date, will have an initial  aggregate  principal  balance of $58,497,000.  Whichever of these  certificates is outstanding at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 27

Class A-8                       $38,377,000               6.2500%                     Class A-60                $38,377,000                 5.0000%

                                                                                      Class A-65                $7,995,208                  6.0000%

At all times, the Class A-8, Class A-60, and Class A-65  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $38,377,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-65  Certificates  which is not entitled to  distributions  of principal).  The Class A-65  Certificates  do not have a certificate  principal balance. For the purpose of calculating interest payments,  interest on the Class A-65 will accrue on a notional amount equal to 20.83% of the aggregate  principal balance of the Class A-60 Certificates  immediately  prior to the related  distribution  date, which is initially equal to approximately
$7,995,208.

COMBINATION 28

Class A-8                       $38,377,000               6.2500%                     Class A-61                $38,377,000                 5.2500%

                                                                                      Class A-65                $0                          6.0000%

At all times, the Class A-8, Class A-61, and Class A-65  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $38,377,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-65  Certificates  which is not entitled to  distributions  of principal).  The Class A-65  Certificates  do not have a certificate  principal balance. For the purpose of calculating interest payments,  interest on the Class A-65 will accrue on a notional amount equal to 16.67% of the aggregate  principal balance of the Class A-61 Certificates  immediately  prior to the related  distribution  date, which is initially equal to approximately
$6,396,166.

COMBINATION 29

Class A-8                       $38,377,000               6.2500%                     Class A-62                $38,377,000                 5.5000%

                                                                                      Class A-65                $0                          6.0000%

At all times, the Class A-8, Class A-62, and Class A-65  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $38,377,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-65  Certificates  which is not entitled to  distributions  of principal).  The Class A-65  Certificates  do not have a certificate  principal balance. For the purpose of calculating interest payments,  interest on the Class A-65 will accrue on a notional amount equal to 12.50% of the aggregate  principal balance of the Class A-62 Certificates  immediately  prior to the related  distribution  date, which is initially equal to approximately
$4,797,125.

COMBINATION 30

Class A-8                       $38,377,000               6.2500%                     Class A-63                $38,377,000                 5.7500%

                                                                                      Class A-65                $0                          6.0000%

At all times, the Class A-8, Class A-63, and Class A-65  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $38,377,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-65  Certificates  which is not entitled to  distributions  of principal).  The Class A-65  Certificates  do not have a certificate  principal balance. For the purpose of calculating  interest payments,  interest on the Class A-65 will accrue on a notional amount equal to 8.33% of the aggregate  principal balance of the Class A-63 Certificates  immediately  prior to the related  distribution  date, which is initially equal to approximately
$3,198,083.

COMBINATION 31

Class A-8                       $38,377,000               6.2500%                     Class A-64                $38,377,000                 6.0000%

                                                                                      Class A-65                $0                          6.0000%

At all times, the Class A-8, Class A-64, and Class A-65  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $38,377,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-65  Certificates  which is not entitled to  distributions  of principal).  The Class A-65  Certificates  do not have a certificate  principal balance. For the purpose of calculating  interest payments,  interest on the Class A-65 will accrue on a notional amount equal to 4.17% of the aggregate  principal balance of the Class A-64 Certificates  immediately  prior to the related  distribution  date, which is initially equal to approximately
$1,599,041.

COMBINATION 32

Class A-8                       $38,377,000               6.2500%                     Class A-66                $34,265,178                 5.5200%

                                                                                      Class A-67                $4,111,822                  12.3333%

At all times, the Class A-8, Class A-66, and Class A-67  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $38,377,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 33

Class A-8                       $38,377,000               6.2500%                     Class A-68                $34,265,178                 5.5700%

                                                                                      Class A-69                $4,111,822                  11.9167%

At all times, the Class A-8, Class A-68, and Class A-69  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $38,377,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 34

Class A-8                       $38,377,000               6.2500%                     Class A-70                $34,265,178                 5.6200%

                                                                                      Class A-71                $4,111,822                  11.5000%

At all times, the Class A-8, Class A-70, and Class A-71  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $38,377,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 35

Class A-9                       $28,245,000               6.2500%                     Class A-72                $25,218,750                 5.5200%

                                                                                      Class A-73                $3,026,250                  12.3333%

At all times, the Class A-9, Class A-72, and Class A-73  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $28,245,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 36

Class A-9                       $28,245,000               6.2500%                     Class A-74                $25,218,750                 5.5700%

                                                                                      Class A-75                $3,026,250                  11.9167%

At all times, the Class A-9, Class A-74, and Class A-75  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $28,245,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 37

Class A-9                       $28,245,000               6.2500%                     Class A-76                $25,218,750                 5.6200%

                                                                                      Class A-77                $3,026,250                  11.5000%

At all times, the Class A-9, Class A-76, and Class A-77  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $28,245,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 38

Class A-9                       $28,245,000               6.2500%                     Class A-78                $25,218,750                 5.6700%

                                                                                      Class A-79                $3,026,250                  11.0833%

At all times, the Class A-9, Class A-78, and Class A-79  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $28,245,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 39

Class A-3                       $30,000,000               7.5000%                     Class A-80                $53,571,428                 5.8200%

Class A-4                       $30,000,000               5.0000%                     Class A-81                $6,428,572                  9.8333%

At all times, the Class A-3, Class A-4, Class A-80 and Class A-81 Certificates,  in the aggregate, will receive interest at 6.25%, and, on the Closing Date, will have an initial aggregate  principal balance of $60,000,000.  Whichever of these certificates is outstanding at any given time will receive interest pro rata and principal pro rata.

COMBINATION 40

Class A-3                       $30,000,000               7.5000%                     Class A-82                $53,571,428                 5.7200%

Class A-4                       $30,000,000               5.0000%                     Class A-83                $6,428,572                  10.6667%

At all times, the Class A-3, Class A-4, Class A-82 and Class A-83 Certificates,  in the aggregate, will receive interest at 6.25%, and, on the Closing Date, will have an initial aggregate  principal balance of $60,000,000.  Whichever of these certificates is outstanding at any given time will receive interest pro rata and principal pro rata.

COMBINATION 41

Class A-3                       $30,000,000               7.5000%                     Class A-84                $53,571,428                 5.6700%

Class A-4                       $30,000,000               5.0000%                     Class A-85                $6,428,572                  11.0833%

At all times, the Class A-3, Class A-4, Class A-84 and Class A-85 Certificates,  in the aggregate, will receive interest at 6.25%, and, on the Closing Date, will have an initial aggregate  principal balance of $60,000,000.  Whichever of these certificates is outstanding at any given time will receive interest pro rata and principal pro rata.

COMBINATION 42

Class A-3                       $30,000,000               7.5000%                     Class A-86                $53,571,428                 5.7700%

Class A-4                       $30,000,000               5.0000%                     Class A-87                $6,428,572                  10.2500%

At all times, the Class A-3, Class A-4, Class A-86 and Class A-87 Certificates,  in the aggregate, will receive interest at 6.25%, and, on the Closing Date, will have an initial aggregate  principal balance of $60,000,000.  Whichever of these certificates is outstanding at any given time will receive interest pro rata and principal pro rata.

COMBINATION 43

Class A-3                       $30,000,000               7.5000%                     Class A-88                $53,571,428                 5.8700%

Class A-4                       $30,000,000               5.0000%                     Class A-89                $6,428,572                  9.4167%

At all times, the Class A-3, Class A-4, Class A-88 and Class A-89 Certificates,  in the aggregate, will receive interest at 6.25%, and, on the Closing Date, will have an initial aggregate  principal balance of $60,000,000.  Whichever of these certificates is outstanding at any given time will receive interest pro rata and principal pro rata.

COMBINATION 44

Class A-3                       $30,000,000               7.5000%                     Class A-90                $53,571,428                 5.9200%

Class A-4                       $30,000,000               5.0000%                     Class A-91                $6,428,572                  9.0000%

At all times, the Class A-3, Class A-4, Class A-90 and Class A-91 Certificates,  in the aggregate, will receive interest at 6.25%, and, on the Closing Date, will have an initial aggregate  principal balance of $60,000,000.  Whichever of these certificates is outstanding at any given time will receive interest pro rata and principal pro rata.

COMBINATION 45

Class A-6                       $103,569,000              6.2500%                     Class A-92                $110,769,000                6.2500%

Class A-15                      $7,200,000                6.2500%

At all times, the Class A-6, Class A-15, and Class A-92  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $110,769,000.  Whichever of these  certificates  is outstanding  at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 46

Class A-7                       $187,421,000              6.2500%                     Class A-93                $199,384,000                6.2500%

Class A-16                      $11,963,000               6.2500%

At all times, the Class A-7, Class A-16, and Class A-93  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $199,384,000.  Whichever of these  certificates  is outstanding  at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 47

Class A-12                      $52,229,464               5.7200%                     Class A-94                $58,497,000                 5.5000%

Class A-13                      $6,267,536                10.6667%                    Class A-98                $0                          6.0000%

At all times, the Class A-12, Class A-13, Class A-94 and Class A-98  Certificates,  in the aggregate,  will receive interest at 6.25%,  and, on the Closing Date, will have an initial  aggregate  principal  balance of $58,497,000.  Whichever of these  certificates is outstanding at any given time will receive  interest pro rata and principal pro rata (other than the Class A-98  Certificates  which is not entitled to  distributions of principal).  The Class A-98  Certificates do not have a certificate  principal balance.  For the purpose of calculating  interest  payments,  interest on the Class A-98 will accrue on a notional amount equal to
12.50% of the aggregate  principal  balance of the Class A-94  Certificates  immediately  prior to the related  distribution  date,  which is initially  equal to approximately $7,312,125.

COMBINATION 48

Class A-12                      $52,229,464               5.7200%                     Class A-95                $58,497,000                 5.7500%

Class A-13                      $6,267,536                10.6667%                    Class A-98                $0                          6.0000%

At all times, the Class A-12, Class A-13, Class A-95 and Class A-98  Certificates,  in the aggregate,  will receive interest at 6.25%,  and, on the Closing Date, will have an initial  aggregate  principal  balance of $58,497,000.  Whichever of these  certificates is outstanding at any given time will receive  interest pro rata and principal pro rata (other than the Class A-98  Certificates  which is not entitled to  distributions of principal).  The Class A-98  Certificates do not have a certificate  principal balance.  For the purpose of calculating  interest  payments,  interest on the Class A-98 will accrue on a notional amount equal to
8.33% of the  aggregate  principal  balance of the Class A-95  Certificates  immediately  prior to the related  distribution  date,  which is initially  equal to approximately $4,874,750.

COMBINATION 49

Class A-12                      $52,229,464               5.7200%                     Class A-96                $58,497,000                 6.0000%

Class A-13                      $6,267,536                10.6667%                    Class A-98                $0                          6.0000%

At all times,  the Class A-12 Class A-13, Class A-96 and Class A-98  Certificates,  in the aggregate,  will receive interest at 6.25%,  and, on the Closing Date, will have an initial  aggregate  principal  balance of $58,497,000.  Whichever of these  certificates is outstanding at any given time will receive  interest pro rata and principal pro rata (other than the Class A-98  Certificates  which is not entitled to  distributions of principal).  The Class A-98  Certificates do not have a certificate  principal balance.  For the purpose of calculating  interest  payments,  interest on the Class A-98 will accrue on a notional amount equal to
4.17% of the  aggregate  principal  balance of the Class A-96  Certificates  immediately  prior to the related  distribution  date,  which is initially  equal to approximately $2,437,375.

COMBINATION 50

Class A-12                      $52,229,464               5.7200%                     Class A-97                $58,497,000                 6.2500%

Class A-13                      $6,267,536                10.6667%

At all times, the Class A-12, Class A-13, and Class A-97 Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $58,497,000.  Whichever of these  certificates  is  outstanding  at any given time will receive  interest pro rata and principal pro rata.

COMBINATION 51

Class A-6                       $103,569,000              6.2500%                     Class A-99                $103,569,000                5.0000%

                                                                                      Class A-104               $0                          6.0000%

At all times, the Class A-6, Class A-99, and Class A-104 Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $103,569,000.  Whichever of these  certificates  is outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-104  Certificates  which is not entitled to  distributions of principal).  The Class A-104  Certificates do not have a certificate  principal balance.  For the purpose of calculating  interest payments,  interest on the Class A-104 will accrue on a notional amount equal to 20.83%
of the aggregate principal balance of the Class A-99 Certificates  immediately prior to the related  distribution date, which is initially equal to approximately
$21,576,875.

COMBINATION 52

Class A-6                       $103,569,000              6.2500%                     Class A-100               $103,569,000                5.2500%

                                                                                      Class A-104               $0                          6.0000%

At all times, the Class A-6, Class A-100, and Class A-104 Certificates,  in the aggregate, will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $103,569,000.  Whichever of these  certificates  is outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-104  Certificates  which is not entitled to  distributions of principal).  The Class A-104  Certificates do not have a certificate  principal balance.  For the purpose of calculating  interest payments,  interest on the Class A-104 will accrue on a notional amount equal to 16.67%
of the aggregate principal balance of the Class A-100 Certificates  immediately prior to the related distribution date, which is initially equal to approximately
$17,261,500.

COMBINATION 53

Class A-6                       $103,569,000              6.2500%                     Class A-101               $103,569,000                5.5000%

                                                                                      Class A-104               $0                          6.0000%

At all times, the Class A-6, Class A-101, and Class A-104 Certificates,  in the aggregate, will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $103,569,000.  Whichever of these  certificates  is outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-104  Certificates  which is not entitled to  distributions of principal).  The Class A-104  Certificates do not have a certificate  principal balance.  For the purpose of calculating  interest payments,  interest on the Class A-104 will accrue on a notional amount equal to 12.50%
of the aggregate principal balance of the Class A-101 Certificates  immediately prior to the related distribution date, which is initially equal to approximately
$12,946,125.

COMBINATION 54

Class A-6                       $103,569,000              6.2500%                     Class A-102               $103,569,000                5.7500%

                                                                                      Class A-104               $0                          6.0000%

At all times, the Class A-6, Class A-102, and Class A-104 Certificates,  in the aggregate, will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $103,569,000.  Whichever of these  certificates  is outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-104  Certificates  which is not entitled to  distributions of principal).  The Class A-104  Certificates do not have a certificate  principal balance. For the purpose of calculating interest payments,  interest on the Class A-104 will accrue on a notional amount equal to 8.33% of the aggregate  principal balance of the Class A-102  Certificates  immediately prior to the related  distribution date, which is initially equal to approximately
$8,630,750.

COMBINATION 55

Class A-6                       $103,569,000              6.2500%                     Class A-103               $103,569,000                6.0000%

                                                                                      Class A-104               $0                          6.0000%

At all times, the Class A-6, Class A-103, and Class A-104 Certificates,  in the aggregate, will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of  $103,569,000.  Whichever of these  certificates  is outstanding  at any given time will receive  interest pro rata and principal pro rata (other than the Class A-104  Certificates  which is not entitled to  distributions of principal).  The Class A-104  Certificates do not have a certificate  principal balance. For the purpose of calculating interest payments,  interest on the Class A-104 will accrue on a notional amount equal to 4.17% of the aggregate  principal balance of the Class A-103  Certificates  immediately prior to the related  distribution date, which is initially equal to approximately
$4,315,375.

COMBINATION 56

Class A-6                       $103,569,000              6.2500%                     Class A-105               $110,769,000                5.0000%

Class A-15                      $7,200,000                6.2500%                     Class A-110               $0                          6.0000%

At all times, the Class A-6, Class A-15, Class A-105 and Class A-110  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of $110,769,000.  Whichever of these  certificates is outstanding at any given time will receive interest pro rata and principal pro rata (other than the Class A-110  Certificates  which is not entitled to distributions of principal).  The Class A-110 Certificates do not have a certificate  principal balance.  For the purpose of calculating  interest payments,  interest on the Class A-110 will accrue on a notional amount equal to
20.83% of the aggregate  principal  balance of the Class A-105  Certificates  immediately  prior to the related  distribution  date,  which is initially equal to approximately $23,076,875.

COMBINATION 57

Class A-6                       $103,569,000              6.2500%                     Class A-106               $110,769,000                5.2500%

Class A-15                      $7,200,000                6.2500%                     Class A-110               $0                          6.0000%

At all times, the Class A-6, Class A-15, Class A-106 and Class A-110  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of $110,769,000.  Whichever of these  certificates is outstanding at any given time will receive interest pro rata and principal pro rata (other than the Class A-110  Certificates  which is not entitled to distributions of principal).  The Class A-110 Certificates do not have a certificate  principal balance.  For the purpose of calculating  interest payments,  interest on the Class A-110 will accrue on a notional amount equal to
16.67% of the aggregate  principal  balance of the Class A-106  Certificates  immediately  prior to the related  distribution  date,  which is initially equal to approximately $18,461,500.

COMBINATION 58

Class A-6                       $103,569,000              6.2500%                     Class A-107               $110,769,000                5.5000%

Class A-15                      $7,200,000                6.2500%                     Class A-110               $0                          6.0000%

At all times, the Class A-6, Class A-15, Class A-107 and Class A-110  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of $110,769,000.  Whichever of these  certificates is outstanding at any given time will receive interest pro rata and principal pro rata (other than the Class A-110  Certificates  which is not entitled to distributions of principal).  The Class A-110 Certificates do not have a certificate  principal balance.  For the purpose of calculating  interest payments,  interest on the Class A-110 will accrue on a notional amount equal to
12.50% of the aggregate  principal  balance of the Class A-107  Certificates  immediately  prior to the related  distribution  date,  which is initially equal to approximately $13,846,125.

COMBINATION 59

Class A-6                       $103,569,000              6.2500%                     Class A-108               $110,769,000                5.7500%

Class A-15                      $7,200,000                6.2500%                     Class A-110               $0                          6.0000%

At all times, the Class A-6, Class A-15, Class A-108 and Class A-110  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of $110,769,000.  Whichever of these  certificates is outstanding at any given time will receive interest pro rata and principal pro rata (other than the Class A-110  Certificates  which is not entitled to distributions of principal).  The Class A-110 Certificates do not have a certificate  principal balance.  For the purpose of calculating  interest payments,  interest on the Class A-110 will accrue on a notional amount equal to
8.33% of the aggregate  principal  balance of the Class A-108  Certificates  immediately  prior to the related  distribution  date,  which is initially  equal to approximately $9,230,750.

COMBINATION 60

Class A-6                       $103,569,000              6.2500%                     Class A-109               $110,769,000                6.0000%

Class A-15                      $7,200,000                6.2500%                     Class A-110               $0                          6.0000%

At all times, the Class A-6, Class A-15, Class A-109 and Class A-110  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of $110,769,000.  Whichever of these  certificates is outstanding at any given time will receive interest pro rata and principal pro rata (other than the Class A-110  Certificates  which is not entitled to distributions of principal).  The Class A-110 Certificates do not have a certificate  principal balance.  For the purpose of calculating  interest payments,  interest on the Class A-110 will accrue on a notional amount equal to
4.17% of the aggregate  principal  balance of the Class A-109  Certificates  immediately  prior to the related  distribution  date,  which is initially  equal to approximately $4,615,375.

COMBINATION 61

Class A-7                       $187,421,000              6.2500%                     Class A-111               $199,384,000                5.0000%

Class A-16                      $11,963,000               6.2500%                     Class A-116               $0                          6.0000%

At all times, the Class A-7, Class A-16, Class A-111 and Class A-116  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of $199,384,000.  Whichever of these  certificates is outstanding at any given time will receive interest pro rata and principal pro rata (other than the Class A-116  Certificates  which is not entitled to distributions of principal).  The Class A-116 Certificates do not have a certificate  principal balance.  For the purpose of calculating  interest payments,  interest on the Class A-116 will accrue on a notional amount equal to
20.83% of the aggregate  principal  balance of the Class A-111  Certificates  immediately  prior to the related  distribution  date,  which is initially equal to approximately $41,538,333.

COMBINATION 62

Class A-7                       $187,421,000              6.2500%                     Class A-112               $199,384,000                5.2500%

Class A-16                      $11,963,000               6.2500%                     Class A-116               $0                          6.0000%

At all times, the Class A-7, Class A-16, Class A-112 and Class A-116  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of $199,384,000.  Whichever of these  certificates is outstanding at any given time will receive interest pro rata and principal pro rata (other than the Class A-116  Certificates  which is not entitled to distributions of principal).  The Class A-116 Certificates do not have a certificate  principal balance.  For the purpose of calculating  interest payments,  interest on the Class A-116 will accrue on a notional amount equal to
16.67% of the aggregate  principal  balance of the Class A-112  Certificates  immediately  prior to the related  distribution  date,  which is initially equal to approximately $33,230,666.

COMBINATION 63

Class A-7                       $187,421,000              6.2500%                     Class A-113               $199,384,000                5.5000%

Class A-16                      $11,963,000               6.2500%                     Class A-116               $0                          6.0000%

At all times, the Class A-7, Class A-16, Class A-113 and Class A-116  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of $199,384,000.  Whichever of these  certificates is outstanding at any given time will receive interest pro rata and principal pro rata (other than the Class A-116  Certificates  which is not entitled to distributions of principal).  The Class A-116 Certificates do not have a certificate  principal balance.  For the purpose of calculating  interest payments,  interest on the Class A-116 will accrue on a notional amount equal to
12.50% of the aggregate  principal  balance of the Class A-113  Certificates  immediately  prior to the related  distribution  date,  which is initially equal to approximately $24,923,000.

COMBINATION 64

Class A-7                       $187,421,000              6.2500%                     Class A-114               $199,384,000                5.7500%

Class A-16                      $11,963,000               6.2500%                     Class A-116               $0                          6.0000%

At all times, the Class A-7, Class A-16, Class A-114 and Class A-116  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of $199,384,000.  Whichever of these  certificates is outstanding at any given time will receive interest pro rata and principal pro rata (other than the Class A-116  Certificates  which is not entitled to distributions of principal).  The Class A-116 Certificates do not have a certificate  principal balance.  For the purpose of calculating  interest payments,  interest on the Class A-116 will accrue on a notional amount equal to
8.33% of the aggregate  principal  balance of the Class A-114  Certificates  immediately  prior to the related  distribution  date,  which is initially  equal to approximately $16,615,333.

COMBINATION 65

Class A-7                       $187,421,000              6.2500%                     Class A-115               $199,384,000                6.0000%

Class A-16                      $11,963,000               6.2500%                     Class A-116               $0                          6.0000%

At all times, the Class A-7, Class A-16, Class A-115 and Class A-116  Certificates,  in the aggregate,  will receive interest at 6.25%, and, on the Closing Date, will have an initial  aggregate  principal  balance of $199,384,000.  Whichever of these  certificates is outstanding at any given time will receive interest pro rata and principal pro rata (other than the Class A-116  Certificates  which is not entitled to distributions of principal).  The Class A-116 Certificates do not have a certificate  principal balance.  For the purpose of calculating  interest payments,  interest on the Class A-116 will accrue on a notional amount equal to
4.17% of the aggregate  principal  balance of the Class A-115  Certificates  immediately  prior to the related  distribution  date,  which is initially  equal to approximately $8,307,666.

                                                             EXHIBIT SEVEN

                                                      TARGETED PRINCIPAL BALANCES

                                                                                    TARGETED PRINCIPAL BALANCES FOR CLASS
                                                 DISTRIBUTION DATE                           A-8 CERTIFICATES
                                   Initial Balance                                                          $38,377,000.00
                                                                        May 2007                             37,073,101.29
                                                                       June 2007                             35,789,296.92
                                                                       July 2007                             34,525,543.95
                                                                     August 2007                             33,281,685.51
                                                                  September 2007                             32,057,565.97
                                                                    October 2007                             30,853,030.92
                                                                   November 2007                             29,667,927.16
                                                                   December 2007                             28,502,102.72
                                                                    January 2008                             27,355,406.78
                                                                   February 2008                             26,227,689.76
                                                                      March 2008                             25,118,803.20
                                                                      April 2008                             24,028,599.85
                                                                        May 2008                             22,956,933.60
                                                                       June 2008                             21,903,659.49
                                                                       July 2008                             20,868,633.70
                                                                     August 2008                             19,851,713.56
                                                                  September 2008                             18,852,757.49
                                                                    October 2008                             17,871,625.04
                                                                   November 2008                             16,908,176.88
                                                                   December 2008                             15,962,274.74
                                                                    January 2009                             15,033,781.47
                                                                   February 2009                             14,122,560.99
                                                                      March 2009                             13,228,478.29
                                                                      April 2009                             12,351,399.41
                                                                        May 2009                             11,491,191.47
                                                                       June 2009                             10,647,722.61
                                                                       July 2009                              9,820,862.03
                                                                     August 2009                              9,010,479.94
                                                                  September 2009                              8,216,447.58
                                                                    October 2009                              7,438,637.22
                                                                   November 2009                              6,676,922.10
                                                                   December 2009                              5,931,176.49
                                                                    January 2010                              5,201,275.63
                                                                   February 2010                              4,487,095.76
                                                                      March 2010                              3,788,514.08
                                                                      April 2010                              3,105,408.77
                                                                        May 2010                              2,437,658.95
                                                                       June 2010                              1,785,144.71
                                                                       July 2010                              1,147,747.09
                                                                     August 2010                                525,348.03
                                                   September 2010 and thereafter                                         0

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